UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549


FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-21673


The AllianceBernstein Pooling Portfolios
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  August 31, 2005

Date of reporting period:   August 31, 2005


ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein Pooling Portfolios

U.S. Value
U.S. Large Cap Growth
Global Real Estate Investment
International Value
International Growth
Small-Mid Cap Value
Small-Mid Cap Growth
Short Duration Bond
Intermediate Duration Bond
Inflation Protected Securities
High-Yield


Annual Report

August 31, 2005


Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, call AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.


October 26, 2005

Annual Report

This report provides management's discussion of fund performance for the AllianceBernstein Pooling Portfolios (collectively, the "Portfolios"; individually, the "Portfolio") for the annual reporting period ended August 31, 2005.

The tables on pages 19-29 show each Portfolio's performance from their inception on May 20, 2005 through August 31, 2005 compared to their respective benchmarks. Additional performance can be found on pages 30-31. Each Portfolio's benchmark is as follows: U.S. Value Portfolio--Russell 1000 Value Index; U.S. Large Cap Growth Portfolio--Russell 1000 Growth Index; Global Real Estate Investment Portfolio--FTSE EPRA/NAREIT Equity Index; International Value Portfolio--Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Value Index; International Growth Portfolio--Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Growth Index; Small-Mid Cap Value Portfolio--Russell 2500 Value Index; Small-Mid Cap Growth Portfolio--Russell 2500 Growth Index; Short Duration Bond Portfolio--Merrill Lynch 1-3 Year Treasury Index; Intermediate Duration Bond Portfolio--Lehman Brothers U.S. Aggregate Index; Inflation Protected Securities Portfolio--Lehman Brothers 1-10 Year TIPS Index; High-Yield Portfolio--Lehman Brothers High Yield Index (2% constrained).

U.S. Value Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market, emphasizing investment in companies that Alliance's Bernstein unit ("Bernstein") determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by U.S. companies.

U.S. Value Portfolio Investment Results

U.S. stocks were up during the reporting period from May 20, 2005 through August 31, 2005 despite record energy prices and rising interest rate concerns. The Portfolio was also up during this period, but modestly trailed its benchmark, the Russell 1000 Value Index, since its inception. Strong returns from retail, technology and rail holdings, and an underweighted position in the poorly performing pharmaceutical sector, contributed to performance. However, these results were more than offset by weak security selection within the financial sector.

Strong demand for energy, exacerbated late in the period by production outages caused by Hurricane Katrina, led oil prices higher, and oil briefly traded above $70 per barrel. Accordingly, energy was the best performing sector and the Portfolio's energy positions kept pace. Technology stocks


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ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 1


were also strong, and the Portfolio's overweight in this sector helped performance. Despite continued short-term rate hikes by the Federal Reserve, long-term interest rates remained persistently low, which benefited real estate investment trusts and utilities. The Portfolio's underweighted positions in both of these sectors detracted from performance.

U.S. Value Portfolio Market Review and Investment Strategy

After the bursting of the technology bubble, and the tremendously strong performance for value stocks over the past five years, valuations are compressed today. What's cheap isn't particularly cheap, and what's expensive isn't particularly expensive, leading to spread compression at both ends of the market. Put another way, investors are generally complacent. They are demanding unusually little incremental return for taking on value stocks, and they are also not willing to pay large premiums to own growth companies.

The value opportunity remains low due to continued strength of corporate earnings and positive economic news. With the market currently offering little incremental compensation for taking risk, the Portfolio's active sector weights are unusually small, and the Portfolio's exposure to other risk factors is quite muted as well. The U.S. Value Investment Policy Group continues to believe that the best approach in the current environment is to keep the Portfolio's tracking error low, and to use our fundamental research to uncover the opportunities available in individual stocks.

U.S. Large Cap Growth Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital by investing primarily in equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. The Portfolio focuses on a relatively small number of large, intensively-researched U.S. companies that Alliance believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by large-cap U.S. companies.

U.S. Large Cap Growth Portfolio Investment Results

Since its inception on May 20, 2005 through August 31, 2005, the Portfolio significantly outperformed its benchmark, the Russell 1000 Growth Index. The Portfolio gained considerable ground on the Index in the technology and health care sectors due to strong stock selection. The Portfolio gained some ground relative to the Index in the consumer staples, financial services and energy sectors also due to good stock selection. The Portfolio trailed the Index in the consumer discretionary sector due to both sub-par stock selection and overweighting this underperforming sector.

U.S. Large Cap Growth Portfolio Market Review and Investment Strategy

Over the past few years, the most notable trend in the large capitalization


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2 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


U.S. equity markets has been the continued outperformance of value stocks over growth stocks. The market's value bias over the last 4.75 years ending March 31, 2005 is unprecedented both in length and magnitude, with the Russell 1000 Value Index outperforming the Russell 1000 Growth Index by 79% cumulatively.

From June through August, growth performed in line with value; perhaps we are in the early innings of a long overdue growth cycle. If so, the Portfolio is well positioned for a market that favors growth stocks. The long, strong value cycle has reduced the premium for growth stocks relative to the broad market to its lowest level in 25 years. And within growth, the fastest growing companies are selling at valuations not very different from their less promising counterparts. This anomalous situation has afforded the U.S. Large Cap Growth Team the opportunity, at little premium, to trade up to companies that its research indicates are poised to become tomorrow's growth leaders.

Global Real Estate Investment Portfolio Investment Objective and Policies

The Portfolio seeks total return from a combination of income and long-term growth of capital. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of real estate investment trusts ("REITs") and other real estate industry companies, emphasizing investment in real estate companies that Alliance's Bernstein unit ("Bernstein") believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest up to 20% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. The Portfolio may from time to time enter into currency futures contracts or currency forward contracts.

Global Real Estate Investment Portfolio Investment Results

The Portfolio outperformed its benchmark, the FTSE EPRA/NAREIT Index, since its inception on May 20, 2005 through August 31, 2005. Country and currency performance drove the Portfolio's return premium during the period. The level of cash holdings required to manage the portfolio detracted from relative return, due to the strong absolute returns achieved by the Portfolio during this period.

The best security selection occurred in the U.S. This was primarily driven by the Portfolio's overweight investments in focused and specialty office owners. These companies operate in niche segments of the office markets where fundamentals are more robust. Security selection was weakest in Singapore and France. In Singapore, the Portfolio's industrial and retail holdings underperformed the residential developers which benefited from government relaxation of bank financing guidelines and restrictions on foreign investments, both in relation to residential housing. The Portfolio's largest residential holding in France underper-


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ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 3


formed other property names after a foreign company gained control through a public tender and investors chose to take a wait-and-see attitude. The Portfolio's overweight position in Canada was the main positive contributor from a currency perspective. This contribution was driven by the strengthening of the Canadian dollar during the period. An underweight position in Japan also contributed to the Portfolio's currency-driven returns. During the period, Singapore and Canada outperformed the EPRA/NAREIT Index. The Portfolio's overweight in these countries contributed to the Portfolio's relative performance. Japan also outperformed the benchmark, but in this case, the Portfolio's underweight in this country was a detractor.

Global Real Estate Investment Portfolio Market Review and Investment Strategy

Global real estate equities performed strongly in the June to August 2005 period. For most property sectors, fundamentals are stable or improving. North American property markets are experiencing the strongest fundamentals, led by retail property owners. The U.S. economy continues to expand and create jobs, and as a consequence, U.S. office and multi-family residential properties have begun to experience a recovery in their fundamentals. Most sectors are stable in Canada, with notable improvement experienced in regions exposed to the energy industry. United Kingdom and Australia retail owners are currently strong. However, their growth prospects are facing headwinds as local consumers appear to be impacted by the recent weakness in local residential housing. In both of these countries, fundamentals for office properties appear to be in the initial stages of a recovery. Hong Kong is experiencing a period of volatility in property stocks after a banner year in property stock performance. Subsiding competition in local mortgage rate offerings and U.S. rate increases have forced the Hong Kong market to absorb meaningful interest rate rises this year. In this environment, investors face near-term uncertainty with regards to the residential housing markets and the strength of the domestic households. Singapore property markets continue to show strength with favorable fundamentals and attractive yields. Japan's office sector has stabilized, and in some areas it has begun to improve after many years of high vacancies and rent declines. Europe is stable with some recovery evident in those office markets most affected by the decline in technology activity after the technology boom collapse.

The Real Estate Investment Trust Investment Policy Group's strategy focuses on selecting companies with the most attractive valuations and in the most attractive markets from a fundamental real estate perspective. During this reporting period, the group maintained an overweighted position in Canadian property stocks due to their attractive valuation and stable fundamentals and underweighted U.S. property stocks due to valuation. The group also maintained overweighted positions in Hong Kong and Singapore, as the group found attractively priced companies in these countries.


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4 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


International Value Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of non-U.S. companies, emphasizing investment in companies that Alliance's Bernstein unit ("Bernstein") determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may from time to time enter into currency futures contracts or currency forward contracts.

International Value Portfolio Investment Results

The Portfolio outperformed its benchmark, the MSCI EAFE Value Index, from its inception on May 20, 2005 through August 31, 2005 largely due to its energy overweight and strong stock selection within the sector. The Portfolio also benefited from the bounce back of several of its industrial commodities holdings, especially in steel. Detractors to the Portfolio's performance were primarily spread among the medical, consumer staples and capital equipment sectors.

International Value Portfolio Market Review and Investment Strategy

International equity markets rallied amid renewed optimism about near-term economic and corporate earnings growth. Unsurprisingly, energy stocks led the market, buoyed by sustained high oil prices, but the rally was broad based with strong gains in most sectors. The turnaround in sentiment from the second quarter was prompted by good economic and corporate news worldwide, including signs of a nascent recovery in Japan, a significant pick-up in merger and acquisition activity in Europe and continued strong expansion in China.

Investors seem unwilling to pay the kinds of premium valuations they typically assign to growth companies. At the other end of the spectrum, the International Value Investment Policy Group is seeing few of the industrial distresses that tend to create valuation distortions. Thus, valuations across and within sectors remain compressed. Accordingly, the group is using its extensive bottom-up research resources to uncover the opportunities that do exist.

International Growth Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital by investing primarily in equity securities of non-U.S. companies. The Portfolio focuses on a relatively small number of large, intensively researched, non-U.S. companies that Alliance believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments. The Portfolio may from time to time enter into currency futures contracts or currency forward contracts.

International Growth Portfolio Investment Results

The Portfolio underperformed its benchmark, the MSCI EAFE Growth Index, since its inception on May 20,


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ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 5


2005 through August 31, 2005. Positive stock selection in consumer manufacturing, energy and technology helped offset weakness in consumer services and an overweight position in technology, which detracted from value.

The best performing stocks were found in three areas: energy, construction and consumer. In August, several Japanese stocks added value amidst the throes of a Japanese market rally. A few specific stocks detracted from the Portfolio's performance. Two of these stocks, Carnival and Canon, have been sold as their earnings estimate revisions are likely to be muted going forward.

International Growth Market Review and Investment Strategy

Non-U.S. stocks ended the period higher, climbing three walls of worries: continued rate hikes by the Federal Reserve, higher oil prices and natural disasters in the U.S. Meanwhile, global inflation expectations remain in check at 2.5% and corporate profits remain healthy. On the back of Koizumi popularity and a potential turn in bank profitability, Japan was one of the best performers, rising nearly 13% in local terms. Meanwhile, the MSCI Growth Index lagged the MSCI Value Index in the period, indicating investors have not fully embraced a growth rally despite valuations in favor of the style.

From a sector viewpoint, energy continues to lead the way, rising 18.2% from May 20, 2005 through the end of August. Energy continues to be the sector with the best earnings momentum. Despite worries over slower growth, materials, capital goods and autos also did well, rising over 10%, while information technology and telecommunications underperformed. The Portfolio continues to be overweight in technology based on stock selection. Overweighted positions can also be found in health care and energy. Telecommunications remains underweight as some of the large cap stocks in this area are exhibiting uninteresting growth.

Small-Mid Cap Value Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio's investment policies emphasize investment in companies that Alliance's Bernstein unit ("Bernstein") determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

Small-Mid Cap Value Portfolio Investment Results

The Portfolio underperformed its benchmark, the Russell 2500 Value Index, since its inception on May 20, 2005 through August 31, 2005. The bulk of this underperformance was at-


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6 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


tributable to an overweighted position in consumer discretionary stocks, a small underweight position in the energy sector and stock selection issues in health care and producer durables. Consumer discretionary stocks were impacted by increasing investor anxiety over the resiliency of consumer spending, while energy stocks dramatically outperformed the market on the back of sizable increases in the prices of oil and natural gas. Within health care stocks, the Portfolio was hurt by the poor performance of a specific hospital management company which witnessed weaker-than-expected admissions trends and higher-than-expected expenses related to bad debt.

Offsetting these issues and benefiting the Portfolio's performance were a beneficial underweighting of financial stocks and a strong contribution from stock selection in materials and processing holdings. Financial stocks underperformed the benchmark over the summer as a flattening yield curve created more difficult earnings prospects for many banks, thrifts and mortgage finance companies. Further, the Portfolio benefited from the ongoing consolidation in the banking sector, as one of the Portfolio's holdings was acquired at a 33% premium. Within materials and processing, several of the Portfolio's holdings produced strong returns. Investors saw these companies as well positioned to benefit from increased infrastructure spending across several sectors of the U.S. economy.

Small-Mid Cap Value Portfolio Market Review and Investment Strategy

The reporting period was marked by a number of powerful forces that have significantly altered investors' views on a variety of industries. First, and most dramatically, has been the rise in energy prices. Over the three months since the Portfolio's inception on May 20, 2005 through the end of August, the price of West Texas Intermediate (a benchmark crude) increased 47% to stand at $68.94 a barrel. Investors have demonstrated increasing anxiety that these higher energy prices will reduce the ability of consumers to spend at the pace witnessed over the past few years; accordingly, consumer-related stocks have sold off. The Portfolio's holdings are a diversified set of companies that are less dependent on lower income consumers, the most exposed segment of the population to higher oil prices.

The second factor that has been a strong influence over the period has been the flattening of the yield curve as rate increases by the Federal Reserve have been met by corresponding yield increases at the long end of the curve. This has compressed investors' expectations on interest income generation by many financials and has caused the sector to underperform. Many of the Portfolio's holdings in financials are companies that should benefit from higher levels of rates and have done well in the current interest-rate environment.

Small-capitalization stocks significantly outperformed large-capitalization stocks in the period but within the small-cap universe there was little difference between small- and small-mid cap sectors. Looking at style differentials over the period, growth slightly outperformed value.


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ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 7


Small-Mid Cap Growth Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the upper limit on market capitalization will change with the markets. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. Normally, the Portfolio invests in U.S. companies that Alliance believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

Small-Mid Cap Growth Portfolio Investment Results

The Portfolio modestly outperformed its benchmark, the Russell 2500 Growth Index, since its inception on May 20, 2005 through August 31, 2005. Outperformance during the period was driven by a favorable contribution from sector allocations, as the Portfolio benefited from a sizeable overweight in energy, the period's best performing sector. Stock selection in the aggregate was negative for the period, with disappointing picks in the technology sector offsetting modest outperformance across most other major economic sectors.

Small-Mid Cap Growth Portfolio Market Review and Investment Strategy

Despite soaring energy prices and rising short-term interest rates, a backdrop of steady economic growth helped to drive small/mid-cap growth stocks higher during the reporting period ending August 31, 2005. With a gain of 9.1%, the Russell 2500 Growth Index of small/mid-cap growth stocks fared significantly better than the broader markets, as represented by the S&P 500 Stock Index, which advanced a more modest 3.0%. Small/mid-cap growth stocks also outperformed small/mid-value stocks, as represented by the Russell 2500 Value Index. This is notable in that it runs counter to the trend experienced over much of the past five years. While all sectors turned in positive returns during the quarter, energy shares were by far the strongest performers, as soaring commodity prices helped to drive an impressive gain of more than 40%.

During the reporting period, the Small Cap Growth Team increased the Portfolio's health care exposure, shifting from a sizeable underweight to a small overweight. This change was driven largely by the addition of several new health-care services names. Reductions in financial services and technology helped to fund these purchases. The Portfolio's largest overweights as of August 31, 2005 were commercial services, media, health-care services and energy. Indicative of a maturing economic recovery and a relatively flat yield curve, industrials, financial services and consumer-related names were all notably underweight as of the end of the reporting period.


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8 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Short Duration Bond Portfolio Investment Objective and Policies

The Portfolio seeks a moderate rate of income that is subject to taxes by investing primarily in investment-grade, U.S. dollar-denominated debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in debt securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers.

Short Duration Bond Portfolio Investment Results

The Portfolio did modestly better than its benchmark, the Merrill Lynch 1-3 Year Treasury Index, since its inception on May 20, 2005 through August 31, 2005. July was the best month in terms of relative performance. The return drivers which added the most to the Portfolio's return were its duration positioning and sector overweight exposure. In general, the Portfolio continues to be positioned for a stable growth environment while being modestly defensive against rising interest rates. This is expressed through overweighted positions in credit and structured sectors, as well as being shorter in duration than the benchmark.

Short Duration Bond Portfolio Market Review and Investment Strategy

In general, short-term rates rose and the Treasury curve flattened during the reporting period. The Federal Reserve raised short-term interest rates 25 basis points during each of their meetings on June 30 and August 9, leading 2-year Treasury rates to rise 10 basis points, while 5 year Treasury rates stayed flat. On a month-by-month basis, Treasuries produced positive returns, except in July when Treasuries sold off prior to Hurricane Katrina. Credit and structured sectors did well relative to Treasury securities during the period despite the generally negative effects of the hurricane.

Intermediate Duration Bond Portfolio Investment Objective and Policies

The Portfolio seeks a moderate to high rate of income that is subject to taxes by investing primarily in investment-grade, U.S. dollar-denominated debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in debt securities. The Portfolio seeks to maintain a relatively longer duration of four to seven years under normal market conditions. The Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers.

Intermediate Duration Bond Portfolio Investment Results

The Portfolio outperformed its benchmark, the Lehman Brothers U.S. Aggregate Index, since its inception on May 20, 2005 through August 31, 2005. The primary contributor to the Portfolio's outperformance was its yield curve structure. The Portfolio's


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ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 9


duration was positioned shorter than that of the benchmark, with the short focused on the two- to five-year area of the curve. Expectations were for U.S. interest rates, particularly at the short end of the yield curve, to trend higher as the Federal Reserve (the "Fed") continued to tighten monetary policy at a measured pace. Also contributing positively to the Portfolio's performance was the U.S. Investment Grade Core Fixed Income Team's corporate security selection and an underweight position in U.S. governments.

Intermediate Duration Bond Portfolio Market Review and Investment Strategy

Fixed-income returns were generally moderate during the reporting period, reflecting mixed economic news, along with the affects from higher oil prices and Hurricane Katrina. The U.S. Treasury market, as measured by the Lehman Brothers Treasury Index, posted a return of 1.56% for the reporting period despite continued rate increases by the Fed. Beginning in June 2004, the Fed hiked the Fed Funds benchmark rate 10 times for a total of 250 basis points, bringing the Fed Funds target from its all-time low of 1% to a still-accommodative 3.50%. Although short-term U.S. interest rates have followed the Fed higher, longer-term rates failed to increase as expected and actually have continued to decline. Longer-term 10- and 30-year yields declined 11 and 18 basis points, respectively, while shorter-term two-year yields rose 15 basis points. As a result, the yield curve continued to flatten. In the view of the team, falling yields have been the result of sustained buying of U.S. Treasuries and other U.S. bonds by official and private foreign investors, coupled with complacency about inflation pressures.

Corporate securities continued to benefit from favorable liquidity, robust investor demand and strong corporate earnings. Corporates returned a respectable 2.51%, according to Lehman Brothers, with lower-rated investment-grade corporates outperforming higher-rated debt. Corporate spreads remained relatively stable, tightening three basis points to an average spread of 87 basis points over Treasuries during the period.

Asset backed securities and collateralized mortgage backed securities also posted moderate returns of 1.17% and 1.69%, respectively. Despite relatively good news with respect to the economy and the housing market, mortgage securities returned only 1.25% with speculation of a housing bubble, as well as political factors, which dampened returns.

Inflation Protected Securities Portfolio Investment Objective and Policies

The Portfolio seeks a total return that exceeds the rate of inflation over the long term with income that is subject to taxes by investing primarily in U.S. dollar-denominated inflation-indexed debt securities of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and by corporations. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio seeks to maintain a duration within three years (plus or minus) of the du-


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10 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


ration of the Lehman Brothers U.S. TIPS 1-10 Year Index. Assets not invested in inflation-indexed bonds may be invested in other types of debt securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities and mortgage-related securities, as well as other securities of U.S. and non-U.S. issuers.

Inflation Protected Securities Portfolio Investment Results

The Portfolio underperformed its benchmark, the Lehman Brothers 1-10 year TIPS Index, since its inception on May 20, 2005 through August 31, 2005. Two significant factors contributed to the Portfolio's underperformance. The first was that due to the launching of the Portfolio, a significant cash inflow was received in the Portfolio during the reporting period. Second, the Portfolio was positioned slightly short duration as interest rates fell.

Inflation Protected Securities Portfolio Market Review and Investment Strategy

In general, short rates rose and the Treasury curve flattened during the reporting period. The Federal Reserve raised short-term interest rates 25bp during each of their meetings on June 30 and August 9, leading two-year Treasury rates to rise 10 basis points while 5-year Treasury rates stayed flat. On a month-by-month basis, Treasuries produced positive returns except in July when Treasuries sold off prior to Hurricane Katrina.

High-Yield Portfolio Investment Objective and Policies

The Portfolio seeks a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation by investing primarily in high yield debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

High-Yield Portfolio Investment Results

The Portfolio underperformed its benchmark, the Lehman Brothers High Yield Index, since its inception on May 20, 2005 through August 31, 2005. This underperformance was primarily due to costs incurred in initializing the Portfolio's holdings at inception. Negatively impacting performance were both the transaction costs involved with establishing the initial security positions, as well as the negative impact of holding high cash balances versus the Index while positions were being established. The Portfolio's high yield index posted strong returns relative to cash.

Additionally, specific security selection within the wireline, packaging and energy sectors also detracted from relative performance. Contributing positively to performance was the Port-


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 11


folio's underweight position in autos and transportation, particularly airlines, which performed poorly.

High-Yield Portfolio Market Review and Investment Strategy

The high yield market, as represented by the Lehman Brothers (LB) High Yield Index (2% constrained), posted a strong return of 5.82% since the Portfolio's inception on May 20, 2005. A combination of factors supported the high yield market, including strong investor demand and limited supply. The lack of negative news, as well as a smooth transition of General Motors (GM) into high yield, also helped high yield spreads to tighten. High yield fundamentals remained positive with companies reporting strong earnings and improvements in balance sheets. Liquidity in the high yield market also remained ample with default rates near all-time lows. The spread for the 2% constrained high yield market, according to Lehman Brothers, was 346 basis points over Treasuries, representing a tightening of 59 basis points since the inception of the Portfolio. The average yield at the end of the period was 7.97%.

Most industry sectors posted positive returns since the Portfolio's inception, according to the LB U.S. High Yield Index. Outperforming industries included finance companies, which returned 7.86%, restaurants at 5.77%, entertainment at 5.60% and building materials at 5.51%. Underperforming industries included airlines, which returned 0.16%, transportation at 1.81%, home construction at 1.91% and gaming at 2.12%.

Notable market events during the reporting period included downgrades to Ford Motor Company and GM which meaningfully affected the high yield and investment-grade credit markets, as they are among the largest bond issuers in the U.S. The market reaction was compounded by inclusion rules for the major bond-market indices. Both GM and Ford were removed from Lehman Brothers' investment-grade indices in June--the month following Standard & Poor's downgrade to non-investment grade. Both of these events created a period of volatility in the credit markets.

Also during the period, Intelsat Ltd. agreed to purchase PanAmSat Holding Corp. for $3.2 billion to form the world's largest commercial satellite operator. The transaction will be entirely debt financed which caused the Portfolio's positions in both companies to significantly underperform. However, the new company will offer expanded coverage with additional satellites covering more than 220 countries. The merger combines PanAmSat's strong video-centric customer base, including leading providers of cable TV, with Intelsat's historical strength in core telephony and advanced data services. At their current trading levels, the U.S. High Yield Investment Team sees good value in these securities; therefore, these weightings are being maintained.

Additionally, Charter Communications, the fourth largest cable television operator, announced a private exchange of $8.4 billion of outstanding debt. The offer is made to qualified institutional buyers. The purpose of the private exchange offer is to improve


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12 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Charter Holdings' financial flexibility by extending its debt payments by as much as six years until 2015. The Portfolio will be participating in the exchange offer.

Despite some spread widening among certain industries during the period, spread dispersion generally remained quite narrow which led to limited opportunities for outperformance through industry over- and underweights. As such, the team continued to emphasize security selection as the primary means of achieving value, drawing on its extensive fundamental and quantitative research to help identify the winners and losers. The team continues to expect the sector to deliver modestly positive absolute returns in 2005. Fundamentals remain supportive as U.S. economic momentum continues, along with solid growth in corporate profits, cash flow and liquidity. The sector is also underpinned by an historically low default rate.


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ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 13


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. These Portfolios are relatively new and have been in existence for less than one year. The returns reflected may not be illustrative of long-term performance. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting our web site at www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios' prospectus, which contains this and other information, contact your AllianceBernstein representative or call (800) 227-4618. You should read the prospectus carefully before you invest.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, Alliance that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The AllianceBernstein Pooling Portfolios can be purchased at the relevant net asset value without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Pooling Portfolios. For additional information regarding other retail share classes and their sales charges and fees, please visit www.alliancebernstein.com. Returns less than one year are cumulative. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed some of the Portfolios for a portion of their expenses to the extent necessary to limit these AllianceBernstein Pooling Portfolio expenses on an annual basis to 15% or 20% of their average daily net assets as follows: Global Real Estate Investment Portfolio 15%; International Value Portfolio 15%; International Growth Portfolio 15%; Small-Mid Cap Value Portfolio 15%; Small-Mid Cap Growth Portfolio 15%; Short Duration Bond Portfolio 15%; Inflation Protected Securities Portfolio 15%; High-Yield Portfolio 20%. These waivers extend through each Portfolio's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, these Portfolio's expenses would have been higher and their performance would have been lower than that shown.

Benchmark Disclosure

None of the indices listed below reflect fees and expenses associated with the active management of a mutual fund portfolio.

The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States.


(Historical Performance continued on next page)


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14 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


HISTORICAL PERFORMANCE
(continued from previous page)


The unmanaged FTSE European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trust (NAREIT) Global Real Estate Index is a free-floating, market capitalization-weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The Index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

The unmanaged Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Value Index is a free-float adjusted market capitalization index that is designed to measure developed market value equity performance in 21 countries, excluding the U.S. and Canada.

The unmanaged Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Growth Index is a free-float adjusted market capitalization index that is designed to measure developed market growth equity performance in 21 countries, excluding the U.S. and Canada.

The unmanaged Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The unmanaged Russell 2500 Index includes 2500 small- and mid-cap U.S. stocks.

The unmanaged Russell 2500 Growth Index contains those securities in the Russell 2500 Index with a greater-than-average growth orientation. The unmanaged Russell 2500 Index includes 2500 small- and mid-cap U.S. stocks.

The unmanaged Merrill Lynch 1-3 Year Treasury Index is comprised of U.S. government securities, including agency securities, with remaining maturities of one to three years.

The unmanaged Lehman Brothers U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

The unmanaged Lehman Brothers 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged Lehman Brothers U.S. Treasury Inflation Notes Index and consists of inflation-protection securities issued by the U.S. Treasury.

The unmanaged Lehman Brothers High Yield Index (2% constrained) covers the universe of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included in the Index.

An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolio.


(Historical Performance continued on next page)


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ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 15


HISTORICAL PERFORMANCE
(continued from previous page)


A Word About Risk

U.S. Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Because the Portfolio can invest in foreign securities, it includes risks not associated with funds that invest primarily in U.S. issues, including magnified fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. To the extent that the Portfolio invests a substantial amount of its assets in a particular country, an investment in the Portfolio has the risk that market changes or other factors affecting that country may have a more significant effect on the Portfolio's net asset value. The Portfolio may invest in securities issued by non-U.S. companies.

U.S. Large Cap Growth Portfolio

The Portfolio concentrates its investments in a limited number of issues and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

Global Real Estate Investment Portfolio

While the Portfolio invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Portfolio may invest up to 20% of its total assets in mortgage-backed securities which involve risks described in the prospectus. An investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Portfolio concentrates its investments in securities of companies in the real estate industries and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio.

International Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Substantially all of the Portfolio's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value.

International Growth Portfolio

Substantially all of the Portfolio's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Portfolio may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S.


(Historical Performance continued on next page)


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16 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


HISTORICAL PERFORMANCE
(continued from previous page)


Small-Mid Cap Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Portfolio concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Portfolio can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value.

Small-Mid Cap Growth Portfolio

The Portfolio concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets, financial resources or less liquidity (i.e., more difficulty when buying and selling more than the average daily trading volume of certain investment shares). The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio's investments may be magnified by changes in foreign exchange rates. The Portfolio pursues an aggressive investment strategy and an investment in the Portfolio is subject to higher risk.

Short Duration Bond Portfolio

The Portfolio's assets can be invested in foreign securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have an impact on the Portfolio's asset value. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater negative effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may also invest a portion of its assets in below investment-grade securities which are subject to greater risk than higher rated securities.


(Historical Performance continued on next page)


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ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 17


Intermediate Duration Bond Portfolio

The Portfolio may invest a portion of its assets in foreign securities which may magnify fluctuations, particularly in emerging markets. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater negative effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

Inflation Protected Securities Portfolio

Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk. Interest rate risk is the risk that changes in interest rates will affect the value of income-producing securities. Credit risk is the risk that a security issuer or the counterparty to certain derivatives will be unable or unwilling to make timely payments of income or principal. Market risk is the risk of losses from adverse changes in the market. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. issuer risk and currency risk.

High-Yield Portfolio

The Portfolio can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater negative effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed-income Portfolios invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios' prospectus.


(Historical Performance continued on next page)


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18 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


U.S. VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                                 Returns
THE PORTFOLIO VS. ITS BENCHMARK                             ----------------
PERIOD ENDED AUGUST 31, 2005                                Since Inception*
----------------------------------------------------------------------------
AllianceBernstein U.S. Value Portfolio                            3.58%
Russell 1000 Value Index                                          3.81%

* Inception date: 5/20/05.


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
5/20/05* TO 8/31/05

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                       AllianceBernstein                     Russell 1000
                      U.S. Value Portfolio                    Value Index
                      --------------------                   -------------
5/20/05*                   $10,000                              $10,000
8/31/05                    $10,358                              $10,381

Russell 1000 Value Index: $10,381

AllianceBernstein U.S. Value Portfolio: $10,358

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Value Portfolio (since its inception on 5/20/05 to 8/31/05) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.

* Since Inception. The Portfolio's inception date is 5/20/05.

This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 14-18.

(Historical Performance continued on next page)


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ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 19


U.S. LARGE CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                                 Returns
THE PORTFOLIO VS. ITS BENCHMARK                             ----------------
PERIOD ENDED AUGUST 31, 2005                                Since Inception*
----------------------------------------------------------------------------
AllianceBernstein U.S. Large Cap Growth Portfolio                 7.38%
Russell 1000 Growth Index                                         3.27%

* Inception date: 5/20/05.


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
5/20/05* TO 8/31/05

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                       AllianceBernstein
                        U.S. Large Cap                        Russell 1000
                       Growth Portfolio                       Growth Index
                      --------------------                   -------------
5/20/05*                   $10,000                              $10,000
8/31/05                    $10,738                              $10,327

AllianceBernstein U.S. Large Cap Growth Portfolio: $10,738

Russell 1000 Growth Index: $10,327

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Large Cap Growth Portfolio (since its inception on 5/20/05 to 8/31/05) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.

* Since Inception. The Portfolio's inception date is 5/20/05.

This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 14-18.

(Historical Performance continued on next page)


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20 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


GLOBAL REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                                 Returns
THE PORTFOLIO VS. ITS BENCHMARK                             ----------------
PERIOD ENDED AUGUST 31, 2005                                Since Inception*
----------------------------------------------------------------------------
AllianceBernstein Global Real Estate Investment Portfolio         7.80%
FTSE EPRA/NAREIT Equity Index                                     6.84%

* Inception date: 5/20/05.


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
5/20/05* TO 8/31/05

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                 AllianceBernstein Global Real             FTSE EPRA/NAREIT
                  Estate Investment Portfolio                Equity Index
                 -----------------------------             ----------------
5/20/05*                   $10,000                              $10,000
8/31/05                    $10,780                              $10,684

AllianceBernstein Global Real Estate Investment Portfolio: $10,780

FTSE EPRA/NAREIT Equity Index: $10,684

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Real Estate Investment Portfolio (since its inception on 5/20/05 to 8/31/05) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.

* Since Inception. The Portfolio's inception date is 5/20/05.

This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 14-18.

(Historical Performance continued on next page)


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ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 21


INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                                 Returns
THE PORTFOLIO VS. ITS BENCHMARK                             ----------------
PERIOD ENDED AUGUST 31, 2005                                Since Inception*
 ---------------------------------------------------------------------------
AllianceBernstein International Value Portfolio                   9.71%
MSCI EAFE Value Index                                             7.70%

* Inception date: 5/20/05.


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
5/20/05* TO 8/31/05

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                AllianceBernstein International               MSCI EAFE
                       Value Portfolio                        Value Index
                 -----------------------------             ----------------
5/20/05*                   $10,000                              $10,000
8/31/05                    $10,971                              $10,770

AllianceBernstein International Value Portfolio: $10,971

MSCI EAFE Value Index: $10,770

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Portfolio (since its inception on 5/20/05 to 8/31/05) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.

* Since Inception. The Portfolio's inception date is 5/20/05.

This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 14-18.

(Historical Performance continued on next page)


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22 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


INTERNATIONAL GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                                 Returns
THE PORTFOLIO VS. ITS BENCHMARK                             ----------------
PERIOD ENDED AUGUST 31, 2005                                Since Inception*
----------------------------------------------------------------------------
AllianceBernstein International Growth Portfolio                  5.93%
MSCI EAFE Growth Index                                            7.31%

* Inception date: 5/20/05.


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
5/20/05* TO 8/31/05

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                AllianceBernstein International                MSCI EAFE
                       Growth Portfolio                       Growth Index
                 -----------------------------             ----------------
5/20/05*                   $10,000                              $10,000
8/31/05                    $10,593                              $10,731

MSCI EAFE Growth Index: $10,731

AllianceBernstein International Growth Portfolio: $10,593

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Growth Portfolio (since its inception on 5/20/05 to 8/31/05) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.

* Since Inception. The Portfolio's inception date is 5/20/05.

This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 14-18.

(Historical Performance continued on next page)


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ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 23


SMALL/MID-CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                                 Returns
THE PORTFOLIO VS. ITS BENCHMARK                             ----------------
PERIOD ENDED AUGUST 31, 2005                                Since Inception*
----------------------------------------------------------------------------
AllianceBernstein Small/Mid-Cap Value Portfolio                   6.72%
Russell 2500 Value Index                                          8.50%

* Inception date: 5/20/05.


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
5/20/05* TO 8/31/05

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                AllianceBernstein Small/Mid-Cap              Russell 2500
                       Value Portfolio                       Value Index
                 -----------------------------             ----------------
5/20/05*                   $10,000                              $10,000
8/31/05                    $10,672                              $10,850

Russell 2500 Value Index: $10,850

AllianceBernstein Small/Mid-Cap Value Portfolio: $10,672

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small/Mid-Cap Value Portfolio (since its inception on 5/20/05 to 8/31/05) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.

* Since Inception. The Portfolio's inception date is 5/20/05.

This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 14-18.

(Historical Performance continued on next page)


-------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


SMALL/MID-CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                                 Returns
THE PORTFOLIO VS. ITS BENCHMARK                             ----------------
PERIOD ENDED AUGUST 31, 2005                                Since Inception*
----------------------------------------------------------------------------
AllianceBernstein Small/Mid-Cap Growth Portfolio                  9.97%
Russell 2500 Growth Index                                         9.14%

* Inception date: 5/20/05.


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
5/20/05* TO 8/31/05

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                AllianceBernstein Small/Mid-Cap              Russell 2500
                       Growth Portfolio                      Growth Index
                 -----------------------------             ----------------
5/20/05*                   $10,000                              $10,000
8/31/05                    $10,997                              $10,914

AllianceBernstein Small/Mid-Cap Growth Portfolio: $10,997

Russell 2500 Growth Index: $10,914

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small/Mid-Cap Growth Portfolio (since its inception on 5/20/05 to 8/31/05) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.

* Since Inception. The Portfolio's inception date is 5/20/05.

This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 14-18.

(Historical Performance continued on next page)


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 25


SHORT DURATION BOND PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                                 Returns
THE PORTFOLIO VS. ITS BENCHMARK                             ----------------
PERIOD ENDED AUGUST 31, 2005                                Since Inception*
----------------------------------------------------------------------------
AllianceBernstein Short Duration Bond Portfolio                   0.82%
Merrill Lynch 1-3 Year Treasury Index                             0.78%

* Inception date: 5/20/05.


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
5/20/05* TO 8/31/05

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                    AllianceBernstein Short              Merrill Lynch 1-3 Year
                    Duration Bond Portfolio                 Treasury Index
                 -----------------------------           ----------------------
5/20/05*                   $10,000                              $10,000
8/31/05                    $10,082                              $10,078

AllianceBernstein Short Duration Bond Portfolio: $10,082

Merrill Lynch 1-3 Year Treasury Index: $10,078

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Short Duration Bond Portfolio (since its inception on 5/20/05 to 8/31/05) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.

* Since Inception. The Portfolio's inception date is 5/20/05.

This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 14-18.

(Historical Performance continued on next page)


-------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


INTERMEDIATE DURATION BOND PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                                 Returns
THE PORTFOLIO VS. ITS BENCHMARK                             ----------------
PERIOD ENDED AUGUST 31, 2005                                Since Inception*
-------------------------------------------------------------------------------
AllianceBernstein Intermediate Duration Bond Portfolio            1.95%
Lehman Brothers U.S. Aggregate Index                              1.64%

* Inception date: 5/20/05.


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
5/20/05* TO 8/31/05

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                AllianceBernstein Intermediate               Lehman Brothers
                    Duration Bond Portfolio               U.S. Aggregate Index
                 -----------------------------           ----------------------
5/20/05*                   $10,000                              $10,000
8/31/05                    $10,195                              $10,164

AllianceBernstein Intermediate Duration Bond Portfolio: $10,195

Lehman Brothers U.S. Aggregate Index: $10,164

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate Duration Bond Portfolio (since its inception on 5/20/05 to 8/31/05) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.

* Since Inception. The Portfolio's inception date is 5/20/05.

This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 14-18.

(Historical Performance continued on next page)


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 27


INFLATION PROTECTED SECURITIES PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                                 Returns
THE PORTFOLIO VS. ITS BENCHMARK                             ----------------
PERIOD ENDED AUGUST 31, 2005                                Since Inception*
-------------------------------------------------------------------------------
AllianceBernstein Inflation Protected Securities Portfolio        0.92%
Lehman Brothers 1-10 Year TIPS Index                              1.20%

* Inception date: 5/20/05.


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
5/20/05* TO 8/31/05

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                  AllianceBernstein Inflation               Lehman Brothers
                 Protected Securities Portfolio           1-10 Year TIPS Index
                 -----------------------------           ----------------------
5/20/05*                   $10,000                              $10,000
8/31/05                    $10,092                              $10,120

Lehman Brothers 1-10 Year TIPS Index: $10,120

AllianceBernstein Inflation Protected Securities Portfolio: $10,092

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Inflation Protected Securities Portfolio (since its inception on 5/20/05 to 8/31/05) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.

* Since Inception. The Portfolio's inception date is 5/20/05.

This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 14-18.

(Historical Performance continued on next page)


-------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


HIGH-YIELD PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                                 Returns
THE PORTFOLIO VS. ITS BENCHMARK                             ----------------
PERIOD ENDED AUGUST 31, 2005                                Since Inception*
----------------------------------------------------------------------------
AllianceBernstein High-Yield Portfolio                            4.38%
Lehman Brothers High Yield Index (2% constrained)                 5.82%

* Inception date: 5/20/05.


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
5/20/05* TO 8/31/05

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                                            Lehman Brothers
                       AllianceBernstein                    High Yield Index
                     High-Yield Portfolio                   (2% constrained)
                 -----------------------------           ----------------------
5/20/05*                   $10,000                              $10,000
8/31/05                    $10,438                              $10,582

Lehman Brothers High Yield Index (2% constrained): $10,582

AllianceBernstein High-Yield Portfolio: $10,438

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High-Yield Portfolio (since its inception on 5/20/05 to 8/31/05) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains.

* Since Inception. The Portfolio's inception date is 5/20/05.

This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 14-18.

(Historical Performance continued on next page)


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 29


HISTORICAL PERFORMANCE
(continued from previous page)


CUMULATIVE RETURNS AS OF AUGUST 31, 2005
-------------------------------------------------------------------------------
                                                                        Returns
AllianceBernstein U.S. Value Portfolio
Since Inception*                                                          3.58%

AllianceBernstein U.S. Large Cap Growth Portfolio
Since Inception*                                                          7.38%

AllianceBernstein Global Real Estate Investment Portfolio
Since Inception*                                                          7.80%

AllianceBernstein International Value Portfolio
Since Inception*                                                          9.71%

AllianceBernstein International Growth Portfolio
Since Inception*                                                          5.93%

AllianceBernstein Small/Mid-Cap Value Portfolio
Since Inception*                                                          6.72%

AllianceBernstein Small/Mid-Cap Growth Portfolio
Since Inception*                                                          9.97%

AllianceBernstein Short Duration Bond Portfolio
Since Inception*                                                          0.82%

AllianceBernstein Intermediate Duration Bond Portfolio
Since Inception*                                                          1.95%

AllianceBernstein Inflation Protected Securities Portfolio
Since Inception*                                                          0.92%

AllianceBernstein High-Yield Portfolio
Since Inception*                                                          4.38%

* Inception date: 5/20/05 for all Portfolios.

These Portfolios are relatively new and have been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance disclosures on pages 14-18.

(Historical Performance continued on next page)


-------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


HISTORICAL PERFORMANCE
(continued from previous page)


CUMULATIVE RETURNS
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2005)
-------------------------------------------------------------------------------
                                                                        Returns
AllianceBernstein U.S. Value Portfolio
Since Inception*                                                          4.48%

AllianceBernstein U.S. Large Cap Growth Portfolio
Since Inception*                                                         10.79%

AllianceBernstein Global Real Estate Investment Portfolio
Since Inception*                                                          9.00%

AllianceBernstein International Value Portfolio
Since Inception*                                                         14.14%

AllianceBernstein International Growth Portfolio
Since Inception*                                                         10.64%

AllianceBernstein Small/Mid-Cap Value Portfolio
Since Inception*                                                          5.31%

AllianceBernstein Small/Mid-Cap Growth Portfolio
Since Inception*                                                         12.48%

AllianceBernstein Short Duration Bond Portfolio
Since Inception*                                                          0.72%

AllianceBernstein Intermediate Duration Bond Portfolio
Since Inception*                                                          1.14%

AllianceBernstein Inflation Protected Securities Portfolio
Since Inception*                                                          1.12%

AllianceBernstein High-Yield Portfolio
Since Inception*                                                          3.37%

* Inception date: 5/20/05 for all Portfolios.

These Portfolios are relatively new and have been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance disclosures on pages 14-18.

(Historical Performance continued on next page)


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 31


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Fund Expenses continued on next page)


-------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


FUND EXPENSES
(continued from previous page)


                         Beginning        Ending         Expenses    Annualized
                      Account Value    Account Value   Paid During     Expense
                      May 20, 2005*   August 31, 2005     Period**      Ratio**
-------------------------------------------------------------------------------
U.S. Value Portfolio
Actual                    $1,000         $1,035.76         $0.20         0.07%
Hypothetical+             $1,000         $1,013.91         $0.20         0.07%

U.S. Large Cap
Growth Portfolio
Actual                    $1,000         $1,073.83         $0.15         0.05%
Hypothetical+             $1,000         $1,013.97         $0.14         0.05%

Global Real Estate
Investment Portfolio
Actual                    $1,000         $1,078.00         $0.44         0.15%
Hypothetical+             $1,000         $1,013.69         $0.43         0.15%

International Value
Portfolio
Actual                    $1,000         $1,097.06         $0.44         0.15%
Hypothetical+             $1,000         $1,013.69         $0.43         0.15%

International Growth
Portfolio
Actual                    $1,000         $1,059.33         $0.44         0.15%
Hypothetical+             $1,000         $1,013.69         $0.43         0.15%

Small-Mid Cap
Value Portfolio
Actual                    $1,000         $1,067.16         $0.44         0.15%
Hypothetical+             $1,000         $1,013.69         $0.43         0.15%

Small-Mid Cap
Growth Portfolio
Actual                    $1,000         $1,099.74         $0.44         0.15%
Hypothetical+             $1,000         $1,013.69         $0.43         0.15%

Short Duration
Bond Portfolio
Actual                    $1,000         $1,008.22         $0.44         0.15%
Hypothetical+             $1,000         $1,013.69         $0.43         0.15%

Intermediate Duration
Bond Portfolio
Actual                    $1,000         $1,019.46         $0.28         0.10%
Hypothetical+             $1,000         $1,013.83         $0.28         0.10%

Inflation Protected
Securities Portfolio
Actual                    $1,000         $1,009.19         $0.44         0.15%
Hypothetical+             $1,000         $1,013.69         $0.43         0.15%

High-Yield Portfolio
Actual                    $1,000         $1,043.79         $0.58         0.20%
Hypothetical+             $1,000         $1,013.55         $0.57         0.20%

*    Commencement of operations.

**   Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period/365.

+    Assumes 5% return before expenses.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 33


PORTFOLIO SUMMARY
August 31, 2005

U.S. VALUE PORTFOLIO

SECTOR BREAKDOWN*

o     31.7%     Financial
o     13.7%     Energy
o     10.4%     Consumer Growth
o      7.5%     Consumer Staples
o      7.4%     Technology
o      7.2%     Utilities
o      6.1%     Capital Equipment
o      4.5%     Consumer Cyclicals
o      2.9%     Industrial Commodities
o      2.3%     Services
o      0.5%     Non-Financial

o      5.8%     Short-Term


U.S. LARGE CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*

o     33.7%     Technology
o     23.8%     Health Care
o     16.9%     Consumer Services
o      9.8%     Finance
o      5.4%     Energy
o      4.0%     Consumer Staples
o      3.6%     Capital Goods
o      1.8%     Consumer Manufacturing
o      0.6%     Aerospace & Defense

o      0.4%     Short-Term

* All data are as of August 31, 2005. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


-------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


PORTFOLIO SUMMARY
August 31, 2005


GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

INDUSTRY BREAKDOWN*

o     51.1%     Diversified
o     10.1%     Office
o      7.5%     Regional Malls
o      7.2%     Apartments
o      6.2%     Shopping Centers
o      4.5%     Industrial
o      4.1%     Lodging
o      1.8%     Self Storage
o      0.9%     Health Care
o      0.7%     Specialty
o      0.5%     Miscellaneous
o      0.4%     Restaurants & Lodging
o      0.2%     Office - Industrial Mix

o      4.8%     Short-Term


COUNTRY BREAKDOWN*

o     43.9%     United States
o      9.1%     Canada
o      8.4%     Australia
o      8.2%     Hong Kong
o      7.0%     France
o      5.7%     United Kingdom
o      5.1%     Japan
o      3.6%     Singapore
o      3.0%     Netherlands
o      0.5%     Spain
o      0.4%     Italy
o      0.3%     Finland

o      4.8%     Short-Term

* All data are as of August 31, 2005. The Portfolio's industry and country breakdowns are expressed as a percentage of total investments and may vary over time.

     Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 35


PORTFOLIO SUMMARY
August 31, 2005


INTERNATIONAL VALUE PORTFOLIO

SECTOR BREAKDOWN*

o     31.9%     Finance
o     14.4%     Energy
o     11.2%     Basic Industry
o     10.7%     Consumer Manufacturing
o      7.3%     Technology
o      6.6%     Consumer Staples
o      6.3%     Utilities
o      3.5%     Health Care
o      3.0%     Aerospace & Defense
o      2.9%     Consumer Services
o      1.2%     Capital Goods

o      1.0%     Short-Term


COUNTRY BREAKDOWN*

o     23.3%     United Kingdom
o     15.9%     France
o     14.8%     Japan
o      9.3%     Germany
o      5.7%     South Korea
o      4.6%     Spain
o      3.4%     Netherlands
o      3.0%     Taiwan
o     19.0%     Other

o      1.0%     Short-Term

* All data are as of August 31, 2005. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for the International Value Portfolio represent less than 3.0% weightings in Belgium, Brazil, Canada, China, Hungary, Israel, Italy, Singapore, Sweden, Switzerland and Thailand.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


-------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


PORTFOLIO SUMMARY
August 31, 2005


INTERNATIONAL GROWTH PORTFOLIO

SECTOR BREAKDOWN*

o     20.2%     Finance
o     18.4%     Consumer Services
o     12.4%     Technology
o     12.3%     Health Care
o     10.8%     Energy
o      8.0%     Consumer Manufacturing
o      5.3%     Consumer Staples
o      4.6%     Capital Goods
o      3.4%     Multi-Industry Companies
o      1.6%     Basic Industry

o      3.0%     Short-Term


COUNTRY BREAKDOWN*

o     17.5%     Japan
o     17.4%     United Kingdom
o     15.0%     Switzerland
o     11.8%     France
o      4.7%     Ireland
o      4.4%     Italy
o      3.5%     Australia
o      3.3%     Hong Kong
o     19.4%     Other

o      3.0%     Short-Term


SMALL-MID CAP VALUE PORTFOLIO

SECTOR BREAKDOWN*

o     20.4%     Financial
o     15.4%     Consumer Cyclicals
o      9.7%     Capital Equipment
o      8.6%     Consumer Growth
o      7.4%     Utilities
o      7.1%     Industrial Commodities
o      5.9%     Technology
o      5.7%     Services
o      5.6%     Non-Financial
o      4.4%     Consumer Staples
o      3.8%     Energy

o      6.0%     Short-Term


* All data are as of August 31, 2005. The Portfolios' sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for the International Growth Portfolio represent less than 3.3% weightings in Brazil, China, Egypt, Germany, Greece, India, Luxembourg, Mexico, Netherlands, Norway, South Africa, Spain, Sweden, Taiwan and Thailand.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 37


PORTFOLIO SUMMARY
August 31, 2005


SMALL-MID CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*

o     23.9%     Consumer Services
o     21.3%     Technology
o     19.3%     Health Care
o     10.2%     Energy
o      8.2%     Finance
o      6.9%     Basic Industry
o      3.7%     Transportation
o      1.7%     Aerospace & Defense
o      1.6%     Capital Goods
o      0.9%     Multi-Industry Companies

o      2.3%     Short-Term


SHORT DURATION BOND PORTFOLIO

SECURITY TYPE BREAKDOWN*

o     63.8%     U.S. Government & Government Sponsored Agency Obligations
o     18.8%     Corporate Debt Obligations
o      4.0%     Collateralized Mortgage Obligations
o      1.9%     Asset Backed Securities
o      1.9%     Commercial Mortgage Backed Securities

o      9.6%     Short-Term


INTERMEDIATE DURATION BOND PORTFOLIO

SECURITY TYPE BREAKDOWN*

o     25.8%     Federal National Mortgage Association
o     19.2%     Corporate Debt Obligations
o      8.4%     U.S. Treasury Securities
o      6.8%     Commercial Mortgage Backed Securities
o      4.3%     Sovereign Debt Securities
o      2.6%     Asset Backed Securities
o      0.7%     Federal Home Loan Mortgage Corporation
o      0.7%     Government National Mortgage Association
o      0.2%     Collateralized Mortgage Obligations

o     31.3%     Short-Term

* All data are as of August 31, 2005. The Portfolios' sector and security type breakdowns are expressed as a percentage of total investments and may vary over time.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


-------------------------------------------------------------------------------
38 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


PORTFOLIO SUMMARY
August 31, 2005


INFLATION PROTECTED SECURITIES PORTFOLIO

SECURITY TYPE BREAKDOWN*

o     93.6%     U.S. Treasury Notes
o      1.2%     U.S. Treasury Bonds

o      5.2%     Short-Term


HIGH-YIELD PORTFOLIO

INDUSTRY BREAKDOWN*

o      9.7%     Utilities
o      8.7%     Cable
o      6.9%     Communications - Fixed
o      6.6%     Health Care
o      5.3%     Paper/Packaging
o      5.0%     Industrial
o      5.0%     Diversified Media
o      4.8%     Communications - Mobile
o      4.7%     Gaming
o      4.5%     Financial
o      3.9%     Energy
o      3.8%     Chemicals
o      3.6%     Technology
o      3.4%     Automotive
o      3.3%     Metals/Mining
o      3.1%     Building/Real Estate
o     16.1%     Other

o      1.6%     Short-Term

* All data are as of August 31, 2005. The Portfolios' security type and industry breakdowns are expressed as a percentage of total investments and may vary over time. "Other" industry weightings for the High Yield Portfolio represent less than 3.1% weightings in Aerospace/Defense, Broadcasting/Media, Consumer Manufacturing, Entertainment & Leisure, Food/Beverages, Hotels/Lodging, Retail, Services, Supermarkets/Drugs and Transportation.

     Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 39


U.S. VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-94.6%

Financial-31.9%
Banks - NYC-6.7%
Citigroup, Inc.                               1,285,500    $  56,266,335
J.P. Morgan Chase & Co.                       1,002,200       33,964,558
                                                             ------------
                                                              90,230,893

Life Insurance-1.8%
Genworth Financial, Inc. Cl.A                   176,200        5,668,354
Jefferson-Pilot Corp.                             9,900          492,327
MetLife, Inc.                                   276,650       13,550,317
Prudential Financial, Inc.                       42,800        2,755,036
Torchmark Corp.                                  43,600        2,299,464
                                                             ------------
                                                              24,765,498

Major Regional Banks-9.8%
Bank of America Corp.                         1,041,094       44,798,275
BB&T Corp.                                       32,700        1,326,639
Comerica, Inc.                                   93,300        5,643,717
Huntington Bancshares, Inc.                     326,300        7,827,937
KeyCorp                                          89,900        2,977,488
Mellon Financial Corp.                          308,300       10,004,335
National City Corp.                             187,900        6,882,777
PNC Financial Services Group, Inc.               57,600        3,238,848
SunTrust Banks, Inc.                             99,200        6,971,776
U.S. Bancorp                                    216,700        6,331,974
Wachovia Corp.                                  481,350       23,884,587
Wells Fargo & Co.                               224,600       13,390,652
                                                             ------------
                                                             133,279,005

Multi-Line Insurance-1.9%
American International Group, Inc.              243,200       14,397,440
Hartford Financial Services Group, Inc.         151,900       11,096,295
                                                             ------------
                                                              25,493,735

Property/Casualty Insurance-3.2%
ACE Ltd. (Cayman Islands)                       145,900        6,479,419
Old Republic International Corp.                 17,300          435,441
PartnerRe Ltd. (Bermuda)                         28,000        1,699,600
RenaissanceRe Holdings (Bermuda)                 87,200        3,951,032
The Allstate Corp.                               97,050        5,455,180
The Chubb Corp.                                  66,400        5,774,144
The St. Paul Travelers Cos., Inc.               299,086       12,863,689
XL Capital Ltd. Cl.A (Bermuda)                   96,200        6,685,900
                                                             ------------
                                                              43,344,405

Savings & Loan-3.4%
Astoria Financial Corp.                          56,800        1,586,424
Countrywide Financial Corp.                      74,900        2,530,871
Fannie Mae                                      343,950       17,555,208
Freddie Mac                                     259,700       15,680,686
Washington Mutual, Inc.                         205,200        8,532,216
                                                             ------------
                                                              45,885,405


-------------------------------------------------------------------------------
40 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous-5.1%
Goldman Sachs Group, Inc.                       138,250    $  15,370,635
Lehman Brothers Holdings, Inc.                   76,300        8,061,858
MBIA, Inc.                                       15,800          915,926
Merrill Lynch & Co., Inc.                       389,500       22,263,820
MGIC Investment Corp.                            28,100        1,754,283
Morgan Stanley                                  343,600       17,478,932
Waddell & Reed Financial Inc. Cl.A              151,300        2,932,194
                                                             ------------
                                                              68,777,648
                                                             ------------
                                                             431,776,589

Energy-13.7%
Gas Pipelines-0.0%
El Paso Corp.                                    56,000          649,600

Offshore Drilling-1.6%
Diamond Offshore Drilling, Inc.                  54,200        3,201,052
ENSCO International, Inc.                        78,200        3,195,252
GlobalSantaFe Corp. (Cayman Islands)            117,000        5,484,960
Noble Corp. (Cayman Islands)                     69,500        4,955,350
Rowan Cos., Inc.                                126,800        4,716,960
                                                             ------------
                                                              21,553,574

Oils - Integrated Domestic-3.6%
Conocophillips                                  413,000       27,233,220
Marathon Oil Corp.                              128,100        8,238,111
Occidental Petroleum Corp.                      108,700        9,025,361
Total SA (ADR) (France)                          36,700        4,838,528
                                                             ------------
                                                              49,335,220

Oils - Integrated International-8.5%
BP Plc (ADR) (United Kingdom)                    99,700        6,817,486
Chevron Corp.                                   501,600       30,798,240
Exxon Mobil Corp.                             1,286,300       77,049,370
                                                             ------------
                                                             114,665,096
                                                             ------------
                                                             186,203,490

Consumer Growth-10.4%
Advertising-0.3%
The Interpublic Group of Cos., Inc.(a)          331,500        4,021,095

Drugs-5.0%
Bristol-Myers Squibb Co.                        201,800        4,938,046
Eli Lilly & Co.                                 153,300        8,434,566
Merck & Co., Inc.                               589,800       16,650,054
Pfizer, Inc.                                  1,491,000       37,975,770
                                                             ------------
                                                              67,998,436

Entertainment-3.0%
The Walt Disney Co.                              18,000          453,420
Time Warner, Inc.                             1,335,900       23,939,328
Viacom, Inc. Cl.B                               487,500       16,570,125
                                                             ------------
                                                              40,962,873


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 41


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Hospital Management-0.6%
HCA, Inc.                                       117,400    $   5,787,820
Tenet Healthcare Corp.(a)                       157,800        1,922,004
                                                             ------------
                                                               7,709,824

Hospital Supplies-0.4%
Medco Health Solutions, Inc.(a)                 113,300        5,582,291

Other Medical-0.1%
AmerisourceBergen Corp.                          20,100        1,500,867

Radio-TV Broadcasting-1.0%
Comcast Corp.Cl.A(a)                            452,750       13,837,161
                                                             ------------
                                                             141,612,547

Consumer Staples-7.6%
Beverages - Soft, Lite & Hard-1.1%
Molson Coors Brewing Co. Cl.B                    18,900        1,211,679
PepsiCo, Inc.                                   124,100        6,806,885
The Coca-Cola Co.                               146,900        6,463,600
                                                             ------------
                                                              14,482,164

Foods-1.1%
Bunge Ltd. (Bermuda)                             31,800        1,867,296
Del Monte Foods Co.(a)                           85,900          928,579
General Mills, Inc.                             198,500        9,154,820
Kellogg Co.                                       9,500          430,635
Kraft Foods, Inc. Cl.A                           32,700        1,013,700
Sara Lee Corp.                                   99,400        1,888,600
                                                             ------------
                                                              15,283,630

Restaurants-0.9%
Darden Restaurants, Inc.                         12,700          398,907
McDonald's Corp.                                357,200       11,591,140
                                                             ------------
                                                              11,990,047

Retail - Food-1.3%
Kroger Co.(a)                                   398,300        7,862,442
Safeway, Inc.                                   242,400        5,752,152
SUPERVALU, Inc.                                 119,150        4,146,420
                                                             ------------
                                                              17,761,014

Soaps & Household Chemicals-0.6%
Procter & Gamble Co.                            120,700        6,696,436
Unilever NV (Netherlands)                        26,200        1,813,040
                                                             ------------
                                                               8,509,476

Sugar Refiners-0.1%
Archer-Daniels-Midland Co.                       33,000          742,830


-------------------------------------------------------------------------------
42 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Tobacco-2.5%
Altria Group, Inc.                              370,550    $  26,197,885
UST, Inc.                                       173,900        7,401,184
                                                             ------------
                                                              33,599,069
                                                             ------------
                                                             102,368,230

Technology-7.5%
Communication - Equip. Mfrs.-0.9%
ADC Telecommunications, Inc.(a)                 209,799        4,393,191
Corning, Inc.(a)                                168,600        3,365,256
Tellabs, Inc.(a)                                467,600        4,156,964
                                                             ------------
                                                              11,915,411

Computer/Instrumentation-1.1%
Celestica, Inc. (Canada)(a)                     339,400        4,049,042
Flextronics International, Ltd. (Singapore)(a)  319,100        4,167,446
Sanmina-SCI Corp.(a)                            599,600        3,039,972
Solectron Corp.(a)                              959,100        3,932,310
                                                             ------------
                                                              15,188,770

Computers-3.0%
EMC Corp.(a)                                    493,200        6,342,552
Hewlett-Packard Co.                             910,800       25,283,808
International Business Machines Corp.           106,500        8,586,030
                                                             ------------
                                                              40,212,390

Computer Services/Software-1.2%
Electronic Data Systems Corp.                   388,400        8,700,160
Microsoft Corp.                                 266,000        7,288,400
                                                             ------------
                                                              15,988,560

Miscellaneous Industrial Technology-0.5%
Arrow Electronics, Inc.(a)                      136,200        4,061,484
Avnet, Inc.(a)                                   12,700          318,135
Ingram Micro, Inc. Cl.A(a)                       95,300        1,668,703
Tech Data Corp.(a)                               42,875        1,569,654
                                                             ------------
                                                               7,617,976

Semiconductors-0.8%
Agere Systems, Inc. Cl.A(a)                     328,130        3,714,431
Intel Corp.                                     257,900        6,633,188
                                                             ------------
                                                              10,347,619
                                                             ------------
                                                             101,270,726

Utilities-7.2%
Electric Companies-2.8%
Alliant Energy Corp.                             17,600          528,880
American Electric Power Co., Inc.               140,850        5,236,803
Constellation Energy Group                       34,350        2,018,063
Edison International                             11,100          499,833
Entergy Corp.                                   143,700       10,764,567
Exelon Corp.                                     27,600        1,487,364


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 43


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
FirstEnergy Corp.                               135,600     $  6,919,668
Sempra Energy                                   157,800        7,072,596
Wisconsin Energy Corp.                           85,125        3,334,346
Xcel Energy, Inc.                                30,600          588,744
                                                             ------------
                                                              38,450,864

Telephone-4.4%
BellSouth Corp.                                 150,300        3,951,387
SBC Communications, Inc.                        437,100       10,525,368
Sprint Nextel Corp.                             766,100       19,864,973
Verizon Communications, Inc.                    759,300       24,836,703
                                                             ------------
                                                              59,178,431
                                                             ------------
                                                              97,629,295

Capital Equipment-6.1%
Aerospace & Defense-1.8%
Boeing Co.                                      101,300        6,789,126
General Dynamics Corp.                            9,900        1,134,441
Goodrich Corp.                                  115,300        5,283,046
Northrop Grumman Corp.                          200,900       11,268,481
                                                             ------------
                                                              24,475,094

Auto Trucks - Parts-0.4%
Eaton Corp.                                      81,900        5,235,048

Electrical Equipment-2.7%
Cooper Industries, Ltd. Cl.A (Bermuda)           54,800        3,640,912
General Electric Co.                            757,400       25,456,214
Honeywell International, Inc.                    75,400        2,886,312
Hubbell, Inc. Cl.B                               96,275        4,351,630
                                                             ------------
                                                              36,335,068

Miscellaneous Capital Goods-1.2%
Ingersoll-Rand Co., Ltd. Cl.A (Bermuda)          72,000        5,732,640
SPX Corp.                                       132,300        6,024,942
Textron, Inc.                                    72,800        5,190,640
                                                             ------------
                                                              16,948,222
                                                             ------------
                                                              82,993,432

Consumer Cyclicals-4.5%
Apparel Manufacturing-0.5%
Jones Apparel Group, Inc.                       136,600        3,849,388
VF Corp.                                         51,775        3,070,775
                                                             ------------
                                                               6,920,163

Autos & Auto Parts-1.6%
American Axle & Manufacturing Holdings, Inc.     25,000          649,000
Autoliv, Inc. (Sweden)                          162,800        7,244,600
BorgWarner, Inc.                                 64,800        3,788,208
Dana Corp.                                       63,500          854,710
Johnson Controls, Inc.                           46,300        2,777,074
Lear Corp.                                       63,075        2,377,928
Magna International, Inc. Cl.A (Canada)          55,300        4,062,338
                                                             ------------
                                                              21,753,858


-------------------------------------------------------------------------------
44 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Retailers-1.5%
Federated Department Stores, Inc.                 6,600         $455,268
Limited Brands, Inc.                            282,000        6,198,360
Nordstrom, Inc.                                  29,300          983,894
Office Depot, Inc.(a)                           309,400        9,282,000
Target Corp.                                     75,400        4,052,750
                                                             ------------
                                                              20,972,272

Tires & Rubber Goods-0.1%
Cooper Tire & Rubber Co.                         61,700        1,042,730

Toys-0.6%
Mattel, Inc.                                    455,500        8,212,665

Miscellaneous Consumer Cyclicals-0.2%
Newell Rubbermaid, Inc.                          90,900        2,129,787
                                                             ------------
                                                              61,031,475

Industrial Commodities-2.9%
Chemicals-1.4%
E.I. du Pont de Nemours & Co.                   232,100        9,184,197
Eastman Chemical Co.                             27,800        1,333,566
Hercules, Inc.(a)                                70,600          900,150
Lubrizol Corp.                                   65,800        2,720,830
PPG Industries, Inc.                             74,500        4,692,010
                                                             ------------
                                                              18,830,753

Containers - Metal/Glass/Paper-0.1%
Owens-Illinois, Inc.(a)                          43,525        1,122,945

Paper-1.0%
Georgia-Pacific Corp.                           104,200        3,343,778
Kimberly-Clark Corp.                            102,100        6,362,872
Smurfit-Stone Container Corp.(a)                281,700        3,109,968
Temple-Inland, Inc.                              40,400        1,554,996
                                                             ------------
                                                              14,371,614

Steel-0.4%
United States Steel Corp.                       117,800        4,938,176
                                                             ------------
                                                              39,263,488

Services-2.3%
Railroads-2.3%
Burlington Northern Santa Fe Corp.              161,575        8,566,707
CSX Corp.                                       122,700        5,390,211
Norfolk Southern Corp.                          178,300        6,349,263
Union Pacific Corp.                             160,000       10,923,200
                                                             ------------
                                                              31,229,381

Non-Financial-0.5%
Building Materials - Cement-0.4%
Martin Marietta Materials, Inc.                  34,800        2,516,736
Vulcan Materials Co.                             33,600        2,414,160
                                                             ------------
                                                               4,930,896


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 45


                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Building Material - Heat/Plumbing/Air-0.1%
Masco Corp.                                      62,500   $    1,917,500
                                                          --------------
                                                               6,848,396

Total Common Stocks
  (cost $1,248,564,256)                                    1,282,227,049

SHORT-TERM INVESTMENT-5.9%
Time Deposit-5.9%
State Street Euro Dollar
  2.85%, 9/01/05
  (cost $79,372,000)                           $ 79,372       79,372,000

Total Investments-100.5%
  (cost $1,327,936,256)                                    1,361,599,049
Other assets less liabilities-(0.5%)                          (6,566,613)
                                                          --------------
Net Assets-100%                                           $1,355,032,436

(a)  Non-income producing security.

     Glossary of Terms:

     ADR - American Depositary Receipt

     See notes to financial statements.


-------------------------------------------------------------------------------
46 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


U.S. LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-99.5%

Technology-33.7%
Communication Equipment-9.1%
Corning, Inc.(a)                              1,516,400      $30,267,344
Juniper Networks, Inc.(a)                     1,757,000       39,954,180
QUALCOMM, Inc.                                1,445,300       57,392,863
                                                             ------------
                                                             127,614,387

Computer Hardware/Storage-8.2%
Apple Computer, Inc.(a)                       1,202,500       56,433,325
Dell, Inc.(a)                                 1,307,700       46,554,120
EMC Corp.(a)                                    851,500       10,950,290
                                                             ------------
                                                             113,937,735

Computer Peripherals-0.9%
Network Appliance, Inc.(a)                      530,800       12,601,192

Internet Media-8.4%
Google, Inc. Cl.A(a)                            206,100       58,944,600
Yahoo!, Inc.(a)                               1,767,400       58,925,116
                                                             ------------
                                                             117,869,716

Semiconductor Components-6.3%
Broadcom Corp. Cl. A(a)                         935,100       40,676,850
Marvell Technology Group, Ltd. (Bermuda)(a)     778,500       36,737,415
Texas Instruments, Inc.                         300,900        9,833,412
                                                             ------------
                                                              87,247,677

Software-0.8%
Microsoft Corp.                                 410,100       11,236,740
                                                             ------------
                                                             470,507,447

Health Care-23.8%
Biotechnology-6.9%
Affymetrix, Inc.(a)                             130,100        6,438,649
Amgen, Inc.(a)                                  334,180       26,700,982
Genentech, Inc.(a)                              521,450       48,985,013
Gilead Sciences, Inc.(a)                        323,700       13,919,100
                                                             ------------
                                                              96,043,744

Drugs-3.4%
Eli Lilly & Co.                                 272,800       15,009,456
Teva Pharmaceutical Industries, Ltd. (ADR)
  (Israel)                                      993,800       32,238,872
                                                             ------------
                                                              47,248,328

Medical Products-8.1%
Alcon, Inc. (Switzerland)                       316,500       37,362,825
St. Jude Medical, Inc.(a)                       973,850       44,699,715
Zimmer Holdings, Inc.(a)                        390,150       32,058,626
                                                             ------------
                                                             114,121,166


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO o 47


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Medical Services-5.4%
UnitedHealth Group, Inc.                        754,400    $  38,851,600
WellPoint, Inc.(a)                              489,500       36,345,375
                                                             ------------
                                                              75,196,975
                                                             ------------
                                                             332,610,213

Consumer Services-16.9%
Advertising-0.1%
Lamar Advertising Co. Cl.A(a)                    23,900          961,258

Broadcasting & Cable-2.2%
The E.W. Scripps Co. Cl.A                       460,850       23,042,500
Time Warner, Inc.                               394,350        7,066,752
                                                             ------------
                                                              30,109,252

Entertainment & Leisure-1.0%
Carnival Corp. (Panama)                         297,350       14,671,249

Restaurants & Lodging-0.8%
Starbucks Corp.(a)                              225,300       11,048,712

Retail - General Merchandise-9.9%
Best Buy Co., Inc.                               52,400        2,497,384
eBay, Inc.(a)                                 1,292,800       52,345,472
Lowe's Cos., Inc.                               641,450       41,251,649
Target Corp.                                    788,905       42,403,644
                                                             ------------
                                                             138,498,149

Miscellaneous-2.9%
Electronic Arts, Inc.(a)                        707,540       40,527,891
                                                             ------------
                                                             235,816,511

Finance-9.7%
Banking - Regional-0.3%
Northern Trust Corp.                             86,300        4,301,192

Brokerage & Money Management-5.0%
Franklin Resources, Inc.                        238,850       19,213,094
Legg Mason, Inc.                                170,600       17,832,818
Merrill Lynch & Co., Inc.                       148,000        8,459,680
The Goldman Sachs Group, Inc.                   225,950       25,121,121
                                                             ------------
                                                              70,626,713

Insurance-4.4%
AFLAC, Inc.                                     233,100       10,074,582
American International Group, Inc.              641,710       37,989,232
Progressive Corp.                               138,975       13,398,580
                                                             ------------
                                                              61,462,394
                                                             ------------
                                                             136,390,299


-------------------------------------------------------------------------------
48 o ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO


                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Energy-5.4%
Oil Service-5.4%
Halliburton Co.                                 666,900  $    41,327,793
Nabors Industries, Ltd. (Bermuda)(a)            504,700       33,814,900
                                                          --------------
                                                              75,142,693

Consumer Staples-4.0%
Cosmetics-0.3%
Avon Products, Inc.                             125,600        4,122,192

Household Products-2.9%
Procter & Gamble Co.                            736,900       40,883,212

Retail - Food & Drug-0.8%
Whole Foods Market, Inc.                         80,505       10,406,076
                                                          --------------
                                                              55,411,480

Capital Goods-3.6%
Miscellaneous-3.6%
General Electric Co.                          1,497,755       50,339,546

Consumer Manufacturing-1.8%
Building & Related-1.8%
Pulte Homes, Inc.                               291,400       25,118,680

Aerospace & Defense-0.6%
Aerospace-0.6%
Boeing Co.                                      126,700        8,491,434

Total Common Stocks
  (cost $1,325,579,419)                                    1,389,828,303

SHORT-TERM INVESTMENT-0.4%
Time Deposit-0.4%
State Street Euro Dollar
  2.85%, 9/01/05
  (cost $5,615,000)                          $    5,615        5,615,000

Total Investments-99.9%
  (cost $1,331,194,419)                                    1,395,443,303
Other assets less liabilities-0.1%                             1,593,732
                                                          --------------
Net Assets-100%                                           $1,397,037,035

(a)  Non-income producing security.

     Glossary of Terms:

     ADR - American Depositary Receipt.

     See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO o 49


GLOBAL REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-94.8%

Foreign Investments-51.1%
Australia-8.3%
Centro Properties Group                         568,067     $  2,560,608
DB RREEF Trust                                3,108,864        3,216,529
General Property Group                        1,717,500        5,075,202
Macquarie CountryWide Trust                   1,485,226        2,177,710
Macquarie Goodman Group                       1,203,687        3,889,316
Stockland                                       978,072        4,382,907
Valad Property Group                          2,022,618        2,126,094
Westfield Group                               1,438,464       19,011,938
                                                             ------------
                                                              42,440,304

Canada-9.1%
Allied Properties Real Estate Investment Trust  169,100        2,378,982
Boardwalk Real Estate Investment Trust          127,300        2,116,930
Brookfield Properties Corp.                     212,500        6,160,375
Canadian Apartment Properties Real Estate
  Investment Trust                              214,000        2,599,621
Canadian Real Estate Investment Trust           162,800        2,852,652
Cominar Real Estate Investment Trust            175,200        2,796,883
Dundee Real Estate Investment Trust              51,100        1,151,962
H&R Real Estate Investment Trust                246,200        4,199,949
InnVest Real Estate Investment Trust            224,600        2,435,114
Primaris Retail Real Estate Investment Trust    219,300        2,843,205
RioCan Real Estate Investment Trust             581,700       10,437,816
Summit Real Estate Investment Trust             312,900        6,168,114
                                                             ------------
                                                              46,141,603

Finland-0.3%
Sponda Oyj                                      153,280        1,582,783

France-6.9%
Bail Investissement Fonciere                     57,600        2,829,790
Klepierre                                       101,200       10,044,461
Unibail                                         156,418       22,473,332
                                                             ------------
                                                              35,347,583

Hong Kong-8.2%
Henderson Land Development Co., Ltd.          2,089,000       10,481,148
Kerry Properties, Ltd.                        3,150,000        8,540,059
Sun Hung Kai Properties, Ltd.                 2,213,600       22,525,883
                                                             ------------
                                                              41,547,090

Italy-0.4%
Beni Stabili S.p.A.                           1,969,150        2,124,662

Japan-5.1%
Japan Retail Fund Investment                        715        5,851,454
Mitsui Fudosan Co., Ltd.                        950,000       12,304,162
Nippon Building Fund, Inc.                          906        7,554,163
                                                             ------------
                                                              25,709,779


-------------------------------------------------------------------------------
50 o ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Netherlands-3.0%
Eurocommercial Properties NV                     58,000     $  2,157,269
Rodamco Europe NV                               128,640       10,954,919
Wereldhave NV                                    20,200        2,128,782
                                                             ------------
                                                              15,240,970

Singapore-3.6%
Ascendas Real Estate Investment Trust         8,490,725       11,334,984
CapitaMall Trust                              4,843,000        6,952,391
                                                             ------------
                                                              18,287,375

Spain-0.5%
Inmobiliaria Colonial, SA                        45,200        2,585,101

United Kingdom-5.7%
British Land Co. Plc                            340,400        5,437,230
Brixton Plc                                     260,800        1,759,944
Capital & Regional Plc                          110,389        1,626,576
Derwent Valley Holdings Plc                     113,510        2,516,075
Hammerson Plc                                   273,900        4,449,755
Land Securities Group Plc                       265,244        6,805,739
Liberty International Plc                       143,200        2,502,479
Slough Estates Plc                              388,050        3,848,751
                                                             ------------
                                                              28,946,549

Total Foreign Investments
  (cost $244,202,453)                                        259,953,799

United States Investments-43.7%
Real Estate Investment Trusts-43.3%
Apartments-6.6%
Archstone Smith Trust                           164,400        6,625,320
AvalonBay Communities, Inc.                      55,800        4,689,432
Camden Property Trust                            40,000        2,092,000
Equity Residential                              229,600        8,671,992
Essex Property Trust, Inc.                       42,500        3,737,875
Mid-America Apartment Communities, Inc.          44,600        1,998,080
United Dominion Realty Trust, Inc.              251,200        5,948,416
                                                             ------------
                                                              33,763,115

Diversified-2.8%
Cousins Properties, Inc.                         51,900        1,573,089
iStar Financial, Inc.                            47,800        1,982,266
Vornado Realty Trust                            124,200       10,683,684
                                                             ------------
                                                              14,239,039

Health Care-0.9%
Health Care Property Investors, Inc.             87,400        2,374,658
Windrose Medical Properties Trust               134,900        2,047,782
                                                             ------------
                                                               4,422,440


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO O 51


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Industrial-4.5%
EastGroup Properties, Inc.                      110,000     $  4,745,400
First Potomac Realty Trust                       66,900        1,726,020
ProLogis                                        376,300       16,372,813
                                                             ------------
                                                              22,844,233

Lodging-4.1%
Host Marriott Corp.                             452,100        7,907,229
Lasalle Hotel Properties                         47,400        1,600,698
Starwood Hotels & Resorts Worldwide, Inc.       106,100        6,185,630
Strategic Hotel Capital, Inc.                    64,000        1,180,160
Sunstone Hotel Investors, Inc.                  149,000        3,769,700
                                                             ------------
                                                              20,643,417

Office-8.1%
Alexandria Real Estate Equities, Inc.           100,100        8,203,195
Arden Realty, Inc.                               64,700        2,468,305
Boston Properties, Inc.                          94,800        6,745,020
CarrAmerica Realty Corp.                         79,100        2,854,719
Corporate Office Properties Trust               203,500        7,089,940
Equity Office Properties Trust                   89,400        2,977,020
Mack-Cali Realty Corp.                           44,600        1,964,630
Maguire Properties, Inc.                        121,300        3,541,960
Prentiss Properties Trust                        65,700        2,525,508
Reckson Associates Realty Corp.                  47,400        1,571,310
SL Green Realty Corp.                            15,700        1,038,241
                                                             ------------
                                                              40,979,848

Office - Industrial Mix-0.2%
Duke Realty Corp.                                 2,400           78,576
Glenborough Realty Trust, Inc.                   56,600        1,134,830
                                                             ------------
                                                               1,213,406

Regional Malls-7.4%
General Growth Properties, Inc.                 267,000       12,039,030
Simon Property Group, Inc.                      208,900       15,891,023
The Macerich Co.                                 61,800        4,021,944
The Mills Corp.                                  99,700        5,836,438
                                                             ------------
                                                              37,788,435

Self Storage-1.8%
Public Storage, Inc.                            112,200        7,575,744
Sovran Self Storage, Inc.                        32,400        1,503,360
                                                             ------------
                                                               9,079,104

Shopping Centers-6.2%
Developers Diversified Realty Corp.             216,200       10,375,438
Kimco Realty Corp.                              210,200        6,646,524
Pan Pacific Retail Properties, Inc.              60,900        4,035,843
Regency Centers Corp.                           142,900        8,335,357
Tanger Factory Outlet Centers, Inc.              82,200        2,278,584
                                                             ------------
                                                              31,671,746


-------------------------------------------------------------------------------
52 o ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO


                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Specialty-0.7%
Capital Automotive REIT                          45,800    $   1,642,846
Digital Realty Trust, Inc.                       88,200        1,677,564
                                                             ------------
                                                               3,320,410
                                                             ------------
                                                             219,965,193

Consumer Services-0.4%
Restaurants & Lodging-0.4%
Hilton Hotels Corp.                              87,400        2,025,058

Total United States Investments
  (cost $205,959,096)                                        221,990,251

Total Common Stocks
  (cost $450,161,549)                                        481,944,050

SHORT-TERM INVESTMENT-4.8%
Time Deposit-4.8%
State Street Euro Dollar
  2.85%, 9/01/05
  (cost $24,532,000)                         $   24,532       24,532,000

Total Investments-99.6%
  (cost $474,693,549)                                        506,476,050
Other assets less liabilities-0.4%                             2,260,684
                                                             ------------
Net Assets-100%                                             $508,736,734

See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO o 53


INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-98.3%
Belgium-1.9%
Delhaize Group                                  255,426     $ 14,761,219

Brazil-2.1%
Petroleo Brasileiro, SA (ADR)                   257,300       14,148,927
Votorantim Celulose e Papel, SA (ADR)           210,300        2,439,480
                                                             ------------
                                                              16,588,407

Canada-2.6%
Canadian Natural Resources, Ltd.                416,400       20,510,432

China-1.2%
China Petrolium & Chemical Corp.             20,684,500        9,241,009

France-15.8%
Arcelor                                         992,060       21,932,764
Assurances Generales de France                  220,500       19,273,115
Credit Agricole, SA                             454,610       12,161,037
European Aeronautic Defence & Space Co.         428,190       14,522,454
Renault, SA                                     277,300       24,650,939
Sanofi-Synthelabo, SA                           218,319       18,695,834
Societe Generale                                125,125       13,566,956
                                                             ------------
                                                             124,803,099

Germany-9.2%
Continental AG                                  261,700       20,801,907
Depfa Bank Plc                                  402,850        6,833,322
E.ON AG                                         184,200       17,627,901
HeidelbergCement AG(a)                           13,791        1,014,712
Man AG                                          186,400        9,443,499
Muenchener Rueckversicherungs-
  Gesellschaft AG                               148,700       16,737,670
                                                             ------------
                                                              72,459,011

Hungary-1.3%
MOL Magyar Olaj-es Gazipari Rt.                  93,100       10,269,757

Israel-1.1%
Bank Hapoalim, Ltd.                           1,664,800        6,145,235
Bank Leumi Le-Israel                            736,900        2,185,463
                                                             ------------
                                                               8,330,698

Italy-2.3%
Eni SpA                                         626,100       18,563,778


-------------------------------------------------------------------------------
54 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Japan-14.7%
Canon, Inc.                                     406,200    $  20,570,132
Honda Motor Co., Ltd.                           430,000       23,150,127
Japan Tobacco, Inc.                               1,174       17,031,822
JFE Holdings, Inc.                              667,800       19,493,481
ORIX Corp.                                       56,200        9,317,290
Sumitomo Mitsui Financial Group, Inc.             2,359       19,354,089
UFJ Holdings, Inc.(a)                             1,121        7,051,016
                                                             ------------
                                                             115,967,957

Netherlands-3.4%
ING Groep NV                                    922,011       26,906,577

Singapore-2.9%
Flextronics International, Ltd.(a)              584,400        7,632,264
Singapore Telecommunications, Ltd.            9,770,840       15,032,642
                                                             ------------
                                                              22,664,906

South Korea-5.6%
Hyundai Motor Co.                                28,000        1,930,527
Kookmin Bank                                    164,700        8,325,931
POSCO                                           101,200       20,961,968
Samsung Electronics Co., Ltd.                     9,360        4,955,451
Shinhan Financial Group Co., Ltd.               279,590        8,267,916
                                                             ------------
                                                              44,441,793

Spain-4.5%
Endesa, SA                                      748,800       16,939,096
Repsol YPF, SA                                  631,300       18,714,461
                                                             ------------
                                                              35,653,557

Sweden-1.0%
Svenska Cellulosa AB Cl.B                       214,400        7,638,127

Switzerland-2.2%
Credit Suisse Group                             394,500       17,194,832

Taiwan-3.0%
Compal Electronics, Inc. (GDR)(b)             2,106,708       10,596,740
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                       1,586,834       13,059,644
                                                             ------------
                                                              23,656,384

Thailand-0.4%
PTT Public Co., Ltd.                            560,100        3,315,085


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO o 55


                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
United Kingdom-23.1%
Aviva Plc                                     1,273,223    $  14,108,681
BAE Systems Plc                               1,488,100        8,802,819
Barclays Plc                                  1,831,300       18,325,382
BP Plc                                        1,538,000       17,579,970
Friends Provident Plc                         2,813,720        8,838,446
George Wimpey Plc                               515,700        3,823,865
GlaxoSmithKline Plc                             372,000        9,017,195
HBOS Plc                                        958,560       15,074,853
J Sainsbury Plc                               2,501,900       12,817,433
Persimmon Plc                                   158,400        2,374,229
Royal Bank of Scotland Group Plc                698,900       20,489,650
Tate & Lyle Plc                                 885,842        7,374,989
Taylor Woodrow Plc                            1,035,400        5,990,330
Vodafone Group Plc                            5,673,200       15,532,655
Whitbread Plc                                   392,699        7,079,434
Xstrata Plc                                     637,480       14,991,221
                                                             ------------
                                                             182,221,152

Total Common Stocks
  (cost $743,860,900)                                        775,187,780

SHORT-TERM INVESTMENT-1.0%
Time Deposit-1.0%
State Street Euro Dollar
  2.85%, 9/01/05
  (cost $7,468,000)                          $    7,468        7,468,000

Total Investments-99.3%
  (cost $751,328,900)                                        782,655,780
Other assets less liabilities-0.7%                             5,776,363
                                                             ------------
Net Assets-100%                                             $788,432,143


FINANCIAL FUTURES CONTRACTS (see Note C)

                                                              Value at
                 Number of      Expiration      Original      August 31,     Unrealized
     Type        Contracts         Month          Value          2005       Depreciation
--------------   ---------    --------------   -----------   -----------    ------------
EURO STOXX 50        202      September 2005   $ 8,360,906   $ 8,149,080     $ (211,826)

(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the aggregate market value of this security amounted to $10,596,740 or 1.3% of net assets.

     Glossary of Terms:

     ADR-American Depositary Receipt
     GDR-Global Depositary Receipt

     See notes to financial statements.


-------------------------------------------------------------------------------
56 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-96.8%
Australia-3.5%
Aristocrat Leisure, Ltd.                        414,766      $ 3,953,115
Coles Myer, Ltd.                                252,890        1,895,578
QBE Insurance Group, Ltd.                       250,709        3,258,118
Rinker Group, Ltd.                              483,333        5,326,148
Westpac Banking Corp.                           247,665        3,703,855
                                                             ------------
                                                              18,136,814

Brazil-1.2%
Petroleo Brasileiro, SA (ADR)                    96,300        6,024,528

China-0.8%
China Shenhua Energy Co., Ltd. Cl.H(a)        3,635,000        4,022,441

Egypt-0.4%
Orascom Telecom Holding SAE (GDR)                43,374        2,005,614

France-11.8%
BNP Paribas, SA                                 173,830       12,693,126
CapGemini, SA(a)                                148,238        4,893,371
Groupe Danone                                    36,466        3,862,924
Sanofi-Synthelabo, SA                           135,761       11,625,947
Total, SA                                        79,826       21,055,980
Vinci, SA                                        75,984        6,759,616
                                                             ------------
                                                              60,890,964

Germany-1.8%
Premiere AG(a)                                   23,805          734,787
SAP AG                                           51,676        8,793,614
                                                             ------------
                                                               9,528,401

Greece-1.2%
EFG Eurobank Ergasias                            84,716        2,550,256
OPAP SA                                         118,760        3,779,582
                                                             ------------
                                                               6,329,838

Hong Kong-3.3%
Esprit Holdings, Ltd.                         1,521,000       11,256,584
Li & Fung, Ltd.                               2,850,000        5,792,188
                                                             ------------
                                                              17,048,772

India-0.5%
Infosys Technologies, Ltd.                       48,022        2,599,370

Ireland-4.7%
Allied Irish Banks Plc                          328,359        7,122,943
Anglo Irish Bank Corp. Plc                      567,838        7,653,535
CRH Plc                                         355,139        9,688,562
                                                             ------------
                                                              24,465,040


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO o 57


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Italy-4.3%
Eni S.p.A.                                      619,057     $ 18,354,954
Luxottica Group S.p.A.                          178,986        4,136,438
                                                             ------------
                                                              22,491,392

Japan-17.5%
Aeon Credit Service Co., Ltd.                    27,700        1,826,475
Astellas Pharma, Inc.                            29,000        1,036,853
Denso Corp.                                     341,200        8,672,789
Honda Motor Co.                                  96,100        5,173,784
Hoya Corp.                                      108,900       14,276,296
Keyence Corp.                                    45,600       10,776,020
Mitsubishi Corp.                              1,005,300       16,645,421
Mitsubishi Tokyo Financial Group, Inc.              778        8,029,076
Nitto Denko Corp.                               171,600       11,000,337
Sumitomo Electric Industries, Ltd.              215,200        2,662,881
Sumitomo Mitsui Financial Group, Inc.               680        5,578,966
Yamada Denki Co., Ltd.                           76,900        4,949,560
                                                             ------------
                                                              90,628,458

Luxembourg-0.8%
Deutsche Bank AG warrants,
  expiring 3/18/07(a)                         1,696,582        4,119,301

Mexico-2.8%
America Movil SA de CV                          348,900        7,675,800
Grupo Televisa, SA (ADR)                         59,000        3,705,200
Wal-Mart de Mexico SA de CV                     766,300        3,338,802
                                                             ------------
                                                              14,719,802

Netherlands-1.6%
ING Groep NV                                    289,663        8,453,088

Norway-1.5%
Norsk Hydro ASA                                  72,485        7,794,306

South Africa-0.5%
Telkom South Africa, Ltd.                       116,801        2,334,236

Spain-2.2%
Banco Bilbao Vizcaya Argentaria, SA             668,887       11,159,007
Inditex, SA                                          75            2,048
                                                             ------------
                                                              11,161,055

Sweden-1.5%
Telefonaktiebolaget LM Ericsson Cl.B          2,173,253        7,588,265

Switzerland-15.0%
Alcon, Inc.                                      76,200        8,995,410
Compagnie Financiere Richemont AG Cl.A          297,615       11,302,193
Credit Suisse Group                             239,379       10,433,667
Nobel Biocare Holding AG                         40,655        8,887,478
Novartis AG                                     267,180       12,990,117


-------------------------------------------------------------------------------
58 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO


                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Roche Holding AG                                108,291    $  15,025,754
UBS AG                                          118,684        9,734,679
                                                             ------------
                                                              77,369,298

Taiwan-2.1%
AU Optronics Corp. (ADR)                        153,304        2,267,366
Hon Hai Precision Industry Co., Ltd. (GDR)      494,862        4,290,453
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                         539,311        4,438,530
                                                             ------------
                                                              10,996,349

Thailand-0.5%
PTT Public Co., Ltd.                            467,800        2,768,786

United Kingdom-17.3%
BHP Billiton Plc                                267,757        3,998,790
Capita Group Plc                                694,188        4,571,253
Carnival Plc                                     48,480        2,514,935
Enterprise Inns Plc                             358,628        5,351,299
Man Group Plc                                    41,946        1,248,613
Next Plc                                         98,095        2,677,042
O2 Plc                                          721,830        1,998,845
Reckitt Benckiser Plc                           201,916        6,266,480
SABMiller Plc                                   676,293       11,955,779
Smith & Nephew Plc                              502,398        4,842,727
Smiths Group Plc                                 63,192        1,037,193
Standard Chartered Plc                          505,355       10,832,418
Tesco Plc                                     1,954,660       11,521,031
Vodafone Group Plc                            1,385,416        3,793,131
Wolseley Plc                                    281,643        5,747,777
WPP Group Plc                                 1,087,852       11,279,871
                                                             ------------
                                                              89,637,184

Total Common Stocks & Other Investments
  (cost $484,828,421)                                        501,113,302

SHORT-TERM INVESTMENT-3.0%
Time Deposit-3.0%
State Street Euro Dollar
  2.85%, 9/01/05
  (cost $15,512,000)                         $   15,512       15,512,000

Total Investments-99.8%
  (cost $500,340,421)                                        516,625,302
Other assets less liabilities-0.2%                               968,537
                                                             ------------
Net Assets-100%                                             $517,593,839
                                                             ------------

(a)  Non-income producing security.

     Glossary of Terms:

     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt

     See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO o 59


SMALL-MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-93.9%

Financial-20.3%
Major Regional Banks-5.3%
Central Pacific Financial Corp.                 112,900      $ 3,904,082
Hibernia Corp. Cl.A                              82,600        2,622,550
Popular, Inc. (Puerto Rico)                      97,300        2,662,128
TD Banknorth, Inc.                               22,900          688,603
UnionBanCal Corp.                                50,800        3,442,716
Whitney Holding Corp.                           116,250        3,594,450
                                                             ------------
                                                              16,914,529

Miscellaneous Finance-1.7%
A.G. Edwards, Inc.                              121,300        5,483,973

Multi-Line Insurance-2.0%
PacifiCare Health Systems, Inc.(a)               28,900        2,178,482
StanCorp Financial Group, Inc.                   51,600        4,171,860
                                                             ------------
                                                               6,350,342

Property/Casualty Insurance-5.1%
Old Republic International Corp.                191,500        4,820,055
PartnerRe, Ltd. (Bermuda)                        14,800          898,360
Platinum Underwriters Holdings, Ltd.
  (Bermuda)                                     136,800        4,443,264
Radian Group, Inc.                              106,200        5,435,316
RenaissanceRe Holdings, Ltd. (Bermuda)           17,350          786,128
                                                             ------------
                                                              16,383,123

Real Estate Investment Trust-0.2%
FelCor Lodging Trust, Inc.(a)                    43,100          657,275

Savings and Loan-6.0%
Astoria Financial Corp.                         171,900        4,801,167
Commercial Federal Corp.                        108,300        3,672,453
MAF Bancorp, Inc.                               112,100        4,812,453
Sovereign Bancorp, Inc.                         151,800        3,539,976
Washington Federal, Inc.                        106,300        2,490,609
                                                             ------------
                                                              19,316,658
                                                             ------------
                                                              65,105,900

Consumer Cyclicals-15.4%
Autos & Auto Parts-3.1%
American Axle & Manufacturing Holdings, Inc.    103,100        2,676,476
BorgWarner, Inc.                                 62,500        3,653,750
Dana Corp.                                      255,800        3,443,068
                                                             ------------
                                                               9,773,294


-------------------------------------------------------------------------------
60 o ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Retailers-8.0%
AutoNation, Inc.(a)                             246,200      $ 5,123,422
BJ's Wholesale Club, Inc.(a)                    147,100        4,199,705
Borders Group, Inc.                             180,700        4,125,381
Federated Department Stores, Inc.                 5,300          365,594
Office Depot, Inc.(a)                           229,400        6,882,000
Payless ShoeSource, Inc.(a)                     258,700        4,796,298
                                                             ------------
                                                              25,492,400

Textiles/Shoes - Apparel Mfg.-4.2%
Jones Apparel Group, Inc.                       157,900        4,449,622
Liz Claiborne, Inc.                             119,000        4,882,570
Reebok International, Ltd.                       27,300        1,536,990
VF Corp.                                         43,800        2,597,778
                                                             ------------
                                                              13,466,960

Miscellaneous Consumer Cyclicals-0.1%
Brunswick Corp.                                  10,000          440,000
                                                             ------------
                                                              49,172,654

Capital Equipment-9.7%
Aerospace/Defense-1.6%
Goodrich Corp.                                  111,000        5,086,020

Auto & Truck Parts-2.6%
ArvinMeritor, Inc.                               64,000        1,187,200
PACCAR, Inc.                                     32,500        2,277,600
TRW Automotive Holdings Corp.(a)                165,000        4,842,750
                                                             ------------
                                                               8,307,550

Electrical Equipment-1.9%
Anixter International, Inc.(a)                   44,100        1,683,738
Cooper Industries, Ltd. Cl.A (Bermuda)           63,600        4,225,584
                                                             ------------
                                                               5,909,322

Machinery-3.0%
Moog, Inc. Cl.A(a)                              153,100        4,824,181
Terex Corp.(a)                                   98,000        4,780,440
                                                             ------------
                                                               9,604,621

Miscellaneous Capital Goods-0.6%
SPX Corp.                                        22,350        1,017,819
Textron, Inc.                                    14,400        1,026,720
                                                             ------------
                                                               2,044,539
                                                             ------------
                                                              30,952,052

Consumer Growth-8.6%
Advertising-0.9%
The Interpublic Group of Cos., Inc.(a)          219,000        2,656,470

Hospital Management-1.2%
Universal Health Services, Inc. Cl.B             76,300        3,899,693


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO o 61


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Hospital Supplies-1.7%
Owens & Minor, Inc.                             188,000       $5,388,080

Other Medical-1.7%
PerkinElmer, Inc.                               263,500        5,454,450

Photography-1.2%
IKON Office Solutions, Inc.                     386,500        3,899,785

Publishing-0.2%
The Reader's Digest Association, Inc.            41,300          671,538

Miscellaneous Consumer Growth-1.7%
URS Corp.(a)                                    144,000        5,425,920
                                                             ------------
                                                              27,395,936

Utilities-7.4%
Electric Companies-7.4%
Allegheny Energy, Inc.(a)                       193,000        5,820,880
Constellation Energy Group                       40,300        2,367,625
Northeast Utilities                             153,900        3,065,688
PNM Resources, Inc.                             109,000        3,224,220
Puget Energy, Inc.                              147,600        3,360,852
Wisconsin Energy Corp.                          123,500        4,837,495
WPS Resources Corp.                              19,100        1,100,924
                                                             ------------
                                                              23,777,684

Industrial Commodities-7.1%
Aluminum-0.3%
Mueller Industries, Inc.                         41,000        1,074,610

Chemicals-2.6%
Albemarle Corp.                                  43,500        1,579,485
Chemtura Corp.                                  115,000        1,973,400
Cytec Industries, Inc.                           99,600        4,740,960
                                                             ------------
                                                               8,293,845

Containers - Metal/Glass/Paper-0.4%
Ball Corp.                                       36,800        1,380,368

Miscellaneous Metals-2.6%
Reliance Steel & Aluminum Co.                    99,400        4,771,200
Silgan Holdings, Inc.                            56,000        3,372,320
                                                             ------------
                                                               8,143,520

Miscellaneous Industrial Commodities-1.2%
United Stationers, Inc.(a)                       79,500        3,728,550
                                                             ------------
                                                              22,620,893


-------------------------------------------------------------------------------
62 o ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO



Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Technology-5.9%
Communication - Equip. Mfrs.-2.7%
ADC Telecommunications, Inc.(a)                 105,500     $  2,209,170
Andrew Corp.(a)                                 381,000        4,392,930
Nortel Networks Corp. (Canada)(a)               271,400          825,056
Tellabs, Inc.(a)                                149,175        1,326,166
                                                             ------------
                                                               8,753,322

Computer/Instrumentation-1.0%
Sanmina-SCI Corp.(a)                            504,600        2,558,322
Solectron Corp.(a)                              150,700          617,870
                                                             ------------
                                                               3,176,192

Miscellaneous Industrial Technology-1.1%
Arrow Electronics, Inc.(a)                       29,000          864,780
Avnet, Inc.(a)                                   31,300          784,065
Tech Data Corp.(a)                               53,300        1,951,313
                                                             ------------
                                                               3,600,158

Semiconductors-1.1%
Vishay Intertechnology, Inc.(a)                 262,700        3,388,830
                                                             ------------
                                                              18,918,502

Services-5.7%
Miscellaneous Industrial Transportation-4.2%
GATX Corp.                                      133,800        5,422,914
Laidlaw International, Inc.                     210,900        5,219,775
SEACOR Holdings, Inc.(a)                         36,900        2,638,350
                                                             ------------
                                                              13,281,039

Truckers-1.5%
CNF, Inc.                                        96,000        4,845,120
                                                             ------------
                                                              18,126,159

Non-Financial-5.6%
Building Material - Heat/Plumbing/Air-1.3%
Hughes Supply, Inc.                             132,200        4,184,130

Home Building-0.5%
Pulte Homes, Inc.                                19,400        1,672,280

Miscellaneous Building-3.8%
Beazer Homes USA, Inc.                           68,600        4,283,384
Harsco Corp.                                     28,100        1,648,065
Quanta Services, Inc.(a)                        513,000        6,156,000
                                                             ------------
                                                              12,087,449

                                                             ------------
                                                              17,943,859

Consumer Staples-4.4%
Foods-3.0%
Corn Products International, Inc.                60,000        1,351,200
Del Monte Foods Co.(a)                          383,600        4,146,716
Universal Corp.                                 100,700        4,191,134
                                                             ------------
                                                               9,689,050


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO o 63


                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Restaurants-1.0%
Jack In The Box, Inc.(a)                         89,800     $  3,167,246

Retail Stores - Food-0.4%
SUPERVALU, Inc.                                  35,000        1,218,000
                                                             ------------
                                                              14,074,296

Energy-3.8%
Offshore Drilling-1.7%
Rowan Cos., Inc.                                149,800        5,572,560

Oils - Integrated Domestic-0.8%
Amerada Hess Corp.                               20,100        2,554,710

Oils - Integrated International-1.3%
Pogo Producing Co.                               73,800        4,132,800
                                                             ------------
                                                              12,260,070

Total Common Stocks
  (cost $297,592,548)                                        300,348,005

SHORT-TERM INVESTMENT-6.0%
Time Deposit-6.0%
State Street Euro Dollar
  2.85%, 9/01/05
  (cost $19,310,000)                         $   19,310       19,310,000

Total Investments-99.9%
  (cost $316,902,548)                                        319,658,005
Other assets less liabilities-0.1%                               380,169
                                                             ------------
Net Assets-100%                                             $320,038,174

(a)  Non-income producing security.

     See notes to financial statements.


-------------------------------------------------------------------------------
64 o ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO


SMALL-MID CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-97.4%

Consumer Services-23.8%
Advertising-3.2%
aQuantive, Inc.(a)                              227,200     $  4,103,232
Getty Images, Inc.(a)                            59,300        5,075,487
                                                             ------------
                                                               9,178,719

Apparel-2.7%
Chico's FAS, Inc.(a)                            116,300        4,036,773
Urban Outfitters, Inc.(a)                        68,780        3,828,295
                                                             ------------
                                                               7,865,068

Broadcasting & Cable-1.8%
XM Satellite Radio Holdings, Inc. Cl.A(a)       146,900        5,178,225

Entertainment & Leisure-1.9%
Activision, Inc.(a)                             239,066        5,343,125

Gaming-1.8%
Station Casinos, Inc.                            79,000        5,278,780

Restaurants & Lodging-1.1%
Orient-Express Hotels, Ltd. Cl.A (Bermuda)      102,400        3,146,752

Retail - General Merchandise-0.8%
Dick's Sporting Goods, Inc.(a)                   71,650        2,267,006

Miscellaneous-10.5%
Dycom Industries, Inc.(a)                       136,300        2,415,236
Iron Mountain, Inc.(a)                          169,900        5,859,851
Laureate Education, Inc.(a)                     108,630        4,546,165
Robert Half International, Inc.                 177,800        5,988,304
Strayer Education, Inc.                          36,000        3,633,120
Tempur-Pedic International, Inc.(a)             170,500        2,739,935
The Corporate Executive Board Co.                63,200        5,104,664
                                                             ------------
                                                              30,287,275
                                                             ------------
                                                              68,544,950

Technology-21.2%
Communications Equipment-3.0%
ADC Telecommunications, Inc.(a)                  82,000        1,717,080
ADTRAN, Inc.                                     98,800        2,551,016
Nextel Partners, Inc. Cl.A(a)                   161,500        4,237,760
                                                             ------------
                                                               8,505,856

Computer Services-3.7%
Alliance Data Systems Corp.(a)                   84,400        3,550,708
Cognizant Technology Solutions Corp. Cl.A(a)     73,400        3,341,902
Global Payments, Inc.                            55,300        3,637,634
                                                             ------------
                                                              10,530,244


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO o 65


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Contract Manufacturing-0.5%
Semtech Corp.(a)                                 96,800     $  1,582,680

Semiconductor Capital Equipment-1.0%
MEMC Electronic Materials, Inc.(a)              179,900        3,033,114

Semiconductor Components-5.0%
International Rectifier Corp.(a)                 59,300        2,852,330
Intersil Corp. Cl.A                             274,200        5,758,200
Lam Research Corp.(a)                           101,500        3,217,550
Microsemi Corp.(a)                              101,800        2,452,362
                                                             ------------
                                                              14,280,442

Software-5.4%
Business Objects SA (ADR) (France)(a)           116,600        3,887,444
CACI International, Inc. Cl.A(a)                 29,900        1,872,936
Comverse Technology, Inc.(a)                    205,700        5,302,946
Quest Software, Inc.(a)                         321,600        4,360,896
                                                             ------------
                                                              15,424,222

Miscellaneous-2.6%
Amphenol Corp. Cl.A                             102,740        4,357,203
Wind River Systems, Inc.(a)                     246,600        3,240,324
                                                             ------------
                                                               7,597,527
                                                             ------------
                                                              60,954,085

Health Care-19.3%
Biotechnology-7.9%
Affymetrix, Inc.(a)                              70,700        3,498,943
Charles River Laboratories
  International, Inc.(a)                         63,200        3,211,824
CV Therapeutics, Inc.(a)                         31,800          864,006
Invitrogen Corp.(a)                              39,500        3,346,835
MGI Pharma, Inc.(a)                             102,700        2,768,792
Nektar Therapeutics(a)                           32,300          551,684
Neurocrine Biosciences, Inc.(a)                  11,900          545,020
Pharmion Corp.(a)                                75,100        1,866,235
Protein Design Labs, Inc.(a)                    209,700        5,607,378
ZymoGenetics, Inc.(a)                            31,600          532,144
                                                             ------------
                                                              22,792,861

Medical Products-4.5%
Biosite, Inc.(a)                                 27,500        1,644,225
Dade Behring Holdings, Inc.                      90,548        3,313,152
Immucor, Inc.(a)                                 66,600        1,576,422
Respironics, Inc.(a)                            109,000        4,268,440
Ventana Medical Systems, Inc.(a)                 53,300        2,158,117
                                                             ------------
                                                              12,960,356


-------------------------------------------------------------------------------
66 o ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Medical Services-6.9%
Covance, Inc.(a)                                 81,200     $  4,246,760
Psychiatric Solutions, Inc.(a)                   86,000        4,110,800
Stericycle, Inc.(a)                              72,800        4,231,864
United Surgical Partners International, Inc.(a)  89,900        3,444,069
Wellcare Health Plans, Inc.(a)                   96,347        3,622,647
                                                             ------------
                                                              19,656,140
                                                             ------------
                                                              55,409,357

Energy-10.2%
Domestic Producers-1.8%
Newfield Exploration Co.(a)                     112,600        5,316,972

Oil Service-5.9%
Bill Barrett Corp.(a)                           110,300        3,724,831
Cooper Cameron Corp.(a)                          55,900        4,033,185
Diamond Offshore Drilling, Inc.                  70,900        4,187,354
Dresser-Rand Group, Inc.(a)                      77,400        1,856,826
National-Oilwell Varco, Inc.(a)                  48,800        3,133,448
                                                             ------------
                                                              16,935,644

Pipelines-2.5%
Grant Prideco, Inc.(a)                          191,600        7,062,376
                                                             ------------
                                                              29,314,992

Finance-8.1%
Brokerage & Money Management-5.2%
Affiliated Managers Group, Inc.(a)               51,350        3,728,523
Blackrock, Inc. Cl.A                             57,300        4,707,195
Lazard Ltd. Cl.A (Bermuda)                      154,100        3,917,222
OptionsXpress Holdings, Inc.                    150,100        2,574,215
                                                             ------------
                                                              14,927,155

Real Estate Investment Trust-2.0%
CB Richard Ellis Group, Inc. Cl.A(a)            120,500        5,875,580

Miscellaneous-0.9%
CapitalSource, Inc.(a)                          133,500        2,643,300
                                                             ------------
                                                              23,446,035

Basic Industry-6.9%
Chemicals-2.1%
Chemtura Corp.                                  215,300        3,694,548
Georgia Gulf Corp.                               83,800        2,338,020
                                                             ------------
                                                               6,032,568

Mining & Metals-3.2%
Allegheny Technologies, Inc.                    161,980        4,473,888
Joy Global, Inc.                                 97,700        4,670,060
                                                             ------------
                                                               9,143,948

Paper & Forest Products-1.6%
Chesapeake Energy Corp.                         148,200        4,684,602
                                                             ------------
                                                              19,861,118


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO o 67


                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Transportation-3.7%
Air Freight-2.5%
C.H. Robinson Worldwide, Inc.                    57,300     $  3,538,275
Expeditors International of Washington, Inc.     65,200        3,619,252
                                                             ------------
                                                               7,157,527

Miscellaneous-1.2%
BorgWarner, Inc.                                 60,400        3,530,984
                                                             ------------
                                                              10,688,511

Aerospace & Defense-1.7%
Aerospace-1.7%
Precision Castparts Corp.                        49,400        4,775,992

Capital Goods-1.6%
Miscellaneous-1.6%
IDEX Corp.                                      104,750        4,556,625

Multi-Industry Companies-0.9%
Chemed Corp.                                     61,200        2,476,152

Total Common Stocks
  (cost $272,404,916)                                        280,027,817

SHORT-TERM INVESTMENT-2.3%
Time Deposit-2.3%
State Street Euro Dollar
  2.85%, 9/01/05
  (cost $6,662,000)                          $    6,662        6,662,000

Total Investments-99.7%
  (cost $279,066,916)                                        286,689,817
Other assets less liabilities-0.3%                               846,537
                                                             ------------
Net Assets-100%                                             $287,536,354

(a)  Non-income producing security.

     Glossary of Terms:

     ADR - American Depositary Receipt.

     See notes to financial statements.


-------------------------------------------------------------------------------
68 o ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO


SHORT DURATION BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005


                                               Principal
                                                  Amount
                                                    (000)    U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-67.8%
U.S. Treasury Notes-51.4%
  2.75%, 7/31/06                             $   94,060    $  93,185,524
  3.00%, 12/31/06                               159,620      157,911,587
  3.50%, 5/31/07-8/15/09                         84,505       83,951,447
  3.875%, 5/15/10                                   405          405,079
                                                             ------------
                                                             335,453,637

Federal National Mortgage
  Association-9.4%
Federal Agency-7.9%
  3.25%, 6/28/06                                  2,280        2,266,033
  3.875%, 5/15/07                                12,180       12,151,340
  6.00%, 12/01/09-6/01/20                         2,224        2,293,259
  7.00%, 2/01/31-12/01/34                         2,381        2,503,233
  5.50%, TBA                                     16,000       16,340,000
  6.00%, TBA                                     16,000       16,370,000
                                                             ------------
                                                              51,923,865

Federal Agency - Collateralized Mortgage
  Obligations-1.5%
Fannie Mae Whole Loan Series 2003-W13 Cl.AV2
  3.78%, 10/25/33                                 6,493        6,504,985
Fannie Mae-ACES
  Series 2005-M1 CI. A 4.479%, 10/26/31             872          817,552
  Series 2000-M2 CI. B 7.02%, 2/17/21             2,107        2,163,990
                                                             ------------
                                                               9,486,527
                                                             ------------
                                                              61,410,392

Federal Home Loan Bank-2.0%
  2.25%, 5/15/06                                  1,240        1,225,741
  3.625%, 6/20/07                                11,890       11,812,442
                                                             ------------
                                                              13,038,183

Federal Home Loan Mortgage Corp.-5.0%
  3.25%, 11/02/07                                15,000       14,743,185
  3.75%, 8/03/07                                  4,500        4,465,530
  4.00%, 8/17/07                                 13,195       13,197,480
                                                             ------------
                                                              32,406,195

Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $441,002,591)                                        442,308,407

CORPORATE DEBT OBLIGATIONS-20.0%
Automotive-1.0%
Daimler-Chrysler North America Corp.
  4.125%, 3/07/07                                 4,210        4,179,486
  4.875%, 6/15/10                                 1,210        1,199,494


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 69


                                               Principal
                                                  Amount
                                                    (000)    U.S. $ Value
-------------------------------------------------------------------------------
Ford Motor Credit Co.
  6.50%, 1/25/07                                $ 1,125     $  1,134,972
                                                             ------------
                                                               6,513,952

Banking-1.2%
U.S. Bancorp
  4.50%, 7/29/10                                  4,070        4,092,129
Washington Mutual Bank
  4.50%, 8/25/08                                  2,905        2,917,907
Washington Mutual, Inc.
  4.20%, 1/15/10                                    490          484,193
Wells Fargo & Co.
  4.20%, 1/15/10                                     20           19,869
                                                             ------------
                                                               7,514,098

Broadcasting/Media-1.0%
Time Warner, Inc.
  6.125%, 4/15/06                                 6,495        6,571,946

Cable-1.7%
British Sky Broadcasting Group PLC
  6.875%, 2/23/09                                 4,580        4,906,394
Comcast Cable Communications, Inc.
  8.375%, 5/01/07                                 5,935        6,313,997
                                                             ------------
                                                              11,220,391

Communications-1.0%
Sprint Capital Corp.
  6.00%, 1/15/07                                  6,480        6,627,394

Communications - Mobile-0.7%
Cingular Wireless LLC
  5.625%, 12/15/06                                  615          624,089
New Cingular Wireless Services, Inc.
  7.35%, 3/01/06                                  4,030        4,094,025
                                                             ------------
                                                               4,718,114

Conglomerate/Miscellaneous-0.3%
Tyco International Group SA
  6.125%, 11/01/08                                1,848        1,938,887

Energy-0.0%
Valero Energy Corp.
  3.50%, 4/01/09                                    130          125,125

Financial-5.4%
CIT Group, Inc.
  7.375%, 4/02/07                                 1,280        1,340,486
Citigroup, Inc.
  4.625%, 8/03/10                                 4,570        4,608,310
Countrywide Home Loans, Inc.
  5.625%, 5/15/07                                 9,615        9,813,665


-------------------------------------------------------------------------------
70 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                               Principal
                                                  Amount
                                                    (000)    U.S. $ Value
-------------------------------------------------------------------------------
International Lease Finance Corp.
  5.00%, 4/15/10                                $ 3,130     $  3,179,379
  5.625%, 6/01/07                                   860          876,998
Merrill Lynch & Co., Inc.
  4.79%, 8/04/10                                  2,415        2,439,068
  6.56%, 12/16/07                                 4,910        5,152,004
The Goldman Sachs Group, Inc.
  4.125%, 1/15/08                                 7,985        7,958,059
                                                             ------------
                                                              35,367,969

Food/Beverage-2.1%
General Mills, Inc.
  5.125%, 2/15/07                                 2,820        2,850,467
Kraft Foods, Inc.
  4.125%, 11/12/09                                4,845        4,783,425
The Kroger Co.
  7.80%, 8/15/07                                  5,365        5,687,270
                                                             ------------
                                                              13,321,162

Health Care-0.3%
Aetna, Inc.
  7.375%, 3/01/06                                   655          664,424
WellPoint, Inc.
  3.50%, 9/01/07                                    295          290,003
  3.75%, 12/14/07                                 1,000          984,101
                                                             ------------
                                                               1,938,528

Non-Air Transportation-0.5%
CSX Corp.
  6.25%, 10/15/08                                 2,725        2,864,373

Paper/Packaging-0.2%
Weyerhaeuser Co.
  6.125%, 3/15/07                                 1,485        1,521,718

Public Utilities - Electric & Gas-2.5%
Duke Energy Corp.
  3.75%, 3/05/08                                  5,170        5,105,266
Pacific Gas & Electric Co.
  3.60%, 3/01/09                                  6,560        6,399,503
Progress Energy, Inc.
  6.05%, 4/15/07                                  4,640        4,757,086
                                                             ------------
                                                              16,261,855

Public Utilities - Telephone-0.8%
Telecom Italia Capital (Luxembourg)
  4.00%, 11/15/08                                 5,245        5,168,475

Service-0.6%
Waste Management, Inc.
  6.50%, 11/15/08                                 3,823        4,039,588


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 71


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Supermarket/Drug-0.7%
Safeway, Inc.
  6.50%, 11/15/08                               $ 4,495     $  4,741,200

Total Corporate Debt Obligations
  (cost $130,000,021)                                        130,454,775

COLLATERALIZED MORTGAGE OBLIGATIONS-4.2%
American Home Mortgage Investment Trust
  Series 2005-2 Cl.2A1
  5.21%, 9/25/45                                    471          471,380
Bear Stearns Alt-A Trust
  Series 2004-11 Cl.2A3
  5.06%, 11/25/34                                   239          239,349
Citicorp Mortgage Securities, Inc.
  Series 2004-7 Cl.1A1
  5.25%, 9/25/34                                  2,412        2,419,837
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-WF2 Cl.AF3
  4.871%, 8/25/35                                 5,000        5,000,000
Deutsche Alt-A Securities, Inc. Mortgage
  Loan Series 2005-AR1 Cl.1A1
  3.95%, 8/25/35                                    664          663,734
Home Equity Mortgage Trust
  Series 2005-3 Cl.M1
  4.18%, 11/25/35                                   650          646,919
Homebanc Mortgage Trust
  Series 2005-4 Cl.A2
  4.00%, 10/25/35                                 6,000        6,000,000
Master Asset Securitization Trust
  Series 2004-9 Cl.3A1
  5.25%, 7/25/34                                    263          263,757
Merrill Lynch Mortgage Investors, Inc.
  Series 2005-A5 Cl.A3
  4.442%, 6/25/35                                   600          597,025
MLCC Mortgage Investors, Inc.
  Series 2004-A Cl.A1
  3.87%, 4/25/29                                    563          562,700
Morgan Stanley Capital I
  Series 2005-XLF Cl.G
  3.941%, 8/15/19                                 2,000        2,000,000
  Series 2005-XLF Cl.H
  3.961%, 8/15/19                                 1,000        1,000,000
Morgan Stanley Mortgage Loan Trust
  Series 2004-8AR Cl.4A1
  5.423%, 10/25/34                                  215          216,785
Mortgage It Trust Series 2005-4 Cl.M1
  4.09%, 10/25/35                                 2,500        2,500,000


-------------------------------------------------------------------------------
72 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Specialty Underwriting & Residential Finance
  Series 2005-AB1 Cl.M1
  4.07%, 3/25/36                                $ 2,000     $  2,002,514
Structured Adjustable Rate Mortgage Loan Trust
  Series 2005-5 Cl.A3
  3.87%, 5/25/35                                  2,972        2,968,178
Structured Asset Securities Corp.
  Series 2002-11A Cl.1A1
  4.609%, 6/25/32                                    45           44,762

Total Collateralized Mortgage Obligations
  (cost $27,608,462)                                          27,596,940

ASSET BACKED SECURITIES-2.0%
Ace Securities Corp. Series 2003-OP1 Cl.A2
  4.00%, 12/25/33                                   299          299,882
Bayview Financial Acquisition Trust
  Series 2005-C Cl.A1B
  3.87%, 6/28/44                                  2,930        2,930,000
Capital Auto Receivables Asset Trust
  Series Series 2005-SN1A Cl.A3A
  4.10%, 6/15/08                                    295          293,581
Centex Home Equity Series 2003-C Cl.AV
  3.94%, 9/25/33                                     45           44,668
Citifinancial Mortgage Securities, Inc.
  Series 2004-1 Cl.AF2
  2.645%, 4/25/34                                 1,025        1,003,218
Credit-Based Asset Servicing & Securities Trust
  Series 2005-CB4 Cl.AF2
  4.751%, 8/25/35                                 2,100        2,094,099
Equity One ABS, Inc. Series 2004-3 Cl.AF1
  3.80%, 7/25/34                                    100          100,134
Lehman XS Trust Series 2005-2 Cl.1M1
  4.14%, 8/25/35                                  5,000        4,989,050
Long Beach Mortgage Loan Trust
  Series 2004-3 Cl.M2
  4.24%, 7/25/34                                    400          400,876
  Series 2003-1 Cl.M2
  5.69%, 3/25/33                                    700          708,841
Merrill Lynch Mortgage Investors, Inc.
  Series 2004-WMC1 Cl.A2
  3.94%, 10/25/34                                   124          123,885
Renaissance Home Equity Loan Trust
  Series 2003-4 Cl.A2
  3.84%, 3/25/34                                     84           83,540
Residential Asset Mortgage Products, Inc.
  Series 2004-RS6 Cl.AI1
  3.791%, 8/25/22                                    22           21,827

Total Asset Backed Securities
  (cost $13,101,937)                                          13,093,601


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 73


                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES-2.0%
Asset Securitization Corp.
  Series 1996-MD6 Cl.A1C
  7.04%, 11/13/29                                $  496         $510,492
Bear Stearns Commercial Mortgage
  Securities, Inc. Series 2003-BA1A Cl.B
  3.97%, 4/14/15                                  3,000        3,001,212
First Union-Lehman Brothers-Bank of America
  Series 1998-C2 Cl.A2
  6.56%, 11/18/35                                   667          697,601
Istar Asset Receivables Trust
  Series 2002-1A Cl.A2
  4.05%, 5/28/20                                  5,887        5,888,952
LB-UBS Commercial Mortgage Trust
  Series 2004-C7 Cl.A2
  3.992%, 10/15/29                                  315          309,973
Lehman Brothers Commercial Mortgage Trust
  Series 2005-LLFA Cl.E
  3.85%, 7/15/18                                  1,000        1,000,000
Nomura Asset Securities Corp.
  Series 1998-D6  Cl. A1B
  6.59%, 3/15/30                                    820          863,050
  Series 1996-D5  Cl. A1B
  7.12%, 4/13/39                                    750          760,755

Total Commercial Mortgage Backed Securities
  (cost $13,110,082)                                          13,032,035

SHORT-TERM INVESTMENTS-10.3%
Federal Home Loan Bank-10.3%
  Zero coupon, 9/01/05                           31,900       31,900,000
  Zero coupon, 9/14/05                           35,000       34,957,028
                                                             ------------
                                                              66,857,028

Total Short-Term Investments
  (cost $66,857,028)                                          66,857,028

Total Investments-106.3%
  (cost $691,680,121)                                        693,342,786
Other assets less liabilities-(6.3%)                         (40,838,226)
                                                             ------------
Net Assets-100%                                             $652,504,560

Glossary:

TBA - (To Be Assigned) - Securities are purchased on a forward commitment with an appropriate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See notes to financial statements.


-------------------------------------------------------------------------------
74 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


INTERMEDIATE DURATION BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005


                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT SPONSORED
  AGENCY OBLIGATIONS-47.2%
Federal National Mortgage Association-34.3%
  3.75%, 9/15/08(a)                             $ 9,515     $  9,422,743
  3.875%, 11/17/08(a)                             7,088        6,958,998
  4.50%, TBA                                     49,250       48,834,429
  5.00%, TBA                                     53,565       53,486,384
  5.50%, TBA                                     87,155       88,386,887
  6.00%, TBA                                     67,080       68,672,525
  6.00%, 2/01/17(a)                               1,011        1,043,166
                                                             ------------
                                                             276,805,132

U.S. Treasury Notes-7.4%
  2.00%, 7/15/14(a)                              16,542       17,072,810
  3.75%, 3/31/07(a)                              37,018       36,968,840
  3.875%, 5/15/10(a)                                335          335,066
  4.00%, 2/15/15(a)                               5,615        5,598,548
                                                             ------------
                                                              59,975,264

U.S. Treasury Bond-3.7%
  5.375%, 2/15/31(a)                             25,441       29,827,588

Government National Mortgage Association-0.9%
  6.00%, TBA                                      7,215        7,435,959

Federal Home Loan Mortgage Corporation-0.9%
  6.00%, TBA                                      7,080        7,261,421

Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $376,977,131)                                        381,305,364

CORPORATE DEBT OBLIGATIONS-25.6%
Aerospace/Defense-0.3%
Raytheon Co.
  6.75%, 8/15/07(a)                               1,153        1,201,432
Textron, Inc.
  6.375%, 11/15/08(a)                               875          934,970
                                                             ------------
                                                               2,136,402


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 75


                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Automotive-0.5%
DaimlerChrysler North America Holding Corp.
  4.875%, 6/15/10(a)                            $   698       $  691,939
Ford Motor Credit Co.
  5.70%, 1/15/10(a)                                 225          211,293
  7.00%, 10/01/13(a)                                373          357,565
  7.375%, 10/28/09-2/01/11(a)                     2,514        2,488,446
                                                             ------------
                                                               3,749,243

Banking-3.0%
Bank of America Corp.
  4.50%, 8/01/10(a)                               3,496        3,507,890
Barclays Bank Plc
  8.55%, 9/29/49(a)(b)                              961        1,148,603
HSBC Finance Corp.
  4.75%, 4/15/10(a)                               1,570        1,587,711
JPMorgan Chase & Co.
  6.75%, 2/01/11(a)                               2,530        2,794,757
Mizuho Financial Group
  (Cayman Islands)
  8.375%, 4/27/09(a)                              5,869        6,376,668
RBS Capital Trust I
  4.709%, 7/01/13(a)                              2,090        2,056,602
RBS Capital Trust III
  5.512%, 9/30/14(a)                              1,017        1,057,785
Sanwa Bank, Ltd.
  7.40%, 6/15/11(a)                                 170          191,692
Sumitomo Mitsui Banking Corp. (Japan)
  5.625%, 10/15/15(a)(b)                            573          583,951
Suntrust Bank
  Series CD
  3.46%, 6/02/09(a)                                 591          591,839
The Huntington National Bank
  Series BKNT
  4.375%, 1/15/10(a)                                517          515,656
UFJ Finance Aruba AEC (Aruba)
  6.75%, 7/15/13(a)                               1,913        2,143,595
Wells Fargo & Co.
  4.20%, 1/15/10(a)                               1,808        1,796,192
                                                             ------------
                                                              24,352,941

Broadcasting/Media-0.8%
News America, Inc.
  6.55%, 3/15/33(a)                               1,403        1,519,359
Time Warner Entertainment Co.
  8.375%, 3/15/23(a)                              2,050        2,578,886
Time Warner, Inc.
  6.875%, 5/01/12(a)                              1,010        1,123,393


-------------------------------------------------------------------------------
76 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
WPP Finance Corp.
  (United Kingdom)
  5.875%, 6/15/14(a)                            $   886      $   939,800
                                                             ------------
                                                               6,161,438

Building/Real Estate-0.0%
iStar Financial, Inc.
  5.15%, 3/01/12(a)                                 414          410,623

Cable-0.7%
British Sky Broadcasting Group Plc
  (United Kingdom)
  6.875%, 2/23/09(a)                                489          523,849
Comcast Cable Communications, Inc.
  6.875%, 6/15/09(a)                              1,463        1,579,946
Comcast Corp.
  5.30%, 1/15/14(a)                               1,263        1,287,939
  5.50%, 3/15/11(a)                               1,597        1,654,036
Cox Communications, Inc.
  4.625%, 6/01/13(a)                                777          754,191
                                                             ------------
                                                               5,799,961

Communications-1.6%
British Telecommunications Plc (United Kingdom)
  8.375%, 12/15/10(a)                             2,721        3,195,017
Comcast Cable Communications Holdings, Inc.
  8.375%, 3/15/13(a)                                940        1,135,802
  9.455%, 11/15/22(a)                               651          910,381
Deutsche Telekom International Finance BV
  (Netherlands)
  8.00%, 6/15/10(a)                                 980        1,126,945
SBC Communications, Inc.
  5.625%, 6/15/16(a)                              1,620        1,706,597
  5.875%, 2/01/12(a)                              1,346        1,435,033
Sprint Capital Corp.
  8.375%, 3/15/12(a)                              3,219        3,843,773
                                                             ------------
                                                              13,353,548

Communications - Mobile-1.1%
Cingular Wireless LLC
  5.625%, 12/15/06(a)                             1,644        1,668,294
New Cingular Wireless Services, Inc.
  7.35%, 3/01/06(a)                               1,050        1,066,682
  8.75%, 3/01/31(a)                               2,534        3,557,832
Telus Corp. (Canada)
  7.50%, 6/01/07(a)                               1,714        1,801,592
Verizon Global Funding Corp.
  7.375%, 9/01/12(a)                                584          676,601
                                                             ------------
                                                               8,771,001


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 77


                                              Principal
                                                 Amount
                                                  (000)    U.S. $ Value
-------------------------------------------------------------------------------
Conglomerate/Miscellaneous-0.3%
Hutchison Whampoa International, Ltd.
  (Cayman Islands)
  7.45%, 11/24/33(a)(b)                         $ 1,849     $  2,185,960

Consumer Manufacturing-0.3%
Fortune Brands, Inc.
  2.875%, 12/01/06(a)                               902          885,123
Textron Financial Corp.
  4.125%, 3/03/08(a)                              1,315        1,306,886
                                                             ------------
                                                               2,192,009

Energy-1.4%
Amerada Hess Corp.
  6.65%, 8/15/11(a)                               2,535        2,790,155
  7.125%, 3/15/33(a)                                529          631,411
  7.30%, 8/15/31(a)                               1,160        1,406,169
  7.875%, 10/01/29(a)                               628          802,697
Conoco, Inc.
  6.95%, 4/15/29(a)                               1,182        1,493,456
Duke Energy Field Services Corp.
  7.875%, 8/16/10(a)                                506          578,188
Enterprise Products Operating L.P.
  Series B
  5.60%, 10/15/14(a)                                808          828,218
Valero Energy Corp.
  6.875%, 4/15/12(a)                              1,493        1,672,855
  7.50%, 4/15/32(a)                                 585          732,054
                                                             ------------
                                                              10,935,203

Financial-7.1%
American General Finance Corp.
  4.625%, 5/15/09(a)                              2,620        2,617,231
Berkshire Hathaway Finance Corp.
  4.20%, 12/15/10(a)                              1,656        1,636,287
Boeing Capital Corp.
  4.75%, 8/25/08(a)                                 645          653,186
  6.50%, 2/15/12(a)                                 205          227,967
Capital One Bank
  6.50%, 6/13/13(a)                               1,996        2,196,750
Capital One Financial Corp.
  4.80%, 2/21/12(a)                                 665          662,869
CBA Capital Trust I
  5.805%, 12/30/49(a)(b)                            466          492,562
CIT Group, Inc.
  4.022%, 5/18/07(a)                                466          467,297
  7.75%, 4/02/12(a)                               3,143        3,671,982
Citigroup, Inc.
  3.51%, 6/09/09(a)                                 421          421,809
  4.625%, 8/03/10(a)                              2,357        2,376,758
  5.00%, 9/15/14(a)                               1,325        1,347,700


-------------------------------------------------------------------------------
78 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Countrywide Home Loans, Inc.
  4.00%, 3/22/11(a)                             $ 1,847     $  1,786,064
  4.25%, 12/19/07(a)                              1,855        1,850,023
Credit Suisse First Boston USA, Inc.
  4.125%, 1/15/10(a)                              1,265        1,247,954
  5.50%, 8/15/13(a)                               1,117        1,171,197
General Electric Capital Corp.
  3.50%, 6/22/07(a)                               3,448        3,451,451
  4.00%, 2/17/09(a)                               4,160        4,107,492
  4.375%, 11/21/11(a)                             1,213        1,203,858
  6.75%, 3/15/32(a)                               4,179        5,098,472
HSBC Finance Corp.
  6.50%, 11/15/08(a)                              2,426        2,576,839
  7.00%, 5/15/12(a)                                 440          496,792
iStar Financial, Inc.
  6.00%, 12/15/10(a)                                715          745,534
MBNA Corp.
  4.625%, 9/15/08(a)                              1,362        1,373,967
Merrill Lynch & Co., Inc.
  4.79%, 8/04/10(a)                               4,212        4,253,977
Resona Preferred Global Securities
  (Cayman Islands)
  7.191%, 7/30/15(a)(b)                             949        1,004,271
SLM Corp.
  4.50%, 7/26/10(a)                               2,144        2,149,188
  5.05%, 11/14/14(a)                                784          803,028
The Goldman Sachs Group, Inc.
  4.75%, 7/15/13(a)                               1,016        1,009,789
  5.125%, 1/15/15(a)                                828          840,948
Washington Mutual Finance Corp.
  6.875%, 5/15/11(a)                              3,217        3,587,328
Washington Mutual, Inc.
  4.375%, 1/15/08(a)                              2,185        2,184,657
                                                             ------------
                                                              57,715,227

Food/Beverage-1.3%
General Mills, Inc.
  5.125%, 2/15/07(a)                              3,345        3,381,139
Kraft Foods, Inc.
  4.125%, 11/12/09(a)                             3,245        3,203,759
  5.25%, 10/01/13(a)                              1,723        1,787,142
The Pepsi Bottling Group, Inc.
  Series B
  7.00%, 3/01/29(a)                               1,442        1,819,219
                                                             ------------
                                                              10,191,259

Health Care-1.0%
Aetna, Inc.
  7.375%, 3/01/06(a)                              1,845        1,871,544
Humana, Inc.
  6.30%, 8/01/18(a)                               1,094        1,198,463


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 79


                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
WellPoint, Inc.
  3.50%, 9/01/07(a)                             $ 2,200     $  2,162,736
  3.75%, 12/14/07(a)                                412          405,450
  4.25%, 12/15/09(a)                              2,555        2,533,198
                                                             ------------
                                                               8,171,391

Industrial-0.4%
Tyco International Group SA (Luxembourg)
  6.375%, 10/15/11(a)                             2,767        3,018,304

Insurance-1.1%
Assurant, Inc.
  5.625%, 2/15/14(a)                              1,028        1,079,496
Liberty Mutual Group
  5.75%, 3/15/14(a)(b)                              993          995,632
Mangrove Bay PassThru Trust
  6.102%, 7/15/33(a)(b)                           1,546        1,575,003
Metlife, Inc.
  5.00%, 11/24/13(a)                              1,107        1,130,504
Royal & Sun Alliance Insurance Group Plc
  (United Kingdom)
  8.95%, 10/15/29(a)                              1,108        1,467,767
Zurich Capital Trust I
  8.376%, 6/01/37(a)(b)                           2,541        2,815,626
                                                             ------------
                                                               9,064,028

Metals/Mining-0.1%
Ispat Inland ULC (Canada)
  9.75%, 4/01/14(a)                                 602          704,340

Paper/Packaging-0.7%
International Paper Co.
  5.30%, 4/01/15(a)                               1,395        1,410,597
Packaging Corp. of America
  5.75%, 8/01/13(a)                               1,724        1,712,101
Weyerhaeuser Co.
  5.95%, 11/01/08(a)                              1,083        1,131,276
  7.375%, 3/15/32(a)                              1,171        1,384,198
                                                             ------------
                                                               5,638,172

Petroleum Products-0.0%
Tengizchevroil Finance Co. (Kazakhstan)
  6.124%, 11/15/14(a)(b)                            380          391,400

Public Utilities - Electric & Gas-2.4%
Alabama Power Capital Trust V
  5.50%, 10/01/42(a)                                700          717,424
Carolina Power & Light Co.
  6.50%, 7/15/12(a)                               1,805        1,988,251
CE Electric UK Funding Co. (United Kingdom)
  6.995%, 12/30/07(a)(b)                            700          728,928


-------------------------------------------------------------------------------
80 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Consumers Energy Co.
  4.25%, 4/15/08(a)                             $   734       $  729,252
Duke Capital LLC
  5.668%, 8/15/14(a)                                900          937,111
  8.00%, 10/01/19(a)                                884        1,097,482
FirstEnergy Corp.
  6.45%, 11/15/11(a)                                825          893,563
  7.375%, 11/15/31(a)                             2,621        3,210,440
MidAmerican Energy Holdings Co.
  5.875%, 10/01/12(a)                               933          988,649
NiSource Finance Corp.
  7.875%, 11/15/10(a)                               856          976,735
Pacific Gas & Electric Co.
  6.05%, 3/01/34(a)                               1,899        2,077,755
Progress Energy, Inc.
  7.10%, 3/01/11(a)                               1,222        1,348,903
Public Service Co. of Colorado
  7.875%, 10/01/12(a)                               874        1,049,889
SPI Electricity & Gas Australia Holdings Pty Ltd.
  (Australia)
  6.15%, 11/15/13(a)(b)                           1,447        1,586,424
Xcel Energy, Inc.
  7.00%, 12/01/10(a)                              1,110        1,230,758
                                                             ------------
                                                              19,561,564

Public Utilities - Telephone-0.7%
Telecom Italia Capital (Italy)
  4.00%, 1/15/10(a)(b)                            2,995        2,916,091
  6.375%, 11/15/33(a)                             1,840        1,980,716
Verizon, Inc.
  6.125%, 1/15/13(a)                                535          574,802
                                                             ------------
                                                               5,471,609

Service-0.3%
Pershing Road Development Co. LLC
  3.73%, 9/01/26(a)(b)                            1,143        1,143,000
Waste Management, Inc.
  6.875%, 5/15/09(a)                              1,435        1,545,864
                                                             ------------
                                                               2,688,864

Supermarket/Drug-0.3%
Safeway, Inc.
  4.80%, 7/16/07(a)                                 620          622,565
  5.625%, 8/15/14(a)                                495          513,489
  6.50%, 3/01/11(a)                               1,138        1,220,139
                                                             ------------
                                                               2,356,193


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 81


                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Technology-0.2%
IBM Corp.
  4.375%, 6/01/09(a)                            $   455      $   457,309
Motorola, Inc.
  7.625%, 11/15/10(a)                               915        1,056,789
                                                             ------------
                                                               1,514,098

Total Corporate Debt Obligations
  (cost $203,920,135)                                        206,534,778

COMMERCIAL MORTGAGE BACKED SECURITIES-9.0%
Banc of America Commercial Mortgage, Inc.
  Series 2004-1 Cl.A2, 4.037%, 11/10/39(a)        1,106        1,085,981
  Series 2004-4 Cl.A3, 4.128%, 7/10/42(a)         1,035        1,023,708
  Series 2004-6 Cl.A2, 4.161%, 12/10/42(a)        3,865        3,821,325
  Series 2004-1 Cl.A4, 4.76%, 11/10/39(a)         2,134        2,149,258
  Series 2005-1 Cl.A3, 4.877%, 11/10/42(a)        5,346        5,431,376
  Series 2004-3 Cl.A5, 5.482%, 6/10/39(a)         4,635        4,894,236
Bear Stearns Commercial Mortgage
  Securities, Inc.
  Series 2005-T18 Cl.A4, 4.933%, 2/13/42(a)       4,235        4,319,827
  Series 2005-PWR7 Cl.A3, 5.116%,
    2/11/41(a)                                    2,500        2,589,246
CS First Boston Mortgage Securities Corp.
  Series 2003-CK2 Cl.A2, 3.861%, 3/15/36(a)         899          885,335
  Series 2004-C5 Cl.A2, 4.183%, 11/15/37(a)       1,154        1,140,937
  Series 2005-C1 Cl.A4, 5.014%, 2/15/38(a)        1,516        1,555,249
GE Capital Commercial Mortgage Corp.
  Series 2005-C3 Cl.A3FX, 4.863%, 7/10/45(a)      3,265        3,314,758
  Series 2004-C3 Cl.A4, 5.189%, 7/10/39(a)        1,143        1,181,748
Greenwich Capital Commercial Funding Corp.
  Series 2003-C1 Cl.A4, 4.111%, 7/05/35(a)        1,102        1,069,061
  Series 2005-GG3 Cl.A2, 4.305%, 8/10/42(a)       1,823        1,813,193
JP Morgan Chase Commercial Mortgage
  Securities
  Series 2004-C1 Cl.A2, 4.302%, 1/15/38(a)        1,720        1,699,928
  Series 2005-LDP1 Cl.A2, 4.625%, 3/15/46(a)      4,953        4,977,468
  Series 2005-LDP3 Cl.A2, 4.851%, 8/15/42(a)      2,810        2,849,003
  Series 2005-LDP1 Cl.A4, 5.038%, 3/15/46(a)      1,846        1,894,328
LB-UBS Commercial Mortgage Trust
  Series 2004-C7 Cl.A2, 3.992%, 10/15/29(a)       3,480        3,424,459
  Series 2004-C8 Cl.A2, 4.201%, 12/15/29(a)       1,084        1,074,916
  Series 2005-C1 Cl.A4, 4.742%, 2/15/30(a)        4,209        4,242,125
Merrill Lynch Mortgage Trust
  Series 2004-KEY2 Cl.A2, 4.166%, 8/12/39(a)      2,867        2,829,586
  Series 2005-MKB2 Cl.A2, 4.806%,
    9/12/42(a)                                    2,230        2,256,336
Morgan Stanley Capital I
  Series 2004-T13 Cl.A2, 3.94%, 9/13/45(a)        4,565        4,470,733
  Series 2005-HQ5 Cl.A4, 5.168%, 1/14/42(a)       5,186        5,380,734


-------------------------------------------------------------------------------
82 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Residential Funding Mortgage Securities II
  Series 2005-HI2 Cl.A3
  4.46%, 5/25/35(a)                             $ 1,490     $  1,478,780

Total Commercial Mortgage Backed Securities
  (cost $72,021,680)                                          72,853,634

SOVEREIGN DEBT SECURITIES-5.7%
France (Government of)
  5.00%, 4/25/12(a)                              11,974       16,750,113
Russian Federation
  5.00%, 3/31/30(a)                               3,986        4,550,019
Sweden (Kingdom of)
  Series 1043
  5.00%, 1/28/09(a)                             115,360       16,568,013
United Mexican States
  Series MI10, 8.00%, 12/19/13(a)                21,906        1,922,595
  Series M 20, 10.00%, 12/05/24(a)               61,922        6,192,200

Total Sovereign Debt Securities
  (cost $45,311,254)                                          45,982,940

ASSET BACKED SECURITIES-3.4%
Aegis Asset Backed Securities Trust
  Series 2004-3 Cl.A2A
  3.84%, 9/25/34(a)                               1,079        1,079,164
American Express Credit Account Master Trust
  Series 2005-1 Cl.A
  3.60%, 10/15/12(a)                              1,298        1,296,949
Asset Backed Funding Certificates
  Series 2003-WF1 Cl.A2
  4.21%, 12/25/32(a)                              1,983        1,992,333
Bank One Issuance Trust
  Series 2004-A4 Cl.A4
  3.61%, 2/16/10(a)                               1,343        1,343,698
Bear Stearns Asset Backed Securities, Inc.
  Series 2005-SD1 Cl.1A1
  3.79%, 4/25/22(a)                                 786          786,065
Capital Auto Receivables Asset Trust
  Series 2005-SN1A Cl.A3A
  4.10%, 6/15/08(a)                               1,620        1,612,208
Centex Home Equity
  Series 2003-C Cl.AV
  3.94%, 9/25/33(a)                                 107          107,447
Citibank Credit Card Issuance Trust
  Series 2004-A8 Cl.A8
  4.90%, 12/12/16(a)                              3,905        3,988,606
Citibank Omni Master Trust
  Series 1996-5 Cl.A
  3.80%, 12/16/11(a)                              2,068        2,073,501


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 83


                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Citifinancial Mortgage Securities, Inc.
  Series 2003-1 Cl.AFPT
  3.36%, 1/25/33(a)                             $ 1,312       $1,272,881
Countrywide Home Loans
  Series 2003-49 Cl.A1
  1.64%, 12/19/33(a)                                118          117,974
Discover Card Master Trust I
  Series 2004-1 Cl.A
  3.60%, 4/16/10(a)                               1,557        1,557,249
Equity One ABS, Inc.
  Series 2004-3 Cl.AF1
  3.80%, 7/25/34(a)                                 206          206,221
MBNA Credit Card Master Note Trust
  Series 2001-A5 Cl.A5
  3.78%, 3/15/11(a)                               4,021        4,044,885
Merrill Lynch Mortgage Investors, Inc.
  Series 2004-SL1 Cl.A
  3.90%, 4/25/35(a)                                  95           95,215
Morgan Stanley ABS Capital I
  Series 2005-WMC1 Cl.A2A, 3.74%,
    1/25/35(a)                                      721          720,645
  Series 2004-HE4 Cl.A3, 3.84%, 5/25/34(a)          485          484,687
Novastar Home Equity Loan
  Series 2001-1 Cl.A1
  3.921%, 7/25/31(a)                              1,565        1,565,835
RAAC Series
  Series 2004-SP1 Cl.AI1
  3.82%, 6/25/13(a)                                 134          133,673
Residential Asset Mortgage Products, Inc.
  Series 2004-RS6 Cl.AI1
  3.79%, 8/25/22(a)                                  81           81,232
Residential Asset Securities Corp.
  Series 2004-K57 Cl.AI1, 3.79%, 10/25/21(a)        228          228,194
  Series 2002-K57 Cl.A2, 4.01%, 11/25/32(a)         413          414,173
Residential Funding Mortgage Securities, Inc.
  Series 2004-HS2 Cl.AI1
  3.79%, 12/25/18(a)                                172          171,582
SLM Student Loan Trust
  Series 2003-C Cl.A1
  3.51%, 9/15/16(a)                               1,355        1,356,486
Structured Asset Investment Loan Trust
  Series 2004-5 Cl.A2
  3.82%, 5/25/34(a)                                 596          596,328

Total Asset Backed Securities
  (cost $27,318,987)                                          27,327,231


-------------------------------------------------------------------------------
84 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                               Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-0.3%
Fannie Mae Grantor Trust
  Series 2005-T3 Cl.A1A
  3.6813%, 7/25/35(a)                           $ 1,184     $  1,184,432
Washington Mutual
  Series 2005-AR2 Cl.2A22
  3.86%, 1/25/45(a)                               1,319        1,319,223

Total Collateralized Mortgage Obligations
  (cost $2,501,556)                                            2,503,655

SHORT-TERM INVESTMENTS-41.7%
U.S. Government & Government Sponsored
  Agency Obligations-38.0%
Federal Home Loan Bank
  Zero coupon, 11/14/05                         161,585      160,389,271
Federal Home Loan Mortgage Corporation
  Zero coupon, 9/20/05                           32,436       32,379,507
  Zero coupon, 10/13/05                          78,025       77,706,398
Federal National Mortgage Association
  Zero coupon, 9/14/05                           35,747       35,704,918
                                                             ------------
                                                             306,180,094

Time Deposit-3.7%
State Street Euro Dollar
  2.85%, 9/01/05                                 30,040       30,040,000

Total Short-Term Investments
  (cost $336,220,094)                                        336,220,094

Total Investments-132.9%
  (cost $1,064,270,837)                                    1,072,727,696
Other assets less liabilities-(32.9%)                       (265,662,342)
                                                           --------------
Net Assets-100%                                            $ 807,065,354


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 85


CREDIT DEFAULT SWAP CONTRACT (see Note C)

                           Notional
 Swap Counterparty &        Amount      Interest    Termination    Unrealized
Referenced Obligation        (000)        Rate          Date      Appreciation
---------------------      ---------    --------     ----------   ------------
Buy Contracts

JP Morgan Chase
Dow Jones High Volume
0.40%, 06/30/10              14,000        0.90%       6/30/10       $35,492


FINANCIAL FUTURES CONTRACTS (see Note C)

                                                                  Value at       Unrealized
               Number of            Expiration      Original     August 31,   Appreciation/
Type           Contracts                 Month         Value          2005   (Depreciation)
-----------    ----------       --------------  ------------  ------------   --------------
Purchased
Contracts
Germany Federal
Republic Bonds
10 Yr Future         133        September 2005  $ 20,135,068  $ 20,337,972        $ 202,904

Japan Government
Bonds
10 Yr Future          13        September 2005    16,255,992    16,397,687          141,695

Sold Contracts
U.S. T-Note
10 Yr Future         297         December 2005    32,919,679    33,287,203         (367,524)
                                                                                  ---------
                                                                                  $ (22,925)
                                                                                  ---------


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note C)

                                        U.S. $
                           Contract   Value on        U.S. $        Unrealized
                            Amount   Origination     Current       Appreciation/
                             (000)       Date         Value       (Depreciation)
                           ---------  ----------  -------------    ------------
Sale Contracts
Euro Currency
  Settling 9/26/05           13,743 $ 16,799,055  $ 16,973,923       $(174,868)
Mexican Peso
  Settling 9/19/05           85,006    7,834,121     7,875,799         (41,678)
Swedish Krona
  Settling 9/10/05          128,278   17,125,061    16,995,113         129,948


(a) Positions, or portion thereof, with an aggregate market value of $462,429,997 have been segregated to collateralize open forward exchange currency contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to quailified institutional buyers. At August 31, 2005, the aggregate market value of these securities amounted to $17,567,451 or 2.2% of net assets.

     Glossary:

     TBA - (To be Assigned) - Securities are purchased on a forward commitment with an appropriate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

     See notes to financial statements.


86 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


INFLATION PROTECTED SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005

Inflation Protected Securities Portfolio--Portfolio of Investments

                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-94.4%
U.S. Treasury Notes-93.2%
  0.875%, 4/15/10                                     $ 25,667     $25,064,171
  1.625%, 1/15/15                                        8,027       8,016,848
  1.875%, 7/15/13                                       26,024      26,594,733
  2.00%, 7/15/14                                        42,269      43,624,480
  3.00%, 7/15/12                                        30,916      33,832,633
  3.375%, 1/15/07-1/15/12                               26,000      28,387,070
  3.50%, 1/15/11                                        22,859      25,288,292
  3.625%, 1/15/08                                       17,866      18,947,062
  3.875%, 1/15/09                                       22,604      24,578,756
  4.25%, 1/15/10                                         9,774      10,968,528
                                                                   ------------
                                                                   245,302,573
U.S. Treasury Bonds-1.2%
  3.625%, 4/15/28                                        2,453       3,260,884

Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $244,960,374)                                              248,563,457

SHORT-TERM INVESTMENT-5.2%
Time Deposit-5.2%
State Street Euro Dollar
  2.85%, 9/01/05
  (cost $13,638,000)                                    13,638      13,638,000
Total Investments-99.6%
  (cost $258,598,374)                                              262,201,457
Other assets less liabilities-0.4%                                     926,380
                                                                  -------------
Net Assets-100%                                                   $263,127,837


See notes to financial statements.

ALLIANCEBERNSTEIN INFLATION PROTECTED SECURITIES PORTFOLIO o 87


HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2005

                                                      Principal
                                                         Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-95.9%
Aerospace/Defense-1.5%
DRS Technologies, Inc.
  6.875%, 11/01/13(a)                                   $  926        $937,575
L-3 Communications Corp.
  5.875%, 1/15/15(a)                                       978         965,775
Sequa Corp.
  9.00%, 8/01/09(a)                                        601         658,095
TransDigm, Inc.
  8.375%, 7/15/11(a)                                     1,308       1,386,480
                                                                   ------------
                                                                     3,947,925
Automotive-3.3%
Affinia Group, Inc.
  9.00%, 11/30/14(a)(b)                                     45          37,125
Asbury Automotive Group, Inc.
  8.00%, 3/15/14(a)                                         60          59,550
Delphi Corp.
  7.125%, 5/01/29(a)                                       915         640,500
Ford Motor Co.
  7.45%, 7/16/31(a)                                        865         691,680
Ford Motor Credit Co.
  4.95%, 1/15/08(a)                                        993         955,188
General Motors Acceptance Corp.
  6.875%, 9/15/11(a)                                     1,355       1,283,162
General Motors Corp.
  7.34%, 3/15/36(a)(c)                                   1,906         514,620
HLI Operating Co., Inc.
  10.50%, 6/15/10(a)                                       948         943,260
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13(a)                                     1,261       1,279,915
TRW Automotive, Inc.
  9.375%, 2/15/13(a)                                       667         740,370
  11.00%, 2/15/13(a)                                       490         563,500
United Auto Group, Inc.
  9.625%, 3/15/12(a)                                       797         855,779
                                                                   ------------
                                                                     8,564,649
Broadcasting/Media-1.3%
Allbritton Communications Co.
  7.75%, 12/15/12(a)                                     1,336       1,344,350
Central European Media Enterprises, Ltd.
  (Bermuda)
  8.25%, 5/15/12(a)(b)                                     398         532,749
Corus Entertainment, Inc. (Canada)
  8.75%, 3/01/12(a)                                        775         833,125
Emmis Communications Corp.
  Cl.A
  9.31%, 6/15/12(a)                                        409         414,112


88 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                      Principal
                                                         Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Paxson Communications Corp.
  12.25%, 1/15/09(a)(c)                                 $  255        $246,713
                                                                   ------------
                                                                     3,371,049
Building/Real Estate-3.0%
Associated Materials, Inc.
  11.25%, 3/01/14(a)                                     1,385         810,225
D.R. Horton, Inc.
  4.875%, 1/15/10(a)                                       100          98,420
  6.875%, 5/01/13(a)                                       917         979,061
KB HOME
  6.375%, 8/15/11(a)                                       100         102,277
M/I Homes, Inc.
  6.875%, 4/01/12(a)(b)                                  1,102       1,052,410
Meritage Homes Corp.
  6.25%, 3/15/15(a)                                      1,528       1,430,590
Schuler Homes, Inc.
  Cl.A
  10.50%, 7/15/11(a)                                       882         960,277
WCI Communities, Inc.
  6.625%, 3/15/15(a)                                       868         792,050
William Lyon Homes, Inc.
  10.75%, 4/01/13(a)                                     1,445       1,589,500
                                                                   ------------
                                                                     7,814,810
Cable-8.6%
Cablevision Systems Corp.
  Series B
  8.00%, 4/15/12(a)                                      1,817       1,805,644
Charter Communications Holdings
  11.75%, 5/15/11(a)(c)                                  7,067       4,787,892
CSC Holdings, Inc.
  6.75%, 4/15/12(a)(b)                                   2,015       1,929,362
DirectTV Holdings LLC
  6.375%, 6/15/15(a)(b)                                  1,281       1,277,798
EchoStar DBS Corp.
  6.375%, 10/01/11(a)                                      780         775,125
Inmarsat Finance Plc (United Kingdom)
  7.625%, 6/30/12(a)                                     1,200       1,261,500
  10.375%, 11/15/12(a)(c)                                1,037         852,932
Innova S. de R.L. (Mexico)
  9.375%, 9/19/13(a)                                     1,578       1,791,030
Insight Communications Co., Inc.
  12.25%, 2/15/11(a)(c)                                    565         579,831
Insight Midwest LP
  9.75%, 10/01/09(a)                                       830         860,088
Intelsat Bermuda Ltd. (Bermuda)
  8.625%, 1/15/15(a)(b)                                  1,289       1,337,337
  8.695%, 1/15/12(a)(b)                                    331         336,793


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 89


                                                      Principal
                                                         Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
PanAmSat Corp.
  9.00%, 8/15/14(a)                                     $  930        $978,825
PanAmSat Holding Corp.
  10.375%, 11/01/14(a)(c)                                3,434       2,360,875
Rogers Cable, Inc. (Canada)
  6.75%, 3/15/15(a)                                      1,247       1,275,058
                                                                   ------------
                                                                    22,210,090
Chemicals-3.7%
Borden US Finance Corp.
  9.00%, 7/15/14(a)(b)                                     890         921,150
Equistar Chemicals L.P.
  10.125%, 9/01/08(a)                                    1,082       1,184,790
  10.625%, 5/01/11(a)                                      623         691,530
Huntsman Advanced Materials LLC
  11.00%, 7/15/10(a)                                       922       1,046,470
Huntsman International LLC
  9.875%, 3/01/09(a)                                        80          85,200
Huntsman LLC
  11.50%, 7/15/12(a)                                       801         939,172
Nell AF SARL (Luxembourg)
  8.375%, 8/15/15(a)(b)                                  2,460       2,487,675
Quality Distribution LLC
  9.00%, 11/15/10(a)                                     1,828       1,681,760
Westlake Chemical Corp.
  8.75%, 7/15/11(a)                                        556         603,260
                                                                   ------------
                                                                     9,641,007
Communications - Fixed-6.8%
Cincinnati Bell, Inc.
  7.00%, 2/15/15(a)                                        728         713,440
  8.375%, 1/15/14(a)                                     1,036       1,046,360
Citizens Communications Co.
  6.25%, 1/15/13(a)                                      1,427       1,378,839
Eircom Funding (Ireland)
  8.25%, 8/15/13(a)                                      1,228       1,320,100
Hawaiian Telcom Communications, Inc.
  9.75%, 5/01/13(a)(b)                                     785         826,212
  12.50%, 5/01/15(a)(b)                                    743         783,865
Kyivstar (Ukraine)
  7.75%, 4/27/12(a)(b)                                     375         386,719
  10.375%, 8/17/09(a)(b)                                 2,367       2,655,774
MCI, Inc.
  6.688%, 5/01/09(a)                                       755         785,200
Qwest Capital Funding, Inc.
  7.25%, 2/15/11(a)                                      2,079       1,990,642
Qwest Communications International, Inc.
  7.50%, 2/15/14(a)                                         50          48,000
Qwest Corp.
  8.875%, 3/15/12(a)                                       100         109,250
Qwest Services Corp.
  13.50%, 12/15/10(a)                                    2,684       3,093,310


90 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                      Principal
                                                         Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Time Warner Telecom, Inc.
  Cl.A
  10.125%, 2/01/11(a)                                   $  903        $927,833
Valor Telecom Enterprise
  7.75%, 2/15/15(a)(b)                                   1,449       1,423,642
                                                                   ------------
                                                                    17,489,186
Communications - Mobile-4.8%
Digicel, Ltd. (Jamaica)
  9.25%, 9/01/12(a)(b)                                   1,477       1,543,465
Mobifon Holdings BV (Netherlands)
  12.50%, 7/31/10(a)                                     2,559       3,096,390
Mobile Telesystems Finance SA (Luxembourg)
  8.00%, 1/28/12(a)(b)                                   1,358       1,451,362
Nextel Communications, Inc.
  Series F Cl.A 5.95%, 3/15/14(a)                          668         694,027
  Series E Cl.A 6.875%, 10/31/13(a)                      1,331       1,425,598
Nextel Partners, Inc.
  8.125%, 7/01/11(a)                                        65          70,606
Rogers Wireless Communications, Inc. (Canada)
  7.25%, 12/15/12(a)                                       946       1,014,585
Rogers Wireless, Inc. (Canada)
  7.50%, 3/15/15(a)                                      1,225       1,339,844
Rural Cellular Corp.
  9.75%, 1/15/10(a)                                      1,331       1,347,638
Triton PCS, Inc.
  8.75%, 11/15/11(a)                                       449         370,425
                                                                   ------------
                                                                    12,353,940
Consumer Manufacturing-2.4%
Acco Brands Corp.
  7.625%, 8/15/15(a)(b)                                  1,225       1,228,063
Broder Brothers
  Series B
  11.25%, 10/15/10(a)                                      952         928,200
Jostens IH Corp.
  7.625%, 10/01/12(a)                                    1,243       1,277,182
Levi Strauss & Co.
  8.25%, 4/01/12(a)                                        978         982,890
North Atlantic Holding, Inc.
  12.25%, 3/01/14(a)(c)                                  1,190         315,350
Playtex Products, Inc.
  8.00%, 3/01/11(a)                                        967       1,029,855
Quicksilver, Inc.
  6.875%, 4/15/15(a)(b)                                    340         339,575
                                                                   ------------
                                                                     6,101,115
Diversified Media-4.9%
American Media Operations, Inc.
  8.875%, 1/15/11(a)                                     1,242       1,155,060
  10.25%, 5/01/09(a)                                        85          85,531


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 91

                                                      Principal
                                                         Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Dex Media East LLC
  9.875%, 11/15/09(a)                                   $   25         $27,281
  12.125%, 11/15/12(a)                                     641         757,983
Dex Media West LLC Series B
  8.50%, 8/15/10(a)                                        444         480,075
  9.875%, 8/15/13(a)                                     1,316       1,488,725
Dex Media, Inc.
  8.00%, 11/15/13(a)                                     1,432       1,521,500
Lamar Media Corp.
  6.625%, 8/15/15(a)(b)                                    665         678,300
PRIMEDIA, Inc.
  8.00%, 5/15/13(a)                                        756         771,120
  8.875%, 5/15/11(a)                                       376         393,860
Rainbow National Services LLC
  8.75%, 9/01/12(a)(b)                                   1,049       1,142,099
  10.375%, 9/01/14(a)(b)                                   999       1,138,860
WDAC Subsidiary Corp.
  8.375%, 12/01/14(a)(b)                                 1,812       1,778,025
WMG Holdings Corp.
  9.50%, 12/15/14(a)(b)(c)                               1,896       1,336,680
                                                                   ------------
                                                                    12,755,099
Energy-3.9%
Amerada Hess Corp.
  7.30%, 8/15/31(a)                                      1,283       1,555,272
Chesapeake Energy Corp.
  7.75%, 1/15/15(a)                                        769         826,675
El Paso Corp.
  7.75%, 1/15/32(a)                                        825         833,250
Grant Prideco, Inc.
  6.125%, 8/15/15(a)(b)                                    561         568,013
Hilcorp Energy
  10.50%, 9/01/10(a)(b)                                  1,887       2,094,570
Kerr-Mcgee Corp.
  6.875%, 9/15/11(a)                                     1,474       1,599,728
Premcor Refining Group, Inc.
  9.50%, 2/01/13(a)                                        785         892,937
Pride International, Inc.
  7.375%, 7/15/14(a)                                     1,079       1,170,715
Star Gas Partners L.P.
  10.25%, 2/15/13(a)                                       510         453,900
                                                                   ------------
                                                                     9,995,060
Entertainment/Leisure-1.8%
Gaylord Entertainment Co.
  8.00%, 11/15/13(a)                                     1,057       1,120,420
NCL Corp. (Bermuda)
  10.625%, 7/15/14(a)(b)                                 1,417       1,505,562
Royal Caribbean Cruises, Ltd. (Liberia)
  8.75%, 2/02/11(a)                                        846         961,268


92 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                      Principal
                                                         Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Universal City Development Partners
  11.75%, 4/01/10(a)                                    $  913      $1,036,255
Universal City Florida Holdings Co.
  8.375%, 5/01/10(a)                                        30          31,575
                                                                   ------------
                                                                     4,655,080
Financial-4.4%
Crum & Forster Holdings Corp.
  10.375%, 6/15/13(a)                                      675         745,875
Fairfax Financial Holdings, Ltd. (Canada)
  7.375%, 4/15/18(a)                                     1,494       1,359,540
  7.75%, 4/26/12-7/15/37                                 1,680       1,640,700
  8.25%, 10/01/15(a)                                       216         213,840
Iridium Capital Corp.
  13.00%, 7/15/15(a)(d)                                  5,632       1,112,320
Liberty Mutual Group
  5.75%, 3/15/14(a)(b)                                   1,450       1,453,844
Markel Capital Trust I
  Series B
  8.71%, 1/01/46(a)                                      1,228       1,354,792
Navistar International Corp.
  6.25%, 3/01/12(a)                                        980         940,800
PXRE Capital Trust I
  8.85%, 2/01/27(a)                                      1,262       1,318,790
Royal & Sun Alliance Insurance Group Plc
  (United Kingdom)
  8.95%, 10/15/29(a)                                       985       1,304,829
                                                                   ------------
                                                                    11,445,330
Food/Beverage-0.8%
Del Monte Corp.
  8.625%, 12/15/12(a)                                      105         113,925
Dole Food Co., Inc.
  8.625%, 5/01/09(a)                                        50          53,125
  8.875%, 3/15/11(a)                                       477         508,005
Domino's, Inc.
  8.25%, 7/01/11(a)                                        519         555,330
Foodcorp, Ltd. (South Africa)
  8.875%, 6/15/12(a)(b)                                    628         819,312
Sbarro, Inc.
  11.00%, 9/15/09(a)                                        95          96,188
                                                                   ------------
                                                                     2,145,885
Gaming-4.7%
Ameristar Casinos, Inc.
  10.75%, 2/15/09(a)                                       636         686,880
Argosy Gaming Co.
  9.00%, 9/01/11(a)                                        655         712,313
Boyd Gaming Corp.
  7.75%, 12/15/12(a)                                       587         625,155
Caesars Entertainment, Inc.
  7.875%, 3/15/10(a)                                       140         153,475


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 93

                                                      Principal
                                                         Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Harrah's Operating Co., Inc.
  7.875%, 12/15/05(a)                                   $   45         $45,338
Mandalay Resort Group
  Series B
  10.25%, 8/01/07(a)                                       135         146,306
MGM MIRAGE
  6.625%, 7/15/15(a)(b)                                  1,527       1,542,270
  8.375%, 2/01/11(a)                                     1,419       1,543,162
Mohegan Tribal Gaming Authority
  7.125%, 8/15/14(a)                                     1,355       1,422,750
Penn National Gaming, Inc.
  6.875%, 12/01/11(a)                                    1,146       1,157,460
Riviera Holdings Corp.
  11.00%, 6/15/10(a)                                     1,416       1,543,440
Seneca Gaming Corp.
  7.25%, 5/01/12(a)                                      1,392       1,447,680
Turning Stone Casino Resort Enterprise
  9.125%, 12/15/10(a)(b)                                   947         996,717
                                                                   ------------
                                                                    12,022,946
Health Care-6.5%
Concentra Operating Corp.
  9.125%, 6/01/12(a)                                       469         492,450
  9.50%, 8/15/10(a)                                        553         583,415
Coventry Health Care, Inc.
  5.875%, 1/15/12(a)                                       483         495,075
  6.125%, 1/15/15(a)                                       527         545,445
DaVita, Inc.
  7.25%, 3/15/15(a)(b)                                   1,619       1,645,309
Extendicare Health Services, Inc.
  9.50%, 7/01/10(a)                                        469         503,003
Genesis HealthCare Corp.
  8.00%, 10/15/13(a)                                       415         450,794
Hanger Orthopedic Group, Inc.
  10.375%, 2/15/09(a)                                    1,308       1,334,160
HCA, Inc.
  6.375%, 1/15/15(a)                                     1,793       1,840,834
Iasis Healthcare LLC
  8.75%, 6/15/14(a)                                      1,344       1,448,160
PacifiCare Health Systems, Inc.
  10.75%, 6/01/09(a)                                     1,145       1,250,912
Select Medical Corp.
  7.625%, 2/01/15(a)                                     2,093       2,035,442
Triad Hospitals, Inc.
  7.00%, 11/15/13(a)                                     1,651       1,694,339
Universal Hospital Services, Inc.
  10.125%, 11/01/11(a)                                     744         751,440
Vanguard Health Holdings Co.
  11.25%, 10/01/15(a)(c)                                 2,185       1,622,362
                                                                   ------------
                                                                    16,693,140


94 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO

                                                      Principal
                                                         Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Hotels/Lodging-2.0%
Host Marriot L.P.
  Series G
  9.25%, 10/01/07(a)                                    $1,136      $1,215,520
Intrawest Corp. (Canada)
  7.50%, 10/15/13(a)                                        60          61,950
Kerzner International, Ltd. (Bahamas)
  8.875%, 8/15/11(a)                                        65          69,225
La Quinta Properties, Inc.
  8.875%, 3/15/11(a)                                     1,243       1,339,332
Starwood Hotels & Resorts Worldwide, Inc.
  7.875%, 5/01/12(a)                                     1,234       1,366,655
Vail Resorts, Inc.
  6.75%, 2/15/14(a)                                      1,089       1,113,503
                                                                   ------------
                                                                     5,166,185
Industrial-5.0%
AMSTED Industries, Inc.
  10.25%, 10/15/11(a)(b)                                 1,210       1,331,000
Amtrol, Inc.
  10.625%, 12/31/06(a)                                   1,437       1,293,300
Case New Holland, Inc.
  9.25%, 8/01/11(a)                                        930         990,450
Dayton Superior Corp.
  10.75%, 9/15/08(a)                                       526         531,260
  13.00%, 6/15/09(a)                                       535         457,425
FastenTech, Inc.
  11.50%, 5/01/11(a)                                     1,105       1,182,350
Goodman Global Holding Co., Inc.
  7.875%, 12/15/12(a)(b)                                 1,367       1,291,815
NMHG Holding Co.
  10.00%, 5/15/09(a)                                       760         813,200
Sensus Metering Systems, Inc.
  8.625%, 12/15/13(a)                                    1,770       1,659,375
Terex Corp.
  Series B
  10.375%, 4/01/11(a)                                      911         977,047
TriMas Corp.
  9.875%, 6/15/12(a)                                     1,253       1,071,315
Trinity Industries, Inc.
  6.50%, 3/15/14(a)                                      1,185       1,167,225
                                                                   ------------
                                                                    12,765,762
Metals/Mining-3.2%
AK Steel Corp.
  7.875%, 2/15/09(a)                                     2,345       2,280,512
Freeport-McMoRan Copper & Gold, Inc.
  10.125%, 2/01/10(a)                                      961       1,057,100
International Steel Group, Inc.
  6.50%, 4/15/14(a)                                      1,196       1,187,030
Ispat Inland ULC (Canada)
  9.75%, 4/01/14(a)                                      1,010       1,181,700


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 95


                                                      Principal
                                                         Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
JSC Severstal (Germany)
  9.25%, 4/19/14(a)                                     $1,438      $1,588,990
Mueller Group, Inc.
  10.00%, 5/01/12(a)                                       855         915,919
Peabody Energy Corp.
  Series B
  6.875%, 3/15/13(a)                                       110         114,538
                                                                   ------------
                                                                     8,325,789
Paper/Packaging-5.2%
Abitibi-Consolidated, Inc. (Canada)
  8.55%, 8/01/10(a)                                        886         905,935
Anchor Glass Container Corp.
  11.00%, 2/15/13(a)(d)                                    805         539,350
Berry Plastics Corp.
  10.75%, 7/15/12(a)                                     1,156       1,271,600
Crown European Holdings S.A. (France)
  9.50%, 3/01/11(a)                                      1,325       1,460,813
Georgia-Pacific Corp.
  8.875%, 5/15/31(a)                                       649         801,311
  9.375%, 2/01/13(a)                                     1,473       1,646,077
Graphic Packaging International Corp.
  9.50%, 8/15/13(a)                                      1,137       1,165,425
Jefferson Smurfit Corp.
  8.25%, 10/01/12(a)                                        80          79,000
NewPage Corp.
  10.00%, 5/01/12(a)(b)                                  1,312       1,318,560
Owens Brockway Glass Container
  8.875%, 2/15/09(a)                                     1,706       1,804,095
Pliant Corp.
  11.125%, 9/01/09(a)                                      383         357,147
  13.00%, 6/01/10(a)                                     1,780       1,281,600
Russell-Stanley Holdings, Inc.
  9.00%, 11/30/08(a)(b)(d)(e)                            1,134         510,300
Vitro Envases Norteamerica S.A. (Mexico)
  10.75%, 7/23/11(a)(b)                                    350         360,500
                                                                   ------------
                                                                    13,501,713
Retail-0.7%
Central European Distribution Corp.
  8.00%, 7/25/12(a)(b)                                     216         283,801
JC Penney Co., Inc.
  7.625%, 3/01/97(a)                                       620         647,900
  8.00%, 3/01/10(a)                                        876         972,499
                                                                   ------------
                                                                     1,904,200
Services-2.6%
Allied Waste North America, Inc.
  6.375%, 4/15/11(a)                                     1,603       1,544,891
  8.875%, 4/01/08(a)                                        90          94,950
H & E Equipment Services, Inc.
  11.125%, 6/15/12(a)                                    1,429       1,596,908


96 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                      Principal
                                                         Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Service Corp. International
  6.50%, 3/15/08(a)                                     $1,029      $1,041,862
  7.70%, 4/15/09(a)                                        110         115,363
United Rentals North America, Inc.
  6.50%, 2/15/12(a)                                      1,280       1,249,600
Williams Scotsman, Inc.
  9.875%, 6/01/07(a)                                     1,112       1,117,560
                                                                   ------------
                                                                     6,761,134
Supermarkets/Drugs-1.0%
Couche-Tard
  7.50%, 12/15/13(a)                                       851         891,423
Roundy's, Inc.
  Series B
  8.875%, 6/15/12(a)                                       717         763,605
Stater Bros. Holdings, Inc.
  8.125%, 6/15/12(a)                                       884         897,260
                                                                   ------------
                                                                     2,552,288
Technology-3.5%
Celestica, Inc. (Canada)
  7.875%, 7/01/11(a)                                     1,827       1,881,810
Flextronics International, Ltd. (Singapore)
  6.50%, 5/15/13(a)                                      1,039       1,057,183
Lucent Technologies, Inc.
  6.45%, 3/15/29(a)                                        425         372,937
  6.50%, 1/15/28(a)                                        855         748,125
Nortel Networks Corp. (Canada)
  6.875%, 9/01/23(a)                                       816         783,360
SCG Holding Corp.
  Zero coupon, 8/04/11(a)(b)                               285         475,091
SunGard Data Systems, Inc.
  9.125%, 8/15/13(a)(b)                                  1,814       1,904,700
Telcordia Technologies, Inc.
  10.00%, 3/15/13(a)(b)                                    740         703,000
Unisys Corp.
  6.875%, 3/15/10(a)                                     1,147       1,112,590
                                                                   ------------
                                                                     9,038,796
Transportation-0.7%
American Trans Air, Inc.
  6.99%, 4/15/16(a)(b)                                   1,290       1,122,680
Horizon Lines LLC
  9.00%, 11/01/12(a)                                       551         597,146
                                                                   ------------
                                                                     1,719,826
Utilities-9.6%
Aquila, Inc.
  11.875%, 7/01/12(a)                                      721         971,547
Calpine Corp.
  8.50%, 7/15/10(a)(b)                                   1,533       1,149,750
DPL, Inc.
  6.875%, 9/01/11(a)                                       561         614,295


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 97


                                                      Shares or
                                                      Principal
                                                         Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Dynegy Holdings, Inc.
  10.125%, 7/15/13(a)(b)                                $1,088      $1,215,840
Dynegy-Roseton Danskammer
  Series B
  7.67%, 11/08/16(a)                                     1,222       1,222,000
Enterprise Products Operating L.P.
  Series B
  5.60%, 10/15/14(a)                                     1,434       1,469,881
FirstEnergy Corp.
  Series B
  6.45%, 11/15/11(a)                                     1,615       1,749,218
Northwest Pipelines Corp.
  8.125%, 3/01/10(a)                                       724         776,490
NRG Energy, Inc.
  8.00%, 12/15/13(a)                                     1,125       1,215,000
Ormat Funding Corp.
  8.25%, 12/30/20(a)                                     1,103       1,114,364
Reliant Energy, Inc.
  6.75%, 12/15/14(a)                                       953         938,705
  9.50%, 7/15/13(a)                                      1,226       1,363,925
Southern Natural Gas Co.
  7.35%, 2/15/31(a)                                      1,018       1,103,620
  8.875%, 3/15/10(a)                                       817         891,311
TECO Energy, Inc.
  6.75%, 5/01/15(a)                                      1,119       1,188,938
  7.00%, 5/01/12(a)                                        933         999,476
The AES Corp.
  8.75%, 5/15/13(a)(b)                                     225         247,500
  9.00%, 5/15/15(a)(b)                                   1,080       1,193,400
The Williams Cos., Inc.
  7.625%, 7/15/19(a)                                     2,090       2,319,900
  7.875%, 9/01/21(a)                                       813         916,657
TXU Corp.
  Series O 4.80%, 11/15/09(a)                              125         122,973
  Series P 5.55%, 11/15/14(a)                              999         979,427
  Series Q 6.50%, 11/15/24(a)                              991         970,794
                                                                   ------------
                                                                    24,735,011
Total Corporate Debt Obligations
  (cost $247,316,762)                                              247,677,015

NON CONVERTIBLE PREFERRED
  STOCKS-1.0%
Paxson Communications Corp.
  14.25%, 11/15/06(a)                                      110         748,000
Sovereign Real Estate Investment Trust
  12.00%, 5/16/20(a)(b)                                  1,300       1,885,000

Total Non Convertible Preferred Stocks
  (cost $2,611,000)                                                  2,633,000


98 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                      Shares or
                                                      Principal
                                                         Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-0.0%
Phase Metrics, Inc.(a)(e)                               90,400            $904
Versatel Telecom International NV
  (Netherlands)(a)                                      18,800          51,646

Total Common Stocks
  (cost $52,860)                                                        52,550

SHORT-TERM INVESTMENT-1.6%
Time Deposit-1.6%
State Street Euro Dollar
  2.85%, 9/01/05
  (cost $4,131,000)                                 $    4,131       4,131,000

Total Investments-98.5%
  (cost $254,111,622)                                              254,493,565

Other assets less liabilities-1.5%                                   3,742,578
                                                                  -------------
Net Assets-100%                                                   $258,236,143


FORWARD EXCHANGE CURRENCY CONTRACT (see Note C)

                                         U.S. $
                            Contract    Value on      U.S. $
                             Amount   Origination    Current        Unrealized
                             (000)        Date        Value        Appreciation
                           ---------  ----------  -------------    ------------
Sale Contract
Euro Currency
  Settling 10/18/05          1,252   $ 1,548,049   $ 1,547,440         $ 609


(a) Positions, or portion thereof, with an aggregate market value of $250,362,565 have been segregated to collateralize open forward exchange currency contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the aggregate market value of these securities amounted to $53,285,137 or 20.6% of net assets.

(c) Indicates securities that have a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

(d)  Security is in default and is non-income producing.

(e)  Fair valued security (see Note A).

     See notes to financial statements.


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 99


STATEMENT OF ASSETS & LIABILITIES
August 31, 2005

                                                      U.S.           Global
                                      U.S.         Large Cap      Real Estate
                                     Value          Growth         Investment
                                --------------  --------------   -------------
Assets
Investments in securities,
  at value (cost
  $1,327,936,256,
  $1,331,194,419,
  and $474,693,549,
  respectively)                 $1,361,599,049  $1,395,443,303    $506,476,050
Cash                                        77             211             618
Foreign cash, at value
  (cost $-0-, $-0-,
  and $2,516,303,
  respectively)                             -0-             -0-      2,523,978
Dividends and interest
  receivable                         3,022,305         825,388         531,666
Receivable for investment
  securities sold                    1,360,656         832,602              -0-
Receivable for shares of
  beneficial interest sold             513,431         271,061         393,280
Receivable due from
  Adviser                                   -0-             -0-          6,127
Other assets                            11,058          11,058          11,058
                                --------------  --------------   -------------
Total assets                    $1,366,506,576  $1,397,383,623    $509,942,777
                                --------------  --------------   -------------
Liabilities
Payable for investment
  securities purchased              11,313,989              -0-      1,132,587
Payable for shares of
  beneficial interest
  redeemed                              77,636         283,716              -0-
Accrued expenses                        82,515          62,872          73,456
                                --------------  --------------   -------------
Total liabilities                   11,474,140         346,588       1,206,043
                                --------------  --------------   -------------
Net Assets                      $1,355,032,436  $1,397,037,035    $508,736,734
                                --------------  --------------   -------------
Composition of Net Assets
Paid-in capital                 $1,310,054,418  $1,333,530,910    $476,453,161
Undistributed/(distributions
  in excess of) net
  investment income                  1,384,145         280,325      (1,305,919)
Accumulated net realized
  gain on investment
  and foreign currency
  transactions                       9,931,080      (1,023,084)      1,800,792
Net unrealized
  appreciation/depreciation
  of investments and foreign
  currency denominated
  assets and liabilities            33,662,793      64,248,884      31,788,700
                                --------------  --------------   -------------
Net Assets                      $1,355,032,436  $1,397,037,035    $508,736,734
                                --------------  --------------   -------------
Shares of beneficial interest
  outstanding                      131,347,597     130,186,472      47,388,094
                                --------------  --------------   -------------
Net Asset Value                         $10.32          $10.73          $10.74
                                --------------  --------------   -------------


See notes to financial statements.


100 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                                   Small-Mid
                                 International   International        Cap
                                     Value          Growth           Value
                                --------------  --------------   -------------
Assets
Investments in securities,
  at value (cost
  $751,328,900,
  $500,340,421,
  and $316,902,548,
  respectively)                   $782,655,780    $516,625,302    $319,658,005
Cash                                       303             664             836
Foreign cash, at value
  (cost $1,898,165,
  $1,753,096, and $-0-,
  respectively)(a)                   1,882,568       1,754,648              -0-
Receivable for investment
  securities sold                    1,906,162       1,069,527         923,372
Dividends and interest
  receivable                         1,393,717         312,886         327,771
Receivable due from
  Adviser                              669,711          55,073          56,552
Receivable for variation
  margin on futures
  contracts                             59,769              -0-             -0-
Receivable for shares of
  beneficial interest sold               1,492       1,246,789         382,955
Other assets                            11,058          11,058          11,058
                                --------------  --------------   -------------
Total assets                      $788,580,560    $521,075,947    $321,360,549
                                --------------  --------------   -------------
Liabilities
Payable for shares of
  beneficial interest
  redeemed                              35,178              -0-             -0-
Payable for investment
  securities purchased                      -0-      3,346,146       1,254,865
Accrued expenses                       113,239         135,962          67,510
                                --------------  --------------   -------------
Total liabilities                      148,417       3,482,108       1,322,375
                                --------------  --------------   -------------
Net Assets                        $788,432,143    $517,593,839    $320,038,174
                                --------------  --------------   -------------
Composition of Net Assets
Paid-in capital                   $752,871,970    $501,197,832    $317,274,097
Undistributed/(distributions
  in excess of) net
  investment income                   (196,706)        (97,733)        141,186
Accumulated net realized
  gain (loss) on investment
  and foreign currency
  transactions                       4,658,104         238,368        (132,566)
Net unrealized appreciation
  of investments and foreign
  currency denominated
  assets and liabilities            31,098,775      16,255,372       2,755,457
                                --------------  --------------   -------------
Net Assets                        $788,432,143    $517,593,839    $320,038,174
                                --------------  --------------   -------------
Shares of beneficial interest
  outstanding                       72,423,450      48,976,351      30,046,056
                                --------------  --------------   -------------
Net Asset Value                         $10.89          $10.57          $10.65
                                --------------  --------------   -------------


(a) The amount of U.S. $1,042,990 has been segregated as collateral for the financial futures contract outstanding at August 31, 2005 for the International Value Portfolio.

     See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 101


                                  Small-Mid          Short       Intermediate
                                     Cap           Duration        Duration
                                    Growth           Bond            Bond
                                --------------  --------------   -------------
Assets
Investments in securities,
  at value (cost
  $279,066,916,
  $691,680,121, and
  $1,064,270,837,
  respectively)                   $286,689,817    $693,342,786  $1,072,727,696
Cash                                       790          42,897         518,243
Foreign cash, at value
  (cost $-0-, $-0-, and
  $114,206, respectively)                   -0-             -0-        113,647
Receivable for investment
  securities sold                    3,294,711         241,259       6,899,779
Receivable for shares of
  beneficial interest sold             429,823       1,190,850         110,256
Receivable due from
  Adviser                               70,204          23,819              -0-
Dividends and interest
  receivable                            61,448       4,246,341       5,824,139
Unrealized appreciation
  of forward exchange
  currency contracts                        -0-             -0-        129,948
Other assets                            11,058          11,058          11,058
                                --------------  --------------   -------------
Total assets                      $290,557,851    $699,099,010  $1,086,334,766
                                --------------  --------------   -------------
Liabilities
Payable for shares of
  beneficial interest
  redeemed                                  -0-             -0-        126,971
Payable for investment
  securities purchased               2,943,845      46,520,897     278,691,136
Payable for variation margin
  on futures contracts                      -0-             -0-         29,793
Swap agreements, at value
  (amortized discount
  ($151,374)                                -0-             -0-        115,882
Net unrealized depreciation
  of forward exchange
  currency contracts                        -0-             -0-        216,546
Accrued expenses                        77,652          73,553          89,084
                                --------------  --------------   -------------
Total liabilities                    3,021,497      46,594,450     279,269,412
                                --------------  --------------   -------------
Net Assets                        $287,536,354    $652,504,560    $807,065,354
                                --------------  --------------   -------------
Composition of Net Assets
Paid-in capital                   $280,845,151    $650,666,965    $800,791,863
Undistributed/net
  investment income                     12,115         446,052         392,106
Accumulated net realized
  loss on investment
  and foreign currency
  transactions                        (943,813)       (271,122)     (2,499,006)
Net unrealized appreciation
  of investments and foreign
  currency denominated
  assets and liabilities             7,622,901       1,662,665       8,380,391
                                --------------  --------------   -------------
Net Assets                        $287,536,354    $652,504,560    $807,065,354
                                --------------  --------------   -------------
Shares of beneficial interest
  outstanding                       26,173,001      64,999,073      79,762,251
                                --------------  --------------   -------------
Net Asset Value                         $10.99          $10.04          $10.12
                                --------------  --------------   -------------


See notes to financial statements.


102 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                  Inflation
                                                  Protected           High
                                                  Securities         Yield
                                                --------------   -------------
Assets
Investments in securities, at value
  (cost $258,598,374 and $254,111,622,
  respectively)                                   $262,201,457    $254,493,565
Cash                                                        37             527
Dividends and interest receivable                      903,766       4,679,669
Receivable for investment securities sold                   -0-        658,775
Receivable for shares of beneficial
  interest sold                                          7,676           4,109
Receivable due from Adviser                             70,042          54,869
Unrealized appreciation of forward
  exchange currency contracts                               -0-            609
Other assets                                            11,058          11,058
                                                --------------   -------------
Total assets                                      $263,194,036    $259,903,181
                                                --------------   -------------
Liabilities
Payable for shares of beneficial interest
  redeemed                                                  -0-            145
Payable for investment securities
  purchased                                                 -0-      1,600,658
Accrued expenses                                        66,199          66,235
                                                --------------   -------------
Total liabilities                                       66,199       1,667,038
                                                --------------   -------------
Net Assets                                        $263,127,837    $258,236,143
                                                --------------   -------------
Composition of Net Assets
Paid-in capital                                   $259,478,192    $257,513,387
Undistributed net investment income                    118,301         253,652
Accumulated net realized gain (loss)
  on investment and foreign currency
  transactions                                         (71,739)         86,514
Net unrealized appreciation of
  investments and foreign currency
  denominated assets and liabilities                 3,603,083         382,590
                                                --------------   -------------
Net Assets                                        $263,127,837    $258,236,143
                                                --------------   -------------
Shares of beneficial interest outstanding           26,282,796      24,961,085
                                                --------------   -------------
Net Asset Value                                         $10.01          $10.35
                                                --------------   -------------



See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 103


STATEMENT OF OPERATIONS
May 20, 2005(a) to August 31, 2005

                                                      U.S.           Global
                                      U.S.         Large Cap      Real Estate
                                     Value          Growth         Investment
                                  ------------    ------------    ------------
Investment Income
Dividends (net of foreign
  taxes withheld of $4,999,
  $16,455 and $256,531,
  respectively)                     $4,886,501      $1,223,156      $2,102,074
Interest                               311,347          23,136         149,110
                                  ------------    ------------    ------------
                                     5,197,848       1,246,292       2,251,184
                                  ------------    ------------    ------------
Expenses
Audit                                   50,562          50,658          49,995
Custodian                               43,086          27,186          37,790
Legal                                    8,243           8,231           8,237
Printing                                 6,000           5,808           2,124
Trustees' fees                           5,134           5,050           5,017
Amortization of offering
  expenses                               4,242           4,242           4,242
Miscellaneous                            3,746             537           1,226
                                  ------------    ------------    ------------
Total expenses                         121,013         101,712         108,631
Less: expenses waived
  and reimbursed by the
  Adviser (see Note B)                      -0-             -0-         (6,127)
                                  ------------    ------------    ------------
Net expenses                           121,013         101,712         102,504
                                  ------------    ------------    ------------
Net investment income                5,076,835       1,144,580       2,148,680
                                  ------------    ------------    ------------
Realized and Unrealized
Gain (Loss) on Investment
and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions           10,270,257          97,203       2,347,366
  Foreign currency
    transactions                            -0-             -0-       (777,188)
Net change in unrealized
  appreciation/depreciation of:
  Investments                       33,662,793      64,248,884      31,782,501
  Foreign currency
    denominated assets
    and liabilities                         -0-             -0-          6,199
                                  ------------    ------------    ------------
Net gain on investment
  and foreign currency
  transactions                      43,933,050      64,346,087      33,358,878
                                  ------------    ------------    ------------
Net Increase in
  Net Assets from
  Operations                       $49,009,885     $65,490,667     $35,507,558
                                  ------------    ------------    ------------


(a)  Commencement of operations.

     See notes to financial statements.


104 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                                   Small-Mid
                                  International   International       Cap
                                     Value          Growth           Value
                                  ------------    ------------    ------------
Investment Income
Dividends (net of foreign
  taxes withheld of
  $351,776, $116,002,
  and $315, respectively)           $3,090,623        $991,831        $444,397
Interest                                71,406         175,661          69,975
                                  ------------    ------------    ------------
                                     3,162,029       1,167,492         514,372
                                  ------------    ------------    ------------
Expenses
Custodian                              723,219          74,165          27,490
Audit                                   50,562          50,658          50,562
Legal                                    8,243           8,231           8,242
Trustees' fees                           5,107           5,050           5,110
Amortization of offering
  expenses                               4,242           4,242           4,242
Printing                                 2,492           1,970           1,971
Miscellaneous                            3,746           1,637           2,507
                                  ------------    ------------    ------------
Total expenses                         797,611         145,953         100,124
Less: expenses waived
  and reimbursed by the
  Adviser (see Note B)                (669,711)        (55,073)        (56,552)
                                  ------------    ------------    ------------
Net expenses                           127,900          90,880          43,572
                                  ------------    ------------    ------------
Net investment income                3,034,129       1,076,612         470,800
                                  ------------    ------------    ------------
Realized and Unrealized
Gain (Loss) on Investment
and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions            4,635,321(b)      341,791        (132,566)
  Futures contracts                     78,750              -0-             -0-
  Foreign currency
    transactions                      (179,844)       (848,547)             -0-
Net change in unrealized
  appreciation/depreciation of:
  Investments                       31,317,037(c)   16,284,881       2,755,457
  Futures contracts                   (211,826)             -0-             -0-
  Foreign currency
    denominated assets
    and liabilities                     (6,436)        (29,509)             -0-
                                  ------------    ------------    ------------
Net gain on investment
  and foreign currency
  transactions                      35,633,002      15,748,616       2,622,891
                                  ------------    ------------    ------------
Net Increase in
  Net Assets from
  Operations                       $38,667,131     $16,825,228      $3,093,691
                                  ------------    ------------    ------------


(a)  Commencement of operations.

(b)  Net of foreign capital gains taxes of $1,339.

(c)  Net of foreign accrued capital gains taxes of $9,843.

     See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 105


                                   Small-Mid         Short        Intermediate
                                      Cap           Duration        Duration
                                     Growth           Bond            Bond
                                  ------------    ------------    ------------
Investment Income
Dividends                             $101,292             $-0-            $-0-
Interest                                37,444       2,226,556       5,150,174
Dollar roll income                          -0-             -0-        410,555
                                  ------------    ------------    ------------
                                       138,736       2,226,556       5,560,729
                                  ------------    ------------    ------------
Expenses
Audit                                   49,995          49,995          49,995
Custodian                               41,931          35,499          50,859
Legal                                    8,246           8,276           8,237
Trustees' fees                           5,046           5,017           4,972
Amortization of offering
  expenses                               4,242           4,242           4,242
Printing                                   368           1,063           4,803
Miscellaneous                              440           2,519           3,737
                                  ------------    ------------    ------------
Total expenses                         110,268         106,611         126,845
Less: expenses waived and
  reimbursed by the Adviser
  (see Note B)                         (70,204)        (23,819)             -0-
                                  ------------    ------------    ------------
Net expenses                            40,064          82,792         126,845
                                  ------------    ------------    ------------
Net investment income                   98,672       2,143,764       5,433,884
                                  ------------    ------------    ------------
Realized and Unrealized
Gain (Loss) on Investment
and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions             (943,813)       (261,797)     (2,657,686)
  Futures contracts                         -0-             -0-        (81,946)
  Swap contracts                            -0-             -0-        (16,450)
  Foreign currency
    transactions                            -0-             -0-        111,804
Net change in unrealized
  appreciation/depreciation of:
  Investments                        7,622,901       1,662,665       8,456,859
  Futures contracts                         -0-             -0-        (22,925)
  Swap contracts                            -0-             -0-         35,492
  Foreign currency
    denominated assets
    and liabilities                         -0-             -0-        (89,035)
                                  ------------    ------------    ------------
Net gain on investment
  and foreign currency
  transactions                       6,679,088       1,400,868       5,736,113
                                  ------------    ------------    ------------
Net Increase in
  Net Assets from
  Operations                        $6,777,760      $3,544,632     $11,169,997
                                  ------------    ------------    ------------


(a)  Commencement of operations.

     See notes to financial statements.


106 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                   Inflation
                                                   Protected         High
                                                   Securities        Yield
                                                  ------------    ------------
Investment Income
Interest                                              $847,895      $1,655,512
                                                  ------------    ------------
Expenses
Audit                                                   49,995          49,995
Custodian                                               27,983          27,977
Legal                                                    8,240           8,234
Trustees' fees                                           4,995           4,972
Amortization of offering expenses                        4,242           4,242
Printing                                                   398             356
Miscellaneous                                            2,513           2,525
                                                  ------------    ------------
Total expenses                                          98,366          98,301
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                          (70,042)        (54,869)
                                                  ------------    ------------
Net expenses                                            28,324          43,432
                                                  ------------    ------------
Net investment income                                  819,571       1,612,080
                                                  ------------    ------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                              (71,739)         82,314
  Foreign currency transactions                             -0-         (1,397)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                        3,603,083         381,943
  Foreign currency denominated assets
    and liabilities                                         -0-            647
                                                  ------------    ------------
Net gain on investment and foreign
  currency transactions                              3,531,344         463,507
                                                  ------------    ------------
Net Increase in Net Assets
  from Operations                                   $4,350,915      $2,075,587
                                                  ------------    ------------


(a)  Commencement of operations.

     See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 107


STATEMENT OF CHANGES IN NET ASSETS


                                                                  U.S. Value
                                                                ---------------
                                                                May 20, 2005(a)
                                                                 to August 31,
                                                                     2005
                                                                ---------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                               $5,076,835
Net realized gain on investment transactions                        10,270,257
Net change in unrealized appreciation/depreciation of
  investments                                                       33,662,793
                                                                ---------------
Net increase in net assets from operations                          49,009,885
Dividends to Shareholders from
Net investment income                                               (3,696,932)
Transactions in Shares of Beneficial Interest
Net increase                                                     1,309,719,483
                                                                ---------------
Total increase                                                   1,355,032,436
Net Assets
Beginning of period                                                         -0-
                                                                ---------------
End of period (including undistributed net investment
  income of $1,384,145)                                         $1,355,032,436
                                                                ---------------


(a)  Commencement of operations.

     See notes to financial statements.


108 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                                  U.S. Large
                                                                  Cap Growth
                                                                ---------------
                                                                May 20, 2005(a)
                                                                 to August 31,
                                                                     2005
                                                                ---------------
Increase in Net Assets from Operations
Net investment income                                               $1,144,580
Net realized gain on investment transactions                            97,203
Net change in unrealized appreciation/depreciation of
  investments                                                       64,248,884
                                                                ---------------
Net increase in net assets from operations                          65,490,667
Dividends to Shareholders from
Net investment income                                                 (868,497)
Transactions in Shares of Beneficial Interest
Net increase                                                     1,332,414,865
                                                                ---------------
Total increase                                                   1,397,037,035
Net Assets
Beginning of period                                                         -0-
                                                                ---------------
End of period (including undistributed net investment
  income of $280,325)                                           $1,397,037,035
                                                                ---------------


(a)  Commencement of operations.

     See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 109


                                                                   Global
                                                                 Real Estate
                                                                  Investment
                                                                ---------------
                                                                May 20, 2005(a)
                                                                 to August 31,
                                                                     2005
                                                                ---------------
Increase in Net Assets from Operations
Net investment income                                               $2,148,680
Net realized gain on investment and foreign currency
  transactions                                                       1,570,178
Net change in unrealized appreciation/depreciation of
  investments and foreign currency denominated assets and
  liabilities                                                       31,788,700
                                                                ---------------
Net increase in net assets from operations                          35,507,558
Dividends to Shareholders from
Net investment income                                               (1,618,418)
Transactions in Shares of Beneficial Interest
Net increase                                                       474,847,594
                                                                ---------------
Total increase                                                     508,736,734
Net Assets
Beginning of period                                                         -0-
                                                                ---------------
End of period (including distributions in excess of net
  investment income of $1,305,919)                                $508,736,734
                                                                ---------------


(a)  Commencement of operations.

     See notes to financial statements.


110 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                                 International
                                                                     Value
                                                                ---------------
                                                                May 20, 2005(a)
                                                                 to August 31,
                                                                     2005
                                                                ---------------
Increase in Net Assets from Operations
Net investment income                                               $3,034,129
Net realized gain on investment and foreign currency
  transactions                                                       4,534,227
Net change in unrealized appreciation/depreciation of
  investments and foreign currency denominated assets and
  liabilities                                                       31,098,775
                                                                ---------------
Net increase in net assets from operations                          38,667,131
Dividends to Shareholders from
Net investment income                                               (3,032,408)
Transactions in Shares of Beneficial Interest
Net increase                                                       752,797,420
                                                                ---------------
Total increase                                                     788,432,143
Net Assets
Beginning of period                                                         -0-
                                                                ---------------
End of period (including distributions in excess of net
  investment income of $196,706)                                  $788,432,143
                                                                ---------------


(a)  Commencement of operations.

     See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 111


                                                                 International
                                                                    Growth
                                                                ---------------
                                                                May 20, 2005(a)
                                                                 to August 31,
                                                                     2005
                                                                ---------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                               $1,076,612
Net realized loss on investment and foreign currency
  transactions                                                        (506,756)
Net change in unrealized appreciation/depreciation of
  investments and foreign currency denominated assets and
  liabilities                                                       16,255,372
                                                                ---------------
Net increase in net assets from operations                          16,825,228
Dividends to Shareholders from
Net investment income                                                 (330,040)
Transactions in Shares of Beneficial Interest
Net increase                                                       501,098,651
                                                                ---------------
Total increase                                                     517,593,839
Net Assets
Beginning of period                                                         -0-
                                                                ---------------
End of period (including distributions in excess of net
  investment income of $97,733)                                   $517,593,839
                                                                ---------------


(a)  Commencement of operations.

     See notes to financial statements.


112 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                                   Small-Mid
                                                                   Cap Value
                                                                ---------------
                                                                May 20, 2005(a)
                                                                 to August 31,
                                                                     2005
                                                                ---------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                                 $470,800
Net realized loss on investment transactions                          (132,566)
Net change in unrealized appreciation/depreciation of
  investments                                                        2,755,457
                                                                ---------------
Net increase in net assets from operations                           3,093,691
Dividends to Shareholders from
Net investment income                                                 (333,856)
Transactions in Shares of Beneficial Interest
Net increase                                                       317,278,339
                                                                ---------------
Total increase                                                     320,038,174
Net Assets
Beginning of period                                                         -0-
                                                                ---------------
End of period (including undistributed net investment
  income of $141,186)                                             $320,038,174
                                                                ---------------


(a)  Commencement of operations.

     See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 113


                                                                  Small-Mid
                                                                  Cap Growth
                                                                ---------------
                                                                May 20, 2005(a)
                                                                 to August 31,
                                                                     2005
                                                                ---------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                                  $98,672
Net realized loss on investment transactions                          (943,813)
Net change in unrealized appreciation/depreciation of
  investments                                                        7,622,901
                                                                ---------------
Net increase in net assets from operations                           6,777,760
Dividends to Shareholders from
Net investment income                                                  (90,799)
Transactions in Shares of Beneficial Interest
Net increase                                                       280,749,393
                                                                ---------------
Total increase                                                     287,436,354
Net Assets
Beginning of period                                                    100,000
                                                                ---------------
End of period (including undistributed net investment
  income of $12,115)                                              $287,536,354
                                                                ---------------


(a)  Commencement of operations.

     See notes to financial statements.


114 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                                Short Duration
                                                                     Bond
                                                                ---------------
                                                                May 20, 2005(a)
                                                                 to August 31,
                                                                     2005
                                                                ---------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                               $2,143,764
Net realized loss on investment transactions                          (261,797)
Net change in unrealized appreciation/depreciation of
  investments                                                        1,662,665
                                                                ---------------
Net increase in net assets from operations                           3,544,632
Dividends to Shareholders from
Net investment income                                               (1,701,954)
Transactions in Shares of Beneficial Interest
Net increase                                                       650,661,882
                                                                ---------------
Total increase                                                     652,504,560
Net Assets
Beginning of period                                                         -0-
                                                                ---------------
End of period (including undistributed net investment
  income of $446,052)                                             $652,504,560
                                                                ---------------


(a)  Commencement of operations.

     See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 115


                                                                 Intermediate
                                                                 Duration Bond
                                                                ---------------
                                                                May 20, 2005(a)
                                                                 to August 31,
                                                                     2005
                                                                ---------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                               $5,433,884
Net realized loss on investment and foreign currency
  transactions                                                      (2,644,278)
Net change in unrealized appreciation/depreciation of
  investments and foreign currency denominated assets and
  liabilities                                                        8,380,391
                                                                ---------------
Net increase in net assets from operations                          11,169,997
Dividends to Shareholders from
Net investment income                                               (4,900,272)
Transactions in Shares of Beneficial Interest
Net increase                                                       800,795,629
                                                                ---------------
Total increase                                                     807,065,354
Net Assets
Beginning of period                                                         -0-
                                                                ---------------
End of period (including undistributed net investment
  income of $392,106)                                             $807,065,354
                                                                ---------------


(a)  Commencement of operations.

     See notes to financial statements.


116 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                                  Inflation
                                                                  Protected
                                                                  Securities
                                                                ---------------
                                                                May 20, 2005(a)
                                                                 to August 31,
                                                                     2005
                                                                ---------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                                 $819,571
Net realized loss on investment transactions                           (71,739)
Net change in unrealized appreciation/depreciation of
  investments                                                        3,603,083
                                                                ---------------
Net increase in net assets from operations                           4,350,915
Dividends to Shareholders from
Net investment income                                                 (705,512)
Transactions in Shares of Beneficial Interest
Net increase                                                       259,482,434
                                                                ---------------
Total increase                                                     263,127,837
Net Assets
Beginning of period                                                         -0-
                                                                ---------------
End of period (including undistributed net investment
  income of $118,301)                                             $263,127,837
                                                                ---------------


(a)  Commencement of operations.

     See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 117


                                                                  High Yield
                                                                ---------------
                                                                May 20, 2005(a)
                                                                 to August 31,
                                                                     2005
                                                                ---------------
Increase in Net Assets from Operations
Net investment income                                               $1,612,080
Net realized gain on investment and foreign currency
  transactions                                                          80,917
Net change in unrealized appreciation/depreciation of
  investments and foreign currency denominated assets and
  liabilities                                                          382,590
                                                                ---------------
Net increase in net assets from operations                           2,075,587
Dividends to Shareholders from
Net investment income                                               (1,357,073)
Transactions in Shares of Beneficial Interest
Net increase                                                       257,517,629
                                                                ---------------
Total increase                                                     258,236,143
Net Assets
Beginning of period                                                         -0-
                                                                ---------------
End of period (including undistributed net investment
  income of $253,652)                                             $258,236,143
                                                                ---------------


(a)  Commencement of operations.

     See notes to financial statements.


118 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


NOTES TO FINANCIAL STATEMENTS
August 31, 2005


NOTE A
Significant Accounting Policies
The AllianceBernstein Pooling Portfolios (the "Trust") was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is currently comprised of eleven separate series:
AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio (collectively, the "Portfolios"). Each series is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of Alliance Capital Management, L.P. (the "Adviser"). A Portfolio's shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Portfolios' Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Trust's Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 119


contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on for-


120 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


eign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is each Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

5. Expenses
Expenses of the Trust are charged to each Portfolio in proportion to each Portfolio's respective net assets.

6. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Organization and Offering Expenses
Cost incurred in connection with the organization of the Trust of $71,875 was borne by the Investment Adviser. Offering expenses of $15,300 per Portfolio have been deferred and are being amortized on a straight line basis over a one year period.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 121


NOTE B
Advisory Fee and Other Transactions with Affiliates
The Trust has entered into an advisory agreement (the "Advisory Agreement") with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervisions of the Trust's Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.

The Trust has entered into a distribution agreement (the "Distribution Agreement") on behalf of each Portfolio with AllianceBernstein Investment Research and Management, Inc., a wholly-owned subsidiary of the Adviser, the Portfolios' principal underwriter (the "Underwriter"), to permit the Underwriter to distribute the Portfolios' shares, which are sold at the net asset value without any sales charge.

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios' shares, which are borne by the Underwriter.

Alliance Global Investor Services, Inc. ("AGIS"), an indirect wholly-owned subsidiary of the Adviser, acts as the Portfolios' registrar, transfer agent and dividend-disbursing agent.
For the period May 20, 2005 to August 31, 2005, the Adviser has agreed to limit the operating expenses of the following Portfolios to the extent necessary to limit total operating expenses on an annual basis as follows:

                                                                    Amount
                                                 Expense     Reimbursed by
Portfolio                                    Limitations           Adviser
---------------------------------------------------------------------------
Global Real Estate Investment                      .15%             $6,127
International Value                                .15%            669,711
International Growth                               .15%             55,073
Small-Mid Cap Value                                .15%             56,552
Small-Mid Cap Growth                               .15%             70,204
Short Duration Bond                                .15%             23,819
Intermediate Duration Bond                         .15%                 -0-
Inflation Protected Securities                     .15%             70,042
High-Yield                                         .20%             54,869


122 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


There were no expense caps on the U.S. Value Portfolio and the U.S. Large Cap Growth Portfolio.

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the period May 20, 2005 to August 31, 2005, were as follows:

                                                 Sanford C.     Sanford C.
                                       Total    Bernstein &      Bernstein
Portfolio                        Commissions        Co. LLC        Limited
---------------------------------------------------------------------------
U.S. Value                          $274,443       $105,406            $-0-
U.S. Large Cap Growth                154,982             -0-            -0-
Global Real Estate
  Investment                         298,596          7,633             -0-
International Value                  236,249            599             -0-
International Growth                 610,024             -0-            -0-
Small-Mid Cap Value                   61,876         22,896             -0-
Small-Mid Cap Growth                  90,697             -0-            -0-
Short Duration Bond                       -0-            -0-            -0-
Intermediate Duration
  Bond                                    -0-            -0-            -0-
Inflation Protected
  Securities                              -0-            -0-            -0-
High-Yield                                -0-            -0-            -0-


NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the period May 20, 2005 to August 31, 2005, were as follows:

Portfolio                                      Purchases             Sales
---------------------------------------------------------------------------
U.S. Value                                  $336,410,678      $133,609,323
U.S. Large Cap Growth                         88,706,250        90,029,434
Global Real Estate Investment                201,041,263        18,128,465
International Value                           90,534,209        70,679,019
International Growth                         394,239,920        44,850,387
Small-Mid Cap Value                           74,544,020         7,871,526
Small-Mid Cap Growth                          89,032,386        20,876,304
Short Duration Bond                          179,779,483         9,042,931
Intermediate Duration Bond                   172,213,351       320,722,621
Inflation Protected Securities                        -0-               -0-
High-Yield                                    38,113,078        18,837,431


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 123


Purchases and sales of U.S. government securities for the period May 20, 2005 to August 31, 2005, were as follows:

Portfolio                                      Purchases             Sales
---------------------------------------------------------------------------
U.S. Value                                           $-0-              $-0-
U.S. Large Cap Growth                                 -0-               -0-
Global Real Estate Investment                         -0-               -0-
International Value                                   -0-               -0-
International Growth                                  -0-               -0-
Small-Mid Cap Value                                   -0-               -0-
Small-Mid Cap Growth                                  -0-               -0-
Short Duration Bond                          553,078,747       169,080,852
Intermediate Duration Bond                   709,126,505       561,769,357
Inflation Protected Securities               218,715,795         2,597,606
High-Yield                                            -0-               -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

                                                      Gross Unrealized                       Net
                                               --------------------------------       Unrealized
Portfolio                             Cost      Appreciation    (Depreciation)      Appreciation
------------------------------------------------------------------------------------------------
U.S. Value                  $1,328,265,308       $55,366,433      $(22,032,692)      $33,333,741
U.S. Large Cap Growth        1,332,835,258        75,957,557       (13,349,512)       62,608,045
Global Real Estate
  Investment                   481,980,417        24,911,429          (415,797)       24,495,632
International Value            752,249,357        34,682,036        (4,275,613)       30,406,423
International Growth           500,929,729        18,284,198        (2,588,624)       15,695,573
Small-Mid Cap Value            316,933,584         7,660,853        (4,936,432)        2,724,421
Small-Mid Cap Growth           279,526,750        11,865,673        (4,702,606)        7,163,067
Short Duration Bond            691,987,169         1,599,919          (244,302)        1,355,617
Intermediate Duration
  Bond                       1,064,363,492         8,794,104          (429,900)        8,364,204
Inflation Protected
  Securities                   258,659,078         3,640,767           (98,388)        3,542,379
High-Yield                     254,113,438         1,655,301        (1,275,174)          380,127


1. Financial Futures Contracts
Certain Portfolios may buy or sell financial futures contracts for the purpose of hedging their portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise


124 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


from the potential inability of counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts
Certain Portfolios may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Dollar Rolls
Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio.

4. Swap Agreements
Certain Portfolios may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 125


calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Portfolio receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.


126 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs.

NOTE D
Shares of Beneficial Interest
There are an unlimited number of shares of beneficial interest authorized, without par value. Transactions in shares of beneficial interest were as follows:

                                                  Shares            Amount
                                              ---------------   ---------------
                                              May 20, 2005(a)   May 20, 2005(a)
                                                to August 31,     to August 31,
Portfolio                                               2005              2005
-------------------------------------------------------------------------------
U.S. Value
Shares sold                                      145,298,965    $1,455,154,401
Shares issued in reinvestment of dividends           363,015         3,696,933
Shares redeemed                                  (14,314,383)     (149,131,851)
Net increase                                     131,347,597    $1,309,719,483

U.S. Large Cap Growth
Shares sold                                      143,635,278    $1,476,789,066
Shares issued in reinvestment of dividends            82,573           868,497
Shares redeemed                                  (13,531,379)     (145,242,698)
Net increase                                     130,186,472    $1,332,414,865

Global Real Estate Investment
Shares sold                                       51,442,214      $518,156,439
Shares issued in reinvestment of dividends           153,515         1,618,419
Shares redeemed                                   (4,207,635)      (44,927,264)
Net increase                                      47,388,094      $474,847,594

International Value
Shares sold                                       87,293,820      $915,265,700
Shares issued in reinvestment of dividends           287,985         3,032,408
Shares redeemed                                  (15,158,355)     (165,500,688)
Net increase                                      72,423,450      $752,797,420

International Growth
Shares sold                                       53,371,235      $548,013,912
Shares issued in reinvestment of dividends            32,971           330,040
Shares redeemed                                   (4,427,855)      (47,245,301)
Net increase                                      48,976,351      $501,098,651

(a)  Commencement of operations.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 127


                                                  Shares            Amount
                                              ---------------   ---------------
                                              May 20, 2005(a)   May 20, 2005(a)
                                                to August 31,     to August 31,
Portfolio                                               2005              2005
-------------------------------------------------------------------------------
Small-Mid Cap Value
Shares sold                                       39,367,093      $417,139,655
Shares issued in reinvestment of dividends            31,920           333,856
Shares redeemed                                   (9,352,957)     (100,195,172)
Net increase                                      30,046,056      $317,278,339

Small-Mid Cap Growth
Shares sold                                       32,639,420      $351,691,312
Shares issued in reinvestment of dividends             8,533            90,799
Shares redeemed                                   (6,484,952)      (71,032,718)
Net increase                                      26,163,001      $280,749,393

Short Duration Bond
Shares sold                                       66,579,808      $666,482,105
Shares issued in reinvestment of dividends           170,040         1,701,954
Shares redeemed                                   (1,750,775)      (17,522,177)
Net increase                                      64,999,073      $650,661,882

Intermediate Duration Bond
Shares sold                                       84,453,006      $848,045,210
Shares issued in reinvestment of dividends           487,181         4,900,272
Shares redeemed                                   (5,177,936)      (52,149,853)
Net increase                                      79,762,251      $800,795,629

Inflation Protected Securities
Shares sold                                       26,212,348      $258,784,163
Shares issued in reinvestment of dividends            71,174           705,512
Shares redeemed                                         (726)           (7,241)
Net increase                                      26,282,796      $259,482,434

High-Yield
Shares sold                                       30,314,496      $312,883,214
Shares issued in reinvestment of dividends           131,189         1,357,073
Shares redeemed                                   (5,484,600)      (56,722,658)
Net increase                                      24,961,085      $257,517,629

(a)  Commencement of operations.


Commencement of Offering
The Portfolios commenced offering on May 20, 2005 through the investments of cash and securities received in a tax free in-kind contributions from AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy and AllianceBernstein Blended Style Series--U.S. Large Cap Portfolio ("U.S. Large Cap Fund"). Prior


128 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


to commencement of operations on May 20, 2005, the Trust had no operations other than the sale to the Adviser on April 15, 2005 of 10,000 shares for $10 each of the AllianceBernstein Small-Mid Cap Growth Portfolio.

Amounts received from in-kind transfers of investment securities were as follows:

                                    Wealth          Balanced            Wealth
                              Appreciation            Wealth      Preservation        U.S. Large
Portfolio                         Strategy          Strategy          Strategy          Cap Fund
-------------------------------------------------------------------------------------------------
U.S. Value                    $155,435,335      $150,723,860       $24,205,731       $64,400,550
U.S. Large Cap Growth          158,437,429       153,296,219        24,652,835        71,745,927
Global Real Estate
  Investment                    43,932,094        69,340,181        24,273,362                -0-
International Value             59,932,167        57,875,719         9,199,373                -0-
International Growth            63,478,390        61,819,722         9,798,985                -0-
Small-Mid Cap Value                     -0-               -0-               -0-               -0-
Small-Mid Cap Growth                    -0-               -0-               -0-               -0-
Short Duration Bond                     -0-               -0-       72,247,181                -0-
Intermediate Duration
  Bond                                  -0-      250,427,841        72,480,909                -0-
Inflation Protected
  Securities                            -0-               -0-       28,619,579                -0-
High-Yield                              -0-          598,162                -0-               -0-


Amounts received from investments of cash were as follows:

                                    Wealth          Balanced            Wealth
                              Appreciation            Wealth      Preservation        U.S. Large
Portfolio                         Strategy          Strategy          Strategy          Cap Fund
-------------------------------------------------------------------------------------------------
U.S. Value                          $7,784            $6,052           $10,251          $710,972
U.S. Large Cap Growth              856,603           856,272           144,828         1,111,911
Global Real Estate
  Investment                     2,267,390         4,077,486         1,085,694                -0-
International Value              6,083,498         5,812,768           863,081                -0-
International Growth             3,175,305         2,784,499           373,559                -0-
Small-Mid Cap Value              4,400,000         5,740,000         1,200,000                -0-
Small-Mid Cap Growth             3,525,000         5,800,000         1,030,000                -0-
Short Duration Bond                     -0-               -0-       10,872,021                -0-
Intermediate Duration
  Bond                                  -0-       13,149,233         5,158,625                -0-
Inflation Protected
  Securities                            -0-               -0-          857,786                -0-
High-Yield                              -0-       24,450,000                -0-               -0-


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 129


The amounts of the unrealized appreciation (depreciation) of investment securities acquired by the Portfolios through the in-kind transfer were as follows:

Portfolio                                       Appreciation    (Depreciation)
-------------------------------------------------------------------------------
U.S. Value                                       $33,794,987                -0-
U.S. Large Cap Growth                             33,033,631                -0-
Global Real Estate Investment                     21,884,598                -0-
International Value                               10,574,433                -0-
International Growth                               8,587,797                -0-
Small-Mid Cap Value                                       -0-               -0-
Small-Mid Cap Growth                                      -0-               -0-
Short Duration Bond                                       -0-         (390,484)
Intermediate Duration Bond                                -0-       (2,633,495)
Inflation Protected Securities                            -0-         (223,894)
High-Yield                                                -0-          (46,845)


NOTE E
Risks Involved in Investing in the Portfolios
Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Security Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk--In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios' maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss there under to be remote.


130 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


NOTE F
Distributions to Shareholders
The tax character of distributions to be paid for the fiscal year ending August 31, 2005 were as follows:

U.S. Value Portfolio                                                   2005
                                                                    ----------
Distributions paid from:
  Ordinary income                                                   $3,696,932
Total distributions paid                                            $3,696,932

U.S. Large Cap Growth Portfolio                                        2005
                                                                    ----------
Distributions paid from:
  Ordinary income                                                     $868,497
Total distributions paid                                              $868,497

Global Real Estate Investment Portfolio                                2005
                                                                    ----------
Distributions paid from:
  Ordinary income                                                   $1,618,418
Total distributions paid                                            $1,618,418

International Value Portfolio                                          2005
                                                                    ----------
Distributions paid from:
  Ordinary income                                                   $3,032,408
Total distributions paid                                            $3,032,408

International Growth Portfolio                                         2005
                                                                    ----------
Distributions paid from:
  Ordinary income                                                     $330,040
Total distributions paid                                              $330,040

Small-Mid Cap Value Portfolio                                          2005
                                                                    ----------
Distributions paid from:
  Ordinary income                                                     $333,856
Total distributions paid                                              $333,856


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 131


Small-Mid Cap Growth Portfolio                                         2005
                                                                    ----------
Distributions paid from:
  Ordinary income                                                      $90,799
Total distributions paid                                               $90,799

Short Duration Bond Portfolio                                          2005
                                                                    ----------
Distributions paid from:
  Ordinary income                                                   $1,701,954
Total distributions paid                                            $1,701,954

Intermediate Duration Bond Portfolio                                   2005
                                                                    ----------
Distributions paid from:
  Ordinary income                                                   $4,900,272
Total distributions paid                                            $4,900,272

Inflation Protected Securities Portfolio                               2005
                                                                    ----------
Distributions paid from:
  Ordinary income                                                     $705,512
Total distributions paid                                              $705,512

High-Yield Portfolio                                                   2005
                                                                    ----------
Distributions paid from:
  Ordinary income                                                   $1,357,073
Total distributions paid                                            $1,357,073


132 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


As of August 31, 2005 the components of accumulated earnings/deficit on a tax basis were as follows:

                                                                          Accumulated                                   Total
                                Undistributed       Undistributed             Capital          Unrealized         Accumulated
                                     Ordinary           Long-Term           and Other       Appreciation/           Earnings/
Portfolio                              Income               Gains      Gains (Losses)     Depreciation(a)        (Deficit)(b)
------------------------------------------------------------------------------------------------------------------------------
U.S. Value                         $4,810,109          $6,834,169                 $-0-        $33,333,741         $44,978,019
U.S. Large Cap
  Growth                              280,325             617,755                  -0-         62,608,045          63,506,125
Global Real Estate
  Investment                        6,990,289           1,568,642                  -0-         24,501,831          33,060,762
International Value                 2,776,718           2,784,981                  -0-         30,178,318          35,740,017
International Growth                  750,814             827,676                  -0-         15,666,064          17,244,554
Small-Mid Cap Value                   141,186                  -0-           (101,530)          2,724,421           2,764,077
Small-Mid Cap
  Growth                               12,115                  -0-           (483,979)          7,163,067           6,691,203
Short Duration Bond                   482,951                  -0-               (973)          1,355,617           1,837,595
Intermediate Duration
  Bond                                581,891                  -0-         (2,773,875)          8,681,371           6,489,387
Inflation Protected
  Securities                          118,301                  -0-            (11,035)          3,542,379           3,649,645
High-Yield                            343,378                  -0-                 -0-            380,165             723,543

(a) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, mark to market on passive foreign investment companies, mark to market on forward contracts, future contracts, swaps, and swap income (loss) accruals.

(b) The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to deferral of post October currency losses.


Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax purposes, (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, "excess distributions" are reflected in the accompanying financial statements. Certain other differences--permanent differences arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio, due to the foreign currency gain
(loss), non deductible offering costs, adjustments for wash sales and passive foreign investment companies acquired from fund of funds is reflected as an adjustment to the components of capital as of August 31, 2005 as shown on the proceeding page:


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 133


                                                                               Increase (Decrease)
                                                                                To Accumulated Net
                                                      Increase (Decrease)     Realized Gain (Loss)
                             Increase (Decrease)            Undistributed          On Investments,
                                   To Additional           Net Investment              Futures and
Portfolio                        Paid in Capital            Income (Loss)       Foreign Currencies
---------------------------------------------------------------------------------------------------
U.S. Value                              $334,935                   $4,242                $(339,177)
U.S. Large Cap Growth                  1,116,045                    4,242               (1,120,287)
Global Real Estate
  Investment                           1,605,567               (1,836,182)                 230,615
International Value                       74,550                 (198,427)                 123,877
International Growth                      99,181                 (844,305)                 745,124
Small-Mid Cap Value                       (4,242)                   4,242                       -0-
Small-Mid Cap Growth                      (4,242)                   4,242                       -0-
Short Duration Bond                        5,083                    4,242                   (9,325)
Intermediate Duration
  Bond                                    (3,766)                (141,506)                 145,272
Inflation Protected
  Securities                              (4,242)                   4,242                       -0-
High-Yield                                (4,242)                  (1,355)                   5,597


NOTE G
Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

  (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


134 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The Portfolios were not a part of the regulatory settlement and their advisory fees were not affected by the SEC Order or the NYAG Order.

A special committee of the Adviser's Board of Trustees, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the AllianceBernstein Mutual Funds ("the Independent Trustees") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 135


be filed. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and all removed state court actions, to the United States District Court for the District of Maryland.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. That motion is pending.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West


136 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. The time for the Adviser and Alliance Holding to respond to the Summary Order has been extended. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint and the Summary Order.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiff section 36(b) claim against the Adviser.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 137


It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


138 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                  U.S. Value
                                                                --------------
                                                                    May 20,
                                                                  2005(a) to
                                                                  August 31,
                                                                     2005
                                                                --------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(b)                                                 .08
Net realized and unrealized gain on investment transactions              .28
Net increase in net asset value from operations                          .36

Less: Dividends
Dividends from net investment income                                    (.04)
Net asset value, end of period                                        $10.32

Total Return
Total investment return based on net asset value(c)                     3.58%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                         $1,355,032
Ratio to average net assets of:
  Expenses(d)                                                            .07%
  Net investment income(d)                                              2.84%
Portfolio turnover rate                                                   21%


See footnote summary on page 149.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 139


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                                  U.S. Large
                                                                  Cap Growth
                                                                --------------
                                                                    May 20,
                                                                  2005(a) to
                                                                  August 31,
                                                                     2005
                                                                --------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(b)                                                 .02
Net realized and unrealized gain on investment transactions              .72
Net increase in net asset value from operations                          .74

Less: Dividends
Dividends from net investment income                                    (.01)
Net asset value, end of period                                        $10.73

Total Return
Total investment return based on net asset value(c)                     7.38%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                         $1,397,037

Ratio to average net assets of:
  Expenses(d)                                                            .05%
  Net investment income(d)                                               .62%
Portfolio turnover rate                                                   13%


See footnote summary on page 149.


140 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                   Global
                                                                 Real Estate
                                                                  Investment
                                                                --------------
                                                                    May 20,
                                                                  2005(a) to
                                                                  August 31,
                                                                     2005
                                                                --------------
Net asset value, beginning of period                                  $10.00
Income From Investment Operations
Net investment income(b)(e)                                              .09
Net realized and unrealized gain on investment and foreign
  currency transactions                                                  .69
Net increase in net asset value from operations                          .78
Less: Dividends
Dividends from net investment income                                    (.04)
Net asset value, end of period                                        $10.74
Total Return
Total investment return based on net asset value(c)                     7.80%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                           $508,737
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                             .15%
  Expenses, before waivers/reimbursements(d)                             .16%
  Net investment income(d)(e)                                           3.14%
Portfolio turnover rate                                                    7%


See footnote summary on page 149.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 141


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                International
                                                                    Value
                                                                --------------
                                                                    May 20,
                                                                  2005(a) to
                                                                  August 31,
                                                                     2005
                                                                --------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(b)(e)                                              .10
Net realized and unrealized gain on investment and foreign
  currency transactions                                                  .87
Net increase in net asset value from operations                          .97

Less: Dividends
Dividends from net investment income                                    (.08)
Net asset value, end of period                                        $10.89

Total Return
Total investment return based on net asset value(c)                     9.71%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                           $788,432
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                             .15%
  Expenses, before waivers/reimbursements(d)                             .94%
  Net investment income(d)(e)                                           3.56%
Portfolio turnover rate                                                   23%


See footnote summary on page 149.


142 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                International
                                                                    Growth
                                                                --------------
                                                                    May 20,
                                                                  2005(a) to
                                                                  August 31,
                                                                     2005
                                                                --------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(b)(e)                                              .05
Net realized and unrealized gain on investment and foreign
  currency transactions                                                  .54
Net increase in net asset value from operations                          .59

Less: Dividends
Dividends from net investment income                                    (.02)
Net asset value, end of period                                        $10.57

Total Return
Total investment return based on net asset value(c)                     5.93%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                           $517,594

Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                             .15%
  Expenses, before waivers/reimbursements(d)                             .24%
  Net investment income(d)(e)                                           1.78%
Portfolio turnover rate                                                   19%


See footnote summary on page 149.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 143


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                  Small-Mid
                                                                  Cap Value
                                                                --------------
                                                                    May 20,
                                                                  2005(a) to
                                                                  August 31,
                                                                     2005
                                                                --------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(b)(e)                                              .04
Net realized and unrealized gain on investment transactions              .63
Net increase in net asset value from operations                          .67

Less: Dividends
Dividends from net investment income                                    (.02)
Net asset value, end of period                                        $10.65

Total Return
Total investment return based on net asset value(c)                     6.72%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                           $320,038
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                             .15%
  Expenses, before waivers/reimbursements(d)                             .34%
  Net investment income(d)(e)                                           1.62%
Portfolio turnover rate                                                    8%


See footnote summary on page 149.


144 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                  Small-Mid
                                                                  Cap Growth
                                                                --------------
                                                                    May 20,
                                                                  2005(a) to
                                                                  August 31,
                                                                     2005
                                                                --------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(b)(e)                                              .01
Net realized and unrealized gain on investment transactions              .99
Net increase in net asset value from operations                         1.00

Less: Dividends
Dividends from net investment income                                    (.01)
Net asset value, end of period                                        $10.99

Total Return
Total investment return based on net asset value(c)                     9.97%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                           $287,536
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                             .15%
  Expenses, before waivers/reimbursements(d)                             .41%
  Net investment income(d)(e)                                            .37%
Portfolio turnover rate                                                   21%


See footnote summary on page 149.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 145


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                    Short
                                                                Duration Bond
                                                                --------------
                                                                    May 20,
                                                                  2005(a) to
                                                                  August 31,
                                                                     2005
                                                                --------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(b)(e)                                              .09
Net realized and unrealized loss on investment transactions             (.01)
Net increase in net asset value from operations                          .08

Less: Dividends
Dividends from net investment income                                    (.04)
Net asset value, end of period                                        $10.04

Total Return
Total investment return based on net asset value(c)                     0.82%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                           $652,505
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                             .15%
  Expenses, before waivers/reimbursements(d)                             .19%
  Net investment income(d)(e)                                           3.88%
Portfolio turnover rate                                                   83%


See footnote summary on page 149.


146 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS



Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                Intermediate
                                                                Duration Bond
                                                                --------------
                                                                    May 20,
                                                                  2005(a) to
                                                                  August 31,
                                                                     2005
                                                                --------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(b)                                                 .11
Net realized and unrealized gain on investment and foreign
  currency transactions                                                  .08
Net increase in net asset value from operations                          .19

Less: Dividends
Dividends from net investment income                                    (.07)
Net asset value, end of period                                        $10.12

Total Return
Total investment return based on net asset value(c)                     1.95%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                           $807,065
Ratio to average net assets of:
  Expenses(d)                                                            .10%
  Net investment income(d)                                              4.13%
Portfolio turnover rate                                                  206%


See footnote summary on page 149.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 147


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                   Inflation
                                                                   Protected
                                                                  Securities
                                                                --------------
                                                                   May 20,
                                                                 2005(a) to
                                                                 August 31,
                                                                     2005
                                                                --------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(b)(e)                                              .09

Less: Dividends
Dividends from net investment income                                    (.08)
Net asset value, end of period                                        $10.01

Total Return
Total investment return based on net asset value(c)                     0.92%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                           $263,128
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                             .15%
  Expenses, before waivers/reimbursements(d)                             .52%
  Net investment income(d)(e)                                           4.34%
Portfolio turnover rate                                                    3%


See footnote summary on page 149.


148 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period


                                                                  High Yield
                                                                --------------
                                                                    May 20,
                                                                  2005(a) to
                                                                  August 31,
                                                                     2005
                                                                --------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(b)(e)                                              .20
Net realized and unrealized gain on investment and foreign
  currency transactions                                                  .24
Net increase in net asset value from operations                          .44

Less: Dividends
Dividends from net investment income                                    (.09)
Net asset value, end of period                                        $10.35

Total Return
Total investment return based on net asset value(c)                     4.38%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                           $258,236
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                             .20%
  Expenses, before waivers/reimbursements(d)                             .45%
  Net investment income(d)(e)                                           7.42%
Portfolio turnover rate                                                   23%


(a)  Commencement of operations.

(b)  Based on average shares oustanding during the period.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  Net of fees waived/reimbursed by the Adviser.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 149


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the AllianceBernstein Pooling Portfolios
In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio (eleven portfolios constituting AllianceBernstein Pooling Portfolios, hereafter referred to as the "Funds") at August 31, 2005, and the results of each of their operations, the changes in each of their net assets and financial highlights for the period May 20, 2005 (commencement of operations) through August 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 21, 2005


150 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


TAX INFORMATION
(unaudited)


For the fiscal year ended August 31, 2005, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. We designate the following percentage or the maximum amount allowable of total ordinary income distributed as Qualified Dividend income:

                                                      Qualified Dividend
                                                          Percentage
U.S. Value                                                   56.4%
U.S. Large Cap Growth                                        92.9
Global Real Estate Investment                                 6.1
International Value                                          51.1
International Growth                                         89.3
Small-Mid Cap Value                                          88.6
Small-Mid Cap Growth                                         89.2


For corporate shareholders, the percentage of total ordinary income distributions paid during the current fiscal year ended August 31, 2005, that qualified for the corporate dividends received deduction is as follows:

                                                      Dividend Received
                                                     Deduction Percentage
U.S. Value                                                   55.2%
U.S. Large Cap Growth                                        92.0
Small-Mid Cap Value                                          89.1
Small-Mid Cap Growth                                         90.0


Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your 1099-DIV which will be sent to you separately in January 2006.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 151


TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)


OFFICERS(2)
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Bruce K. Aronow, Vice President
Stephen Beinhacker, Vice President
Henry S. D'Auria, Vice President
Gershon Distenfeld, Vice President
Sharon E. Fay, Vice President
Marilyn G. Fedak, Vice President
David P. Handke, Jr., Vice President
Thomas Kamp, Vice President
Shawn E. Keegan, Vice President
Kumar Kirpalani, Vice President
Samantha Lau, Vice President
James W. MacGregor, Vice President
John Mahedy, Vice President
Allison M. Martier, Vice President
Giulio A. Martini, Vice President
Christopher Marx, Vice President
Teresa Marziano, Vice President
Jimmy K. Pang, Vice President
Joseph G. Paul, Vice President
John D. Phillips, Vice President
Jeffrey S. Phlegar, Vice President
James G. Reilly, Vice President
Paul C. Rissman, Vice President
Karen A. Sesin, Vice President
Robert W. Scheetz, Vice President
Kevin Simms, Vice President
Michael A. Snyder, Vice President
Christopher M. Toub, Vice President
(Scott) Patrick Wallace, Vice President
Andrew J. Weiner, Vice President
Greg J. Wilensky, Vice President
Kewjin Yuoh, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller


Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter
AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017


152 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Trustees

(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of, and investment decisions for, each of the other Portfolios are made by certain Investment Policy Groups or teams, the members of which are jointly and primarily responsible for the day-to-day management of each Portfolio. No one person is principally responsible for making recommendations for each Portfolio. Each Investment Policy Group or team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

     The management of and investment decisions for the AllianceBernstein Global Real Estate Investment Portfolio are made by the REIT Investment Policy Group. Mr. Joseph G. Paul and Ms. Teresa Marziano are the senior most members of the Investment Policy Group.

     The management of and investment decisions for the AllianceBernstein U.S. Value Portfolio are made by the U.S. Value Investment Policy Group. Ms. Marilyn
G. Fedak, Mr. John Mahedy, Mr. Christopher Marx and Mr. John D. Phillips are the senior most members of the Investment Policy Group.

     The management of and investment decisions for the AllianceBernstein Small-Mid Cap Value Portfolio are made by Small-Mid Cap Value Investment Policy Group. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the senior most members of the Investment Policy Group.

     The management of and investment decisions for the AllianceBernstein International Value Portfolio are made by International Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D'Auria and Mr. Giulio A. Martini are the senior most members of the Investment Policy Group.

     The management of and investment decisions for the AllianceBernstein International Growth Portfolio are made by the International Growth Team. Mr. Christopher Toub, Mr. Paul Rissman, Mr. Stephen Beinhacker, Mr. James Pang and Mr. Robert Scheetz are the senior members of the team.

     The management of and investment decisions for the AllianceBernstein U.S. Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. Thomas Kamp, Mr. James G. Reilly, Mr. David (Dutch) Handke, Mr. Scott Wallace and Ms. Karen Sesin are the senior most members of the team.

     The management of and investment decisions for the AllianceBernstein Small-Mid Cap Growth Portfolio are made by the Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. Kumar Kirpalani and Ms. Samantha Lau are the senior most members of the team.

     The management of and investment decisions for the AllianceBernstein Short Duration Bond Portfolio are made by the U.S. Investment Grade: Structured Asset Investment Team. Mr. Greg Wilensky and Mr. Kewjin Yuoh are the senior most members of the team.

     The management of and investment decisions for the AllianceBernstein Intermediate Duration Bond Portfolio are made by the U.S. Investment Grade:
Core Fixed Income Team. Mr. Greg Wilensky, Ms. Alison Martier, Mr. Shawn Keegan and Mr. Jeffrey Phlegar are the senior most members of the team.

     The management of and investment decisions for the AllianceBernstein High-Yield Portfolio are made by the U.S. High Yield Investment Team. Mr. Gershon Distenfeld and Mr. Michael Snyder are the senior most members of the team.

     Mr. Greg Wilensky, Director of Stable Value Investments, is the investment professional primarily responsible for the day-to-day management of the AllianceBernstein Inflation Protected Securities Portfolio.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 153


MANAGEMENT OF THE FUND

Trustee Information
The business and affairs of the Strategies are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.

                                                                                                            OTHER
                                                                                       PORTFOLIOS       TRUSTEESHIPS
                                                                                        IN FUND              AND
  NAME, DATE OF BIRTH                         PRINCIPAL                                 COMPLEX         DIRECTORSHIPS
OF TRUSTEE, ADDRESS AND                     OCCUPATION(S)                             OVERSEEN BY          HELD BY
(FIRST YEAR OF SERVICE*)                 DURING PAST 5 YEARS                            TRUSTEE            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Marc O. Mayer,**                   Executive Vice President of ACMC                       81             SCB Partners
1345 Avenue of the                 since 2001; prior thereto, Chief                                      Inc.,
Americas                           Executive Officer of Sanford C.                                       SCB, Inc.
New York, NY 10105                 Bernstein & Co., LLC (institutional
10/2/57                            research and brokerage arm of
(2005)                             Bernstein & Co., Inc.)  ("SCB & Co.")
                                   and its predecessor since prior
                                   to 2000.

DISINTERESTED TRUSTEES
William H. Foulk, Jr., #+          Investment adviser and an                              108            None
2 Sound View Drive                 Independent consultant. He was
Suite 100                          formerly Senior Manager of Barrett
Greenwich, CT 06830                Associates, Inc., a registered
(Chairman of the Board)            investment adviser, with which he
9/7/32                             had been associated since prior
(2005)                             to 2000. He was formerly Deputy
                                   Comptroller and Chief Investment
                                   Officer of the State of New York
                                   and, prior thereto, Chief
                                   Investment Officer of the New
                                   York Bank for Savings.

Ruth Block, #                      Formerly Executive Vice President                      105            None
500 S.E. Mizner Blvd.              and Chief Insurance Officer of The
Boca Raton, FL 33432               Equitable Life Assurance Society
11/7/30                            of the United States; Chairman
(2005)                             and Chief Executive Officer of
                                   Evlico (insurance); a Director of
                                   Avon, BP (oil and gas), Ecolab
                                   Incorporated (specialty chemicals),
                                   Tandem Financial Group
                                   and Donaldson, Lufkin &
                                   Jenrette Securities Corporation;
                                   former Governor at Large,
                                   National Association
                                   of Securities Dealers, Inc.


154 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                                                                            OTHER
                                                                                       PORTFOLIOS       TRUSTEESHIPS
                                                                                        IN FUND              AND
  NAME, DATE OF BIRTH                         PRINCIPAL                                 COMPLEX         DIRECTORSHIPS
OF TRUSTEE, ADDRESS AND                     OCCUPATION(S)                             OVERSEEN BY          HELD BY
(FIRST YEAR OF SERVICE*)                 DURING PAST 5 YEARS                            TRUSTEE            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
(continued)
David H. Dievler, #                Independent Consultant. Until                          107            None
P.O. Box 167                       December 1994 he was Senior
Spring Lake, NJ 07762              Vice President of ACMC responsible
10/23/29                           for mutual fund administration.
(2005)                             Prior to joining ACMC in 1984,
                                   he was Chief Financial Officer of
                                   Eberstadt Asset Management since
                                   1968. Prior to that, he was a Senior
                                   Manager at Price Waterhouse & Co.
                                   Member of American Institute of
                                   Certified Public Accountants since
                                   1953.

John H. Dobkin,#                   Consultant. Formerly President                         105            None
P.O. Box 12                        of Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002;
2/19/42                            Senior Advisor from June 1999-
(2005)                             June 2000 and President of
                                   Historic Hudson Valley (historic
                                   preservation) from December
                                   1989-May 1999. Previously,
                                   Director of the National Academy
                                   of Design and during 1988-1992,
                                   Director and Chairman of the
                                   Audit Committee of ACMC.

Michael J. Downey, #               Consultant since January 2004.                         80             Asia Pacific
c/o Alliance Capital               Formerly managing partner of                                          Fund, Inc.
Management LP                      Lexington Capital, LLC (investment                                    and The
Attn: Philip L. Kirstein           advisory firm) from December 1997                                     Merger Fund
1345 Avenue of the                 until December 2003. Prior thereto,
Americas                           Chairman and CEO of Prudential
New York, NY 10105                 Mutual Fund Management from
1/26/44                            1987 to 1993.
(2005)


*    There is no stated term of office for the Trustees.

**   Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

#    Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

+    Member of the Fair Value Pricing Committee.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 155


Officer Information
Certain information concerning the Fund's Officers is listed below.

     NAME,
 ADDRESS* AND                      POSITION(S)                   PRINCIPAL OCCUPATION
 DATE OF BIRTH                   HELD WITH TRUST                 DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and                 See biography above.
10/2/57                       Chief Executive Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent
5/29/45                       and Independent               Compliance Officer of the
                              Compliance Officer            AllianceBernstein Funds, with which
                                                            he has been associated since October
                                                            2004. Prior thereto, he was Of Counsel
                                                            to Kirkpatrick & Lockhart, LLP from
                                                            October 2003 to October 2004, and
                                                            General Counsel of Merrill Lynch
                                                            Investment Managers, L.P. since prior
                                                            to 2000.

Bruce K. Aronow               Vice President                Senior Vice President of ACMC,** with
7/2/66                                                      which he has been associated since
                                                            prior to 2000.

Stephen Beinhacker            Vice President                Senior Vice President of ACMC,** with
10/11/64                                                    which he has been associated since
                                                            prior to 2000.

Henry S. D'Auria              Vice President                Senior Vice President of ACMC,** since
12/23/61                                                    October 2000, Chief Investment Officer
                                                            of Emerging Markets Value Equities
                                                            since 2002 and Co-Chief Investment
                                                            Officer of International Value Equities of
                                                            ACMC since June 2003. Prior thereto,
                                                            he was Director of Research of Small
                                                            Cap Value and Emerging Markets Value
                                                            Equities at SCB & Co. since prior to
                                                            2000.

Gershon Distenfeld            Vice President                Vice President of ACMC,** with which
12/30/75                                                    he has been associated since prior to
                                                            2000.

Sharon E. Fay                 Vice President                Executive Vice President and Chief
6/19/60                                                     Investment Officer of UK, European
                                                            Global Value Equities since June 2003.
                                                            She continues to serves as Chief
                                                            Investment Officer of U.K. and
                                                            European Value Equities at ACMC**
                                                            since 2000, and chairs the Global,
                                                            European and UK Value Investment
                                                            Policy Groups since prior to 2000.


156 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


     NAME,
 ADDRESS* AND                      POSITION(S)                   PRINCIPAL OCCUPATION
 DATE OF BIRTH                   HELD WITH TRUST                 DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
Marilyn G. Fedak              Vice President                Executive Vice President of ACMC**
1/3/47                                                      since October 2000. She is Head of
                                                            SCB & Co.'s Value Equities Business
                                                            and Co-Chief Investment Officer of U.S.
                                                            Value Equities. Prior thereto she was
                                                            Chief Investment Officer and Chairman
                                                            of the U.S. Equity Investment Policy
                                                            Group at SCB & Co. since prior to
                                                            2000.

David P. Handke, Jr.          Vice President                Senior Vice President of ACMC,** with
8/12/49                                                     which he has been associated since
                                                            prior to 2000.

Thomas Kamp                   Vice President                Senior Vice President of ACMC,** with
8/11/61                                                     which he has been associated since
                                                            prior to 2000.

Shawn E. Keegan               Vice President                Vice President of ACMC,** with which
7/19/71                                                     he has been associated since prior to
                                                            2000.

Kumar Kirpalani               Vice President                Vice President of ACMC,** with which
1/29/54                                                     he has been associated since prior to
                                                            2000.

Samantha Lau                  Vice President                Vice President of ACMC,** with which
10/15/72                                                    she has been associated since prior to
                                                            2000.

James W. MacGregor            Vice President                Senior Vice President of ACMC,** since
6/16/67                                                     October 2000. He is also currently
                                                            Director of Research-Small and Mid
                                                            Cap Value Equities. Prior thereto, he
                                                            held a substantially similar position at
                                                            SCB & Co. since prior to 2000.

John Mahedy                   Vice President                Senior Vice President of ACMC,** since
7/26/63                                                     October 2000 and Co-Chief Investment
                                                            Officer of U.S. Value Equities in 2003.
                                                            He continues to serve as the Director of
                                                            Research--U.S. Value Equities since
                                                            2001. Prior thereto, he was a senior
                                                            research analyst at SCB & Co. since
                                                            prior to 2000.

Allison M. Martier            Vice President                Senior Vice President of ACMC,** with
1/29/57                                                     which she has been associated since
                                                            prior to 2000.

Giulio A. Martini             Vice President                Senior Vice President of ACMC,** with
7/2/55                                                      which he has been associated since
                                                            prior to 2000.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 157


     NAME,
 ADDRESS* AND                      POSITION(S)                   PRINCIPAL OCCUPATION
 DATE OF BIRTH                   HELD WITH TRUST                 DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
Christopher Marx              Vice President                Senior Vice President of ACMC,** with
9/9/67                                                      which he has been associated since
                                                            prior to 2000.

Teresa Marziano               Vice President                Senior Vice President of ACMC,** since
9/1/54                                                      October 2000 and Co-Chief Investment
                                                            Officer of Global Real Estate
                                                            Investments since July 2004. Prior
                                                            thereto, she was a Senior Analyst of
                                                            investment research at SCB & Co since
                                                            prior to 2000.

Jimmy K. Pang                 Vice President                Senior Vice President of ACMC,** with
8/21/73                                                     which he has been associated since
                                                            prior to 2000.

Joseph G. Paul                Vice President                Senior Vice President of ACMC,** and
2/8/60                                                      Chief Investment Officer-Small and Mid-
                                                            Capitalization Value Equities since 2002
                                                            and Co-Chief Investment Officer of Real
                                                            Estate Investments since July 2004.
                                                            He is also Chief Investment Officer
                                                            of Advanced Value at ACMC** since
                                                            October 2000 and held the same
                                                            position at SCB & Co. since prior to
                                                            2000.

John D. Phillips              Vice President                Senior Vice President of ACMC,** with
3/7/47                                                      which he has been associated since
                                                            prior to 2000.

Jeffrey S. Phlegar            Vice President                Senior Vice President of ACMC,** with
6/28/66                                                     which he has been associated since
                                                            prior to 2000.

James G. Reilly               Vice President                Executive Vice President of ACMC,**
7/2/61                                                      with which he has been associated
                                                            since prior to 2000.

Paul C. Rissman               Vice President                Executive Vice President of ACMC,**
11/10/56                                                    with which he has been associated
                                                            since prior to 2000.

Karen A. Sesin                Vice President                Senior Vice President of ACMC,** with
2/4/59                                                      which she has been associated since
                                                            2000.


158 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


     NAME,
 ADDRESS* AND                      POSITION(S)                   PRINCIPAL OCCUPATION
 DATE OF BIRTH                   HELD WITH TRUST                 DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
Robert W. Scheetz             Vice President                Senior Vice President of ACMC,** with
11/22/65                                                    which he has been associated since
                                                            prior to 2000.

Kevin Simms                   Vice President                Senior Vice President and Co-Chief
3/23/66                                                     Investment Officer of International Value
                                                            Equities at ACMC,** since 2003. He is
                                                            also Director of Research for
                                                            International Value and Global Value
                                                            Equities at ACMC since October 2000.
                                                            Prior thereto, he was Director of
                                                            Research for Emerging Markets Value
                                                            Equities at SCB & Co. since prior to
                                                            2000.

Michael A. Snyder             Vice President                Senior Vice President of ACMC,** since
4/18/62                                                     May 2001. Prior thereto, he was a
                                                            Managing Director in the high yield
                                                            asset group at Donaldson, Lufkin &
                                                            Jenrette Corporation since prior to
                                                            2000.

Christopher M. Toub           Vice President                Executive Vice President of ACMC,**
6/15/59                                                     with which he has been associated
                                                            since prior to 2000.

(Scott) Patrick Wallace       Vice President                Senior Vice President of ACMC,** with
10/11/64                                                    which he has been associated since
                                                            prior to 2000.

Andrew J. Weiner              Vice President                Senior Vice President of ACMC,** since
7/8/68                                                      October 2000. Prior thereto, he was a
                                                            research associate at SCB & Co. since
                                                            prior to 2000.

Greg J. Wilensky              Vice President                Vice President of ACMC,** and Director
4/27/67                                                     of Stable Value Investments, with which
                                                            he has been associated since prior to
                                                            2000.

Kewjin Yuoh                   Vice President                Vice President of ACMC,** since March
3/11/71                                                     2003. Prior thereto, he was a Vice
                                                            President of Credit Suisse Asset
                                                            Management from 2000 to 2002 and a
                                                            Vice President of Brundage, Story &
                                                            Rose since prior to 2000.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 159


     NAME,
 ADDRESS* AND                      POSITION(S)                   PRINCIPAL OCCUPATION
 DATE OF BIRTH                   HELD WITH TRUST                 DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
Mark R. Manley                Secretary                     Senior Vice President, Deputy General
10/23/62                                                    Counsel and Chief Compliance Officer
                                                            of ACMC,** with which he has been
                                                            associated since prior to 2000.

Mark D. Gersten               Treasurer and Chief           Senior Vice President of Alliance Global
10/4/50                       Financial Officer             Investor Services, Inc. ("AGIS"),** and
                                                            Vice President of AllianceBernstein
                                                            Investment Research and
                                                            Management, Inc. ("ABIRM"),** with
                                                            which he has been associated since
                                                            prior to 2000.

Thomas R. Manley              Controller                    Vice President of ACMC,** with which
8/3/51                                                      he has been associated since prior to
                                                            2000.


* The address for each of the Trust's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Trust.

     The Fund's Statement of Additional Information ("SAI") has additional informationabout the Fund's Trustees and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.


160 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 161


ALLIANCEBERNSTEIN POOLING PORTFOLIOS
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672



[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management



ABPOOLPAR0805


ITEM 2.  CODE OF ETHICS.
(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                                                   Audit-Related
                                                                     Audit Fees        Fees          Tax Fees
                                                                     ----------    -------------     --------
AllianceBernstein U.S. Value Portfolio                        2005     35,000        2,218             1,364

AllianceBernstein U.S. Large Cap Growth Portfolio             2005     35,000        2,218             1,364

AllianceBernstein Global Real Estate Investment Portfolio     2005     35,000        2,218             1,364

AllianceBernstein International Value Portfolio               2005     35,000        2,218             1,364

AllianceBernstein International Growth Portfolio              2005     35,000        2,218             1,364

AllianceBernstein Short Duration Bond Portfolio               2005     35,000        2,218             1,364

AllianceBernstein International Value Portfolio               2005     35,000        2,218             1,364

AllianceBernstein Intermediate Duration Bond Portfolio        2005     35,000        2,218             1,364

AllianceBernstein Inflation Protected Securities Portfolio    2005     35,000        2,218             1,364

AllianceBernstein High-Yield Portfolio                        2005     35,000        2,218             1,364

AllianceBernstein Small-Mid Cap Value Portfolio               2005     35,000        2,218             1,364

AllianceBernstein Small-Mid Cap Growth Portfolio              2005     35,000        2,218             1,364



(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"):

                                                                                                   Total Amount of
                                                                                                Foregoing Column Pre-
                                                                                                approved by the Audit
                                                                           All Fees for               Committee
                                                                        Non-Audit Services      (Portion Comprised of
                                                                         Provided to the         Audit Related Fees)
                                                                      Portfolio, the Adviser    (Portion Comprised of
                                                                      and Service Affiliates          Tax Fees)
                                                                      ----------------------    ---------------------
AllianceBernstein U.S. Value Portfolio                        2005         806,357                   [3,582]
                                                                                                     (2,218)
                                                                                                     (1,364)
                                                                                                     [     ]
                                                                                                     (     )
                                                                                                     (     )
AllianceBernstein U.S. Large Cap Growth Portfolio             2005         806,357                   [3,582]
                                                                                                     (2,218)
                                                                                                     (1,364)
                                                                                                     [     ]
                                                                                                     (     )
                                                                                                     (     )
AllianceBernstein Global Real Estate Investment Portfolio     2005         806,357                   [3,582]
                                                                                                     (2,218)
                                                                                                     (1,364)
                                                                                                     [     ]
                                                                                                     (     )
                                                                                                     (     )
AllianceBernstein International Value Portfolio               2005         806,357                   [3,582]
                                                                                                     (2,218)
                                                                                                     (1,364)
                                                                                                     [     ]
                                                                                                     (     )
                                                                                                     (     )
AllianceBernstein International Growth Portfolio              2005         806,357                   [3,582]
                                                                                                     (2,218)
                                                                                                     (1,364)
                                                                                                     [     ]
                                                                                                     (     )
                                                                                                     (     )
AllianceBernstein Short Duration Bond Portfolio               2005         806,357                   [3,582]
                                                                                                     (2,218)
                                                                                                     (1,364)
                                                                                                     [     ]
                                                                                                     (     )
                                                                                                     (     )
AllianceBernstein Intermediate Duration Bond Portfolio        2005         806,357                   [3,582]
                                                                                                     (2,218)
                                                                                                     (1,364)
                                                                                                     [     ]
                                                                                                     (     )
                                                                                                     (     )
AllianceBernstein Inflation Protected Securities Portfolio    2005         806,357                   [3,582]
                                                                                                     (2,218)
                                                                                                     (1,364)
                                                                                                     [     ]
                                                                                                     (     )
                                                                                                     (     )
AllianceBernstein High-Yield Portfolio                        2005         806,357                   [3,582]
                                                                                                     (2,218)
                                                                                                     (1,364)
                                                                                                     [     ]
                                                                                                     (     )
                                                                                                     (     )
AllianceBernstein Small-Mid Cap Value Portfolio                            806,357                   [3,582]
                                                                                                     (2,218)
                                                                                                     (1,364)
                                                                                                     [     ]
                                                                                                     (     )
                                                                                                     (     )
AllianceBernstein Small-Mid Cap Growth Portfolio                           806,357                   [3,582]
                                                                                                     (2,218)
                                                                                                     (1,364)
                                                                                                     [     ]
                                                                                                     (     )
                                                                                                     (     )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to the registrant.


ITEM 6.  SCHEDULE OF INVESTMENTS.
Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the registrant.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable to the registrant.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11. CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 12. EXHIBITS.
The following exhibits are attached to this Form N-CSR:

    EXHIBIT NO.     DESCRIPTION OF EXHIBIT

    12 (a) (1)      Code of Ethics that is subject to the disclosure of
                    Item 2 hereof

    12 (b) (1)      Certification of Principal Executive Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

    12 (b) (2)      Certification of Principal Financial Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

    12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Pooling Portfolios

By:       /s/ Marc O. Mayer
          -----------------
          Marc O. Mayer
          President

Date:     October 28, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Marc O. Mayer
          -----------------
          Marc O. Mayer
          President

Date:     October 28, 2005

By:       /s/ Mark D. Gersten
          -----------------
          Mark D. Gersten
          Treasurer and Chief Financial Officer

Date:     October 28, 2005